NOTICE: PLEASE COMPLETE THE

ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE.

BRANDYWINE FUND, INC.

P.O. Box 4166

Greenville, Delaware 19807

BRANDYWINE FUND

Meeting of Stockholders

To Be Held on September 23, 2013

Dear Valued Stockholder:

You are cordially invited to attend a special meeting of stockholders of Brandywine Fund (“Brandywine Fund”) (throughout this letter and the related proxy materials we refer to such fund as the “Existing Fund”), a class of Brandywine Fund, Inc. (“Brandywine Fund, Inc.”), to be held on September 23, 2013. At the stockholder meeting of the Existing Fund there will be a vote on an important proposal, described below. Your Board of Directors has already approved the proposal and recommends that you vote in favor.

The Board of Directors of Brandywine Fund, Inc., a Maryland corporation and registered investment company advised by Friess Associates, LLC (“Friess”), and the Board of Trustees of Managers Trust I (“Managers Trust I”), a Massachusetts business trust and registered investment company advised by Managers Investment Group LLC (“Managers”), have each approved the reorganization of the Existing Fund into a new series of Managers Trust I (the “Reorganization”). The Reorganization is expected to close on or about September 30, 2013.

To carry out the Reorganization, Managers Trust I is creating a new series with the same investment objective and substantially similar principal investment strategies as the Existing Fund. The series is called Brandywine Fund (the “New Brandywine Fund”), and is part of the family of mutual funds advised by Managers (the “Managers Funds”). Throughout this letter and the related proxy materials we refer to the New Brandywine Fund as the “New Fund.”

In the Reorganization, the Existing Fund will transfer all of its assets to the New Fund. In exchange for these assets, the New Fund will assume all of the liabilities of the Existing Fund and deliver to the Existing Fund shares of the New Fund (“New Fund Shares”) with a value equal to the value of the Existing Fund shares immediately prior to the Reorganization, based upon the New Fund’s valuation procedures. The Existing Fund will then distribute the New Fund Shares to the Existing Fund’s stockholders in complete liquidation of the Existing Fund.

The Reorganization is expected to qualify as a tax-free transaction. Brandywine Fund, Inc., Managers Trust I, Friess and Managers have agreed that Managers and Friess will bear equally the expenses of the Reorganization, including proxy solicitation costs, so that stockholders of Brandywine Fund, Inc. and shareholders of Managers Trust I will not bear any of these costs.

In connection with the Reorganization, approval is also being sought pursuant to a separate proxy statement/prospectus from stockholders of each of Brandywine Blue Fund (“Brandywine Blue Fund”) and Brandywine Advisors Midcap Growth Fund (“Brandywine Advisors Fund”), each a class of Brandywine Blue Fund, Inc., to reorganize Brandywine Blue Fund and Brandywine Advisors Fund into two new corresponding series of Managers Trust I (collectively with the Reorganization of the Existing Fund, the “Brandywine Mergers” and each, a “Brandywine Merger”).

In connection with the Brandywine Mergers, Affiliated Managers Group, Inc. (“AMG”) has entered into a definitive transfer agreement (the “Transfer Agreement”) with Friess and Friess Associates of Delaware, LLC (“Friess of Delaware,” and, collectively with Friess, the “Friess Companies”), and the members of each such entity, pursuant to which AMG will transfer its indirect majority ownership interest in the Friess Companies to the management team of the Friess Companies (the “Friess Transaction”). AMG is a publicly traded asset management company (NYSE: AMG) with equity interests in a diverse group of highly regarded boutique investment management firms. Upon closing, the Friess Transaction will ensure the Friess Companies’ continuing operational autonomy going forward; and preserve the Friess Companies’ independent character, including their focus on the interests of their clients. It is anticipated that the Friess Transaction will not result in any material changes to the Friess Companies’ current management, personnel, investment processes or systems, or the way in which the Friess Companies manage the Existing Fund and will manage the New Fund.

Friess currently serves as the Existing Fund’s investment adviser and delegates all of its day-to-day portfolio management responsibilities with respect to the Existing Fund to its affiliate, Friess of Delaware, who currently serves as subadvisor to the Existing Fund. Pursuant to the Reorganization, it is proposed that Managers will serve as the investment manager to the New Fund through an investment management agreement with Managers Trust I relating to the New Fund, Friess will serve as the subadvisor to the New Fund through a subadvisory agreement between Managers and Friess relating to the New Fund, and Friess of Delaware will serve as the subadvisor to the New Fund through a sub-subadvisory agreement among Managers, Friess and Friess of Delaware relating to the New Fund. As with the Existing Fund, Friess intends to delegate all of its investment advisory responsibilities with respect to the New Fund to its affiliate, Friess of Delaware, and Friess of Delaware will manage the day-to-day portfolio management of the New Fund. It is anticipated that Friess of Delaware will manage the day-to-day portfolio management of the New Fund in the same way Friess of Delaware manages the day-to-day portfolio management of the Existing Fund, and that the personnel involved in the day-to-day management of the New Fund’s portfolio will be the same personnel currently managing the Existing Fund’s portfolio. Oversight of the New Fund will be provided by the Board of Trustees of Managers Trust I, and, as the investment manager of the New Fund, Managers will provide investment oversight, administration, and shareholder services for the New Fund. Managers is a wholly owned subsidiary of AMG and Friess and Friess of Delaware are currently majority owned subsidiaries of AMG.

We are seeking your approval of the Reorganization of the Existing Fund. Information regarding the Reorganization is contained in the enclosed proxy materials. The Board of Directors of Brandywine Fund, Inc. and the Board of Trustees of Managers Trust I each approved the Reorganization at meetings held on June 4, 2013 and May 21, 2013, respectively. A vote in favor of the Reorganization will also constitute a vote in favor of the liquidation and dissolution of the Existing Fund.

The Board of Directors of Brandywine Fund, Inc. believes that approval of the Reorganization is in the best interests of the Existing Fund and the Existing Fund’s stockholders. Accordingly, the Board of Directors recommends that you vote in favor of the Existing Fund’s Reorganization.

Please read the enclosed proxy materials and consider the information provided carefully. Your vote is very important to us. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. You may also vote your shares by telephone or electronically by following the instructions in the enclosed proxy materials. If you have any questions about the proxy materials or the proposed Reorganization, please call your investment professional or Brandywine Fund, Inc. at 1-800-656-3017.

Very truly yours,

/s/ William F. D’Alonzo
William F. D’Alonzo
President of Brandywine Fund, Inc.
July 13, 2013

BRANDYWINE FUND, INC.

P.O. Box 4166

Greenville, Delaware 19807

QUESTIONS AND ANSWERS

YOUR VOTE IS IMPORTANT!

Dated: July 13, 2013

Q:	What am I being asked to vote on?

A:	As a stockholder of the Existing Fund, you are being asked to vote to approve the Reorganization of your Existing Fund into the New Fund, a series of Managers Trust I, pursuant to an Agreement and Plan of Reorganization among Brandywine Fund, Inc., Managers Trust I, Managers, Friess and Friess of Delaware. In connection with the Reorganization, the Existing Fund will transfer all of its assets to the New Fund, the New Fund will assume all of the liabilities of the Existing Fund, and you will receive New Fund Shares with a value equal to the net asset value of your shares of the Existing Fund immediately prior to the Reorganization, based upon the New Fund’s valuation procedures. Upon completion of the Reorganization, you will become a shareholder of the New Fund and the Existing Fund will terminate. A vote in favor of the Reorganization will also constitute a vote in favor of the liquidation and dissolution of the Existing Fund.

Existing Fund	New Fund
Brandywine Fund, a class of Brandywine Fund, Inc.	Brandywine Fund, a series of Managers Trust I

Q:	Has my Existing Fund’s Board of Directors approved the Reorganization?

A:	Yes. The Board of Directors of Brandywine Fund, Inc. approved the Reorganization for the Existing Fund on June 4, 2013 and recommends that you vote to approve the Reorganization.

Q:	Why is my Existing Fund’s Board recommending the Reorganization?

A:

The Board of Directors of Brandywine Fund, Inc. has concluded that participation in the proposed Reorganization is in the best interests of the Existing Fund and its stockholders. In reaching this conclusion, the Board of Directors considered several factors, which are discussed in detail in these materials. These factors include Managers’ capabilities and experience in serving as an investment adviser, including as sponsor to and adviser of

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Managers Trust I; that Friess and Friess of Delaware will be the subadvisors to the New Fund; that Friess of Delaware will continue to be responsible for the day-to-day portfolio management of the New Fund; that the New Fund will have the same investment objective and substantially similar investment strategies as the Existing Fund; that Friess and Managers are bearing the costs of the Reorganization; that the Reorganization is expected to be tax-free to Existing Fund stockholders for U.S. federal income tax purposes; that Managers has agreed that the investment management fee for the New Fund will be the same as the investment management fee for the Existing Fund; and that, to the extent that the net asset level of the New Fund is equal to or greater than the average net asset level of the Existing Fund during the Existing Fund’s prior fiscal year, and to the extent the transition of the New Fund to Managers Trust I’s service providers is completed within a commercially reasonable time following the Reorganization, the total annual operating expense ratio of the shares of the New Fund will be lower than the total annual operating expense ratio of the Existing Fund. Certain fees waived and expenses reimbursed by Managers are subject to recoupment in limited circumstances as noted below under “Synopsis — Comparison of Fees and Expenses.”

In connection with the Reorganization, approval is also being sought pursuant to a separate proxy statement/prospectus from stockholders of each of Brandywine Blue Fund and Brandywine Advisors Fund, each a class of Brandywine Blue Fund, Inc., to reorganize each of Brandywine Blue Fund and Brandywine Advisors Fund into two new series of Managers Trust I.

In connection with the Brandywine Mergers, AMG has entered into the Transfer Agreement with the Friess Companies, and the members of each such entity, pursuant to which AMG will transfer its indirect majority ownership interest in the Friess Companies to the management team of the Friess Companies. Upon closing, the Friess Transaction will ensure the Friess Companies’ continuing operational autonomy going forward; and preserve the Friess Companies’ independent character, including their focus on the interests of their clients. It is anticipated that the Friess Transaction will not result in any material changes to the Friess Companies’ current management, personnel, investment processes or systems, or the way in which the Friess Companies manage the Existing Fund and will manage the New Fund.

While the closing of the Friess Transaction is contingent upon the stockholders of the Existing Fund, Brandywine Blue Fund, and Brandywine Advisors Fund approving their respective Brandywine Merger and the closing of each Brandywine Merger, the parties may waive this condition. The same is true of the closing of each Brandywine Merger, as it is contingent upon (i) the closing of the other two Brandywine Mergers, and (ii) the closing of the Friess Transaction, but these conditions may be waived. Therefore, if any of the Brandywine Mergers or the

Friess Transaction does not close, the parties will determine if it is in their best interests to proceed with one or more of the transactions; provided that the transactions will not occur unless the parties have waived the applicable conditions.

It is proposed that Friess will serve as the subadvisor for the New Fund through a subadvisory agreement between Managers and Friess relating to the New Fund, that Friess of Delaware will serve as the subadvisor to the New Fund through a sub-subadvisory agreement among Managers, Friess and Friess of Delaware relating to the New Fund, and that, as with the Existing Fund, Friess will delegate all of its investment advisory responsibilities with respect to the New Fund to its affiliate, Friess of Delaware, allowing stockholders to continue to invest in a mutual fund managed on a day-to-day basis by the same portfolio management personnel. Also, it is proposed that Managers, a subsidiary of AMG, will assume the overall investment oversight, administration, and shareholder servicing responsibilities as the investment manager of the New Fund. Managers currently provides investment management and administration services to the Managers Funds family of funds, a complex of 37 mutual funds, not including the New Fund. Managers has advised the Board of Directors of Brandywine Fund, Inc. that Managers is committed to providing shareholders with access to a complete array of investment products and a comprehensive, high-quality set of shareholder services. As a shareholder in the New Fund, you will have access to the Managers Funds family of funds with the ability to exchange into certain other Managers Funds.

Q:	Who will manage my New Fund once the Reorganization is completed?

A:	Following the Reorganization, Managers will serve as the investment manager to the New Fund through an investment management agreement with Managers Trust I relating to the New Fund, Friess will serve as the subadvisor to the New Fund through a subadvisory agreement between Managers and Friess relating to the New Fund, and Friess of Delaware will serve as the subadvisor to the New Fund through a sub-subadvisory agreement among Managers, Friess and Friess of Delaware relating to the New Fund. As with the Existing Fund, Friess intends to delegate all of its investment advisory responsibilities with respect to the New Fund to its affiliate, Friess of Delaware. Therefore, Friess of Delaware will have day-to-day portfolio management responsibility as subadvisor for the New Fund, and the New Fund’s portfolio will be managed in substantially the same manner and by the same personnel as the Existing Fund prior to the Reorganization.

Q:	How will the expenses that I bear as a shareholder of the New Fund compare to the expenses I currently bear as a stockholder of the Existing Fund?

A:	As noted above, to the extent that the net asset level of the New Fund is equal to or greater than the average net asset level of the Existing Fund during the

Existing Fund’s prior fiscal year, and to the extent the transition of the New Fund to Managers Trust I’s service providers is completed within a commercially reasonable time following the Reorganization, the total annual operating expense ratio of the New Fund will be lower than the total annual operating expense ratio of the Existing Fund. Similar to the Existing Fund’s expense limitation arrangements, Managers has contractually agreed, through at least February 1, 2016 (which exceeds the two-year period following the closing date of the Reorganization that is required under applicable law), to waive management fees and/or reimburse the New Fund’s expenses in order to limit the total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 2.00% of the average daily net assets of the New Fund. Certain fees waived and expenses reimbursed by Managers are subject to recoupment in limited circumstances as noted below under “Synopsis — Comparison of Fees and Expenses.”

Q:	Will I, or my Existing Fund, need to pay fees or taxes as a result of the Reorganization?

A:	No. The Reorganization will not trigger any sales commission or other fees for stockholders. Also, the Reorganization is expected to be a tax-free transaction for stockholders, the Existing Fund, and the New Fund for U.S. federal income tax purposes. Accordingly, your cost basis and holding period of shares of the Existing Fund will carry over to the shares you receive of the New Fund upon the closing of the Reorganization. Although the Reorganization is expected to be tax-free for stockholders, the Existing Fund may make one or more distributions to stockholders prior to the closing of the Reorganization. These distributions generally will be taxable as ordinary income or capital gains to stockholders that hold their shares in a taxable account.

Q:	Will Existing Fund stockholders or New Fund shareholders be expected to pay for the Reorganization?

A:	No. Stockholders of the Existing Fund and shareholders of the New Fund will not bear any of the costs associated with the Reorganization. Managers and Friess have agreed to bear equally the expenses of the Reorganization, including proxy solicitation costs, so that stockholders of the Existing Fund and shareholders of the New Fund will not bear any of these costs.

Q:	How do the investment objective and strategies of the Existing Fund and the New Fund compare?

A:	The New Fund has the same investment objective and substantially similar principal investment strategies as the Existing Fund.

Q:	How do the investment restrictions of the Existing Fund and the New Fund compare?

A:	There is not expected to be a material difference between the manner in which the Existing Fund’s and the New Fund’s portfolio is managed. There are, however, differences in the fundamental investment restrictions between the Existing Fund and the New Fund that would permit material changes in the future. See “Summary of Differences Between the Existing Fund and the New Fund — Comparative Information on Fundamental and Non-Fundamental Investment Restrictions” and Appendix B — Comparison of Investment Restrictions.

Q:	What happens if stockholders of the Existing Fund do not approve the Reorganization?

A:	The closing of the Reorganization is subject to a number of conditions, including the condition that stockholders of the Existing Fund, Brandywine Blue Fund and Brandywine Advisors Fund approve their respective Brandywine Merger, although this condition may be waived. Therefore, if stockholders of the Existing Fund, Brandywine Blue Fund or Brandywine Advisors Fund do not approve their respective Brandywine Merger, the entire transaction may not proceed, in which case the Existing Fund, Brandywine Blue Fund, and Brandywine Advisors Fund will not reorganize, unless the applicable condition has been waived. In addition, the closing of the Friess Transaction is contingent upon the stockholders of the Existing Fund, Brandywine Blue Fund and Brandywine Advisors Fund approving their respective Brandywine Merger and the closing of each Brandywine Merger, and the closing of each Brandywine Merger is contingent upon the closing of the Friess Transaction, although these conditions may be waived. Therefore, if stockholders of the Existing Fund, Brandywine Blue Fund or Brandywine Advisors Fund do not approve their respective Brandywine Merger, the Friess Transaction will not close and the Existing Fund will not reorganize, unless the applicable conditions have been waived. Also, if the Friess Transaction does not close, the Brandywine Mergers will also not occur even if stockholders have voted to approve the Brandywine Mergers, unless the applicable conditions have been waived. If the Reorganization is not approved by the stockholders of the Existing Fund, the Board of Directors of Brandywine Fund, Inc. will determine what further action, if any, is appropriate for the Existing Fund.

Q:	What happens if I do not wish to participate in the Reorganization of the Existing Fund, or what if I do not wish to own shares of the New Fund?

A:	Assuming the Reorganization is approved by the stockholders of the Existing Fund, you may redeem your shares of the Existing Fund at any time before the

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last business day prior to the closing date of the Reorganization, which is expected to be on or about September 30, 2013 (the “Closing Date”). After the Closing Date, you may also redeem your shares of the New Fund on any day in accordance with the procedures applicable to the New Fund. Such redemptions will be taxable to you if you hold your shares in a taxable account.

Q:	What stockholder vote is required to approve the Reorganization?

A:	The approval of the Reorganization by the Existing Fund will require the affirmative vote of a “majority of the outstanding voting securities” of the Existing Fund. A majority of the outstanding voting securities is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

Q:	What happens if the stockholder meeting is adjourned?

A:	The stockholder meeting could be adjourned if, for example, a quorum does not exist or if a quorum exists but sufficient votes to approve the proposal are not received. In determining whether to adjourn the stockholder meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of votes voted for and against the proposal, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. In the event that a quorum is not present for purposes of acting on the proposal, or if sufficient votes in favor of the proposal are not received by the time of the stockholder meeting, (i) the chairman or (ii) the holders of a majority of the stock present or represented by proxy (or a majority of votes cast if a quorum is present), may adjourn the meeting. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of a proposal. They will vote against any such adjournment those proxies required to be voted against a proposal and will not vote any proxies that direct them to abstain from voting on the proposals.

Q:	When will the Reorganization occur?

A:	If approved, we expect the Reorganization to be completed on or about September 30, 2013, provided all of the other closing conditions have been satisfied or waived.

Q:	When will the stockholder meeting be held?

A:	The stockholder meeting is scheduled to be held on September 23, 2013.

Q:	How do I vote my shares?

A:	You can vote your shares by telephone or electronically by following the instructions on the enclosed proxy card or by completing and signing the enclosed proxy card and mailing it in the enclosed postage paid envelope. If you have any questions regarding the proposal or how to vote your shares, please call your investment professional or Brandywine Fund, Inc. at 1-800-656-3017.

Brandywine Fund

A CLASS OF

BRANDYWINE FUND, INC.

P.O. Box 4166

Greenville, Delaware 19807

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

SCHEDULED FOR SEPTEMBER 23, 2013

This is the formal notice for the special meeting of stockholders of Brandywine Fund (“Brandywine Fund” or the “Existing Fund”), a class of Brandywine Fund, Inc. (“Brandywine Fund, Inc.”). This notice tells the stockholders of the Existing Fund what proposals will be voted on and the time and place of the meeting. We refer in this notice (and the proxy materials included with the notice) to Brandywine Fund (the “New Brandywine Fund”) as the “New Fund,” which is a series of Managers Trust I (“Managers Trust I”). We refer to the Existing Fund and the New Fund together as the “Funds.”

To the Stockholders of Brandywine Fund:

A special meeting of stockholders of Brandywine Fund will be held on September 23, 2013 at 2:00 p.m. (Eastern Time) at the offices of Friess of Delaware, LLC, 3711 Kennett Pike, Greenville, Delaware 19807 (the “Meeting”). At the Meeting, we will ask you to vote on:

1.	A proposal to approve an Agreement and Plan of Reorganization, which provides for the acquisition of the assets and assumption of the liabilities of Brandywine Fund in exchange for shares of the New Brandywine Fund. A vote in favor of the Agreement and Plan of Reorganization will also constitute a vote in favor of the liquidation and dissolution of Brandywine Fund in connection with the reorganization.

(The transaction that is the subject of the foregoing proposal is referred to herein as the “Reorganization.”)

2.	Any other business that properly comes before the Meeting or any adjournments or postponements thereof.

Only stockholders of record of the Existing Fund as of the close of business on July 8, 2013 are entitled to receive this notice and vote at the Meeting or any adjournments or postponements thereof. Whether or not you expect to attend the Meeting, please authorize your proxy by telephone or electronically, or complete and return the enclosed proxy ballot (voting instruction card).

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By Order of the Board of Directors of Brandywine Fund, Inc.

/s/ Colleen M. Rowley
Colleen M. Rowley, Secretary
July 13, 2013

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE.

Whether or not you plan to attend the Meeting, please authorize your proxy by telephone or electronically, or complete, sign, date and return the enclosed proxy card in the enclosed prepaid envelope so that you will be represented at the Meeting.

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Proxy Statement/Prospectus

July 13, 2013

BRANDYWINE FUND, INC.

P.O. Box 4166

Greenville, Delaware 19807

1-800-656-3017

MANAGERS TRUST I

800 Connecticut Avenue

Norwalk, Connecticut 06854

1-800-835-3879

WHAT IS THIS DOCUMENT AND WHY ARE YOU RECEIVING IT?

This document is both the proxy statement for Brandywine Fund (“Brandywine Fund” or the “Existing Fund”) and a prospectus for Brandywine Fund (the “New Brandywine Fund” or the “New Fund”) (the “Proxy Statement/Prospectus”). We refer to the Existing Fund and the New Fund together as the “Funds.” It contains the information that stockholders of the Existing Fund should know before voting on the approval of a proposed Agreement and Plan of Reorganization (the “Plan of Reorganization”) that provides for the Reorganization of the Existing Fund into the New Fund. Please retain this Proxy Statement/Prospectus for future reference. The Existing Fund is a class of Brandywine Fund, Inc. (“Brandywine Fund, Inc.”), an open-end management investment company, and the New Fund is a series of Managers Trust I (“Managers Trust I”), an open-end management investment company.

In connection with the Reorganization, approval is also being sought pursuant to a separate proxy statement/prospectus from stockholders of each of Brandywine Blue Fund (“Brandywine Blue Fund”) and Brandywine Advisors Midcap Growth Fund (“Brandywine Advisors Fund”), each a class of Brandywine Blue Fund, Inc., to reorganize Brandywine Blue Fund and Brandywine Advisors Fund into two new corresponding series of Managers Trust I (collectively with the Reorganization of the Existing Fund, the “Brandywine Mergers” and each, a “Brandywine Merger”).

The closing of the Reorganization is subject to a number of conditions, including the condition that stockholders of the Existing Fund, Brandywine Blue Fund and Brandywine Advisors Fund approve their respective Brandywine Merger, although this condition may be waived. Therefore, if stockholders of the Existing Fund, Brandywine Blue Fund or Brandywine Advisors Fund do not approve their respective Brandywine Merger, the entire transaction may not proceed, in which

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case the Existing Fund, Brandywine Blue Fund and Brandywine Advisors Fund will not reorganize, unless the applicable condition has been waived. In addition, the closing of the Friess Transaction (as defined below) is contingent upon the stockholders of the Existing Fund, Brandywine Blue Fund and Brandywine Advisors Fund approving their respective Brandywine Merger and the closing of each Brandywine Merger, and the closing of each Brandywine Merger is contingent upon the closing of the Friess Transaction, although these conditions may be waived. Therefore, if stockholders of the Existing Fund, Brandywine Blue Fund or Brandywine Advisors Fund do not approve their respective Brandywine Merger, the Friess Transaction will not close and no Existing Fund will reorganize, unless the applicable conditions have been waived. Also, if the Friess Transaction does not close, the Brandywine Mergers will also not occur even if stockholders have voted to approve the Brandywine Mergers, unless the applicable conditions have been waived. If the Reorganization is not approved by the stockholders of the Existing Fund, the Board of Directors of Brandywine Fund, Inc. will determine what further action, if any, is appropriate for the Existing Fund. If the Reorganization is approved, we expect the Reorganization will be completed on or about September 30, 2013, provided all of the other closing conditions have been satisfied or waived. The New Fund will be the successor to the accounting and performance information of the Existing Fund after the consummation of the Reorganization.

Additional information regarding the Reorganization is contained in this Proxy Statement/Prospectus.

The Proxy Statement/Prospectus and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to stockholders beginning on or about July 13, 2013.

HOW WILL THE REORGANIZATION WORK?

The Reorganization of the Existing Fund will involve three steps:

(1)	the transfer of all of the assets of the Existing Fund to the New Fund in exchange for the assumption by the New Fund of all of the liabilities of the Existing Fund and the delivery to the Existing Fund of shares of the New Fund with a value equal to the value of the assets transferred by the Existing Fund, net of liabilities (all as determined immediately prior to the transaction using the New Fund’s valuation policies);

(2)	the pro rata distribution of the shares of the New Fund to the stockholders of record of the Existing Fund as of the effective date of the Reorganization in full redemption of all shares of the Existing Fund; and

(3)	the liquidation and dissolution of the Existing Fund.

The total net asset value of the New Fund shares that a stockholder will receive in the Reorganization will be the same as the total net asset value of the shares of

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the Existing Fund that such stockholder held immediately before the Reorganization, based upon the New Fund’s valuation procedures. A form of the Plan of Reorganization is attached to this document as Appendix A.

The New Fund will not commence investment operations until its approved Reorganization is completed. The Existing Fund is currently advised and administered by Friess Associates, LLC (“Friess”) and subadvised by Friess Associates of Delaware, LLC (“Friess of Delaware”). Managers Investment Group LLC, which we refer to as “Managers,” will serve as the investment manager to the New Fund, and Friess and Friess of Delaware will serve as the subadvisor of the New Fund. As with the Existing Fund, Friess intends to delegate all of its investment advisory responsibilities with respect to the New Fund to its affiliate, Friess of Delaware, and Friess of Delaware will manage the day-to-day portfolio management of the New Fund. If the Reorganization is approved and consummated, stockholders of the Existing Fund will own shares of the New Fund. The investments of the New Fund will be managed in substantially the same manner and by the same personnel as the Existing Fund because Friess of Delaware and its applicable personnel will have day-to-day portfolio management responsibility as subadvisor for the New Fund.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

IS ADDITIONAL INFORMATION ABOUT THE EXISTING FUND AVAILABLE?

Yes, additional information about the Existing Fund is available in the:

•	Statutory Prospectus for the Existing Fund;

•	Annual and Semi-Annual Reports to stockholders of the Existing Fund; and

•	Statement of Additional Information, or “SAI,” for the Existing Fund.

These documents are on file with the Securities and Exchange Commission, which we refer to in the Proxy Statement/Prospectus as the “SEC.”

The effective statutory prospectus of the Existing Fund dated January 31, 2013, as supplemented through the date of this Proxy Statement/Prospectus, is incorporated by reference into this Proxy Statement/Prospectus (meaning it is legally considered to be part of this Proxy Statement/Prospectus).

The SAI relating to this Proxy Statement/Prospectus dated July 13, 2013 also is incorporated by reference and is legally considered to be part of this document.

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The Existing Fund’s summary prospectus and the most recent annual report to stockholders of the Existing Fund, containing audited financial statements for the most recent fiscal year ended September 30, 2012, have been previously mailed to stockholders of the Existing Fund.

Copies of all of the documents referred to above are available upon request without charge by writing to or calling:

Brandywine Fund, Inc.

P.O. Box 4166

Greenville, Delaware 19807

1-800-656-3017

You also may view or obtain copies of these documents from the SEC:

In Person: At the SEC’s Public Reference Room in Washington, D.C. Call 202-551-8090 for hours of operation.

By Mail:	Public Reference Section
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549-6009
(duplicating fee required)

By Email:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov

www.brandywinefunds.com

OTHER IMPORTANT THINGS TO NOTE:

•	An investment in the New Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	You may lose money by investing in the New Fund.

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I. SYNOPSIS

The Reorganization

The Board of Directors of Brandywine Fund, Inc. and the Board of Trustees of Managers Trust I have approved the Reorganization, and in connection with the Reorganization, Brandywine Fund, Inc. agreed to solicit the approval of the Existing Fund’s stockholders for the reorganization of the Existing Fund (a class of Brandywine Fund, Inc.) into the New Fund (a series of Managers Trust I).

Brandywine Fund, Inc. has called a special meeting of the stockholders of the Existing Fund to allow the stockholders of the Existing Fund to vote on the proposed Reorganization of the Existing Fund into the New Fund.

In connection with the Reorganization, approval is also being sought pursuant to a separate proxy statement/prospectus from stockholders of each of Brandywine Blue Fund (“Brandywine Blue Fund”) and Brandywine Advisors Midcap Growth Fund (“Brandywine Advisors Fund”), each a class of Brandywine Blue Fund, Inc., to reorganize Brandywine Blue Fund and Brandywine Advisors Fund into two new corresponding series of Managers Trust I (collectively with the Reorganization of the Existing Fund, the “Brandywine Mergers” and each, a “Brandywine Merger”). Each Brandywine Merger is expected to close on or about September 30, 2013 and is subject to the satisfaction or waiver of certain conditions, including, among others: (1) approval of the two other Brandywine Mergers by the applicable stockholders; (2) closing of the Friess Transaction (as described below); and (3) other customary closing conditions.

In connection with the Brandywine Mergers, Affiliated Managers Group, Inc. (“AMG”) has entered into a definitive transfer agreement (the “Transfer Agreement”) with Friess Associates, LLC and Friess Associates of Delaware, LLC (collectively, the “Friess Companies”), and the members of each such entity, pursuant to which AMG will transfer its indirect majority ownership interest in the Friess Companies to the management team of the Friess Companies (the “Friess Transaction”). Upon closing, the Friess Transaction will ensure the Friess Companies’ continuing operational autonomy going forward; and preserve the Friess Companies’ independent character, including their focus on the interests of their clients. It is anticipated that the Friess Transaction will not result in any material changes to the Friess Companies’ current management, personnel, investment processes or systems, or the way in which the Friess Companies manage the Existing Fund and will manage the New Fund.

The Friess Transaction is expected to close on or about the same time as the Reorganization and is subject to the satisfaction or waiver of certain conditions, including, among others: (1) approval of the Brandywine Mergers by stockholders of the Existing Fund, Brandywine Blue Fund and Brandywine Advisors Fund, as applicable; and (2) other customary closing conditions. Upon the closing, the Friess

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Companies expect to have substantially the same personnel with substantially the same responsibilities as before, with no change in their day-to-day operations or the services provided to their clients.

Friess and Friess of Delaware currently serve as the investment adviser and subadvisor, respectively, of the Existing Fund. Following the Reorganization, the New Fund will be managed by Managers, a subsidiary of AMG, and subadvised by Friess and Friess of Delaware. Following the Reorganization, Friess will serve as the subadvisor for the New Fund through a subadvisory agreement between Managers and Friess relating to the New Fund, and Friess of Delaware will serve as the subadvisor to the New Fund through a sub-subadvisory agreement among Managers, Friess and Friess of Delaware relating to the New Fund. As with the Existing Fund, Friess intends to delegate all of its investment advisory responsibilities with respect to the New Fund to its affiliate, Friess of Delaware. As such, Friess of Delaware will have day-to-day portfolio management responsibility and will manage the New Fund in substantially the same manner with the same personnel as the Existing Fund.

As part of the Reorganization, overall responsibility for investment management, administration, and shareholder servicing, some of which is currently being performed by Friess for the Existing Fund, will be assumed by Managers for the New Fund.

U.S. Federal Income Tax Consequences

As a condition to the closing of the Reorganization, the New Fund and the Existing Fund will receive an opinion of counsel to the effect that the Reorganization is expected to be treated as a tax-free transaction for U.S. federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by the Existing Fund or its stockholders as a direct result of the Reorganization. In addition, the tax basis and holding period of a stockholder’s Existing Fund shares are expected to carry over to the New Fund shares the shareholder receives in the Reorganization. See “The Reorganization — U.S. Federal Income Tax Consequences” below for more information.

At any time prior to the Reorganization, a stockholder may redeem shares of the Existing Fund. This will result in the recognition of taxable gain or loss by the stockholder for federal income tax purposes, if the stockholder holds the shares in a taxable account.

Although the Reorganization is expected to be tax-free for stockholders, the Existing Fund may make one or more distributions to stockholders prior to the closing of the Reorganization. Any such distribution generally will be taxable as ordinary income or capital gains to stockholders that hold their shares in a taxable account.

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Investment Objective and Strategies

Because the Funds are part of unaffiliated fund families, the Funds use different terminology and descriptions to describe their investment strategies. However, the New Fund and the Existing Fund have the same investment objective and the principal investment strategies of the New Fund and the Existing Fund are substantially similar. The description below reflects how the Existing Fund is currently managed and how the New Fund will continue to be managed after the Reorganization, and also includes a comparison of the Existing Fund’s and the New Fund’s investment objective and principal investment strategies.

Brandywine Fund — New Brandywine Fund

The investment objective of both Brandywine Fund and the New Brandywine Fund is to seek capital appreciation. The investment objective of each Fund is not a fundamental policy and thus may be changed without stockholder or shareholder approval, as applicable.

Brandywine Fund invests and the New Brandywine Fund will invest principally in common stocks of U.S. companies and, to a lesser extent, in equity securities of foreign issuers, usually those that are publicly traded in the United States either directly or through American Depositary Receipts (“ADRs”). Neither Fund is subject to a percentage limit with regard to its investment in foreign issuers. In addition to common stocks and ADRs, equity securities in which each Fund may invest include preferred stocks, convertible securities and rights. Brandywine Fund utilizes, and the New Brandywine Fund will utilize, a fundamentals-driven, company-by-company investment approach that is based on the belief that you should invest in individual businesses, not in the stock market. Each Fund will invest in companies in a broad range of industries and generally focuses on companies whose earnings under normal economic conditions are growing by at least 20% per year and whose stocks sell at reasonable price-to-earnings ratios. Brandywine Fund targets, and the New Brandywine Fund will target, fundamentally sound companies of all sizes that are experiencing positive change.

Brandywine Fund employs, and the New Brandywine Fund will employ, a firm sell discipline. Each Fund will sell a stock when the Fund’s subadvisor:

•	Determines that the stock has deteriorating fundamentals such as contracting margins or reduced revenue growth

•	Determines that investor expectations have become unrealistically high

•	Finds a better investment

While this sell discipline is likely to cause each Fund to have an annual portfolio turnover rate that may exceed 200%, it also causes each Fund to keep seeking better investment alternatives.

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All of the foregoing investment strategies with respect to the Funds may be changed without stockholder or shareholder approval, as applicable.

For additional information about the New Fund’s principal investment strategies, please see Appendix C — Information Applicable to the New Fund/Shareholder Guide. For additional information about the New Fund’s non-principal investment strategies, please see the SAI relating to this Proxy Statement/Prospectus.

Comparison of Fees and Expenses

For both Funds, you will pay indirectly various expenses because each Fund pays fees and expenses that reduce the return on your investment. The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Only pro forma information has been presented with respect to the New Fund because the New Fund will not commence operations until the Reorganization is completed. The Reorganization itself will not cause a stockholder to directly pay any additional fees.

With respect to the fees and expenses of the New Fund, and as set forth below, the investment management fee charged by the New Fund will be the same as the investment management fee charged by the Existing Fund. In addition, to the extent that the net asset level of the New Fund is equal to or greater than the average net asset level of the Existing Fund during the Existing Fund’s prior fiscal year, and to the extent the transition of the New Fund to Managers Trust I’s service providers is completed within a commercially reasonable time following the Reorganization, the total annual operating expense ratio of the New Fund will be lower than the total annual operating expense ratio of the Existing Fund. Certain fees waived and expenses reimbursed by Managers are subject to recoupment in limited circumstances as noted below under “Synopsis — Comparison of Fees and Expenses.”

In addition, for the New Fund, which will enter into an Administration Agreement with Managers in connection with the Reorganization, the level of services provided to New Fund shareholders will increase, so that the New Fund will receive enhanced administrative and shareholder services such as industry leading service providers; dedicated operational, legal and regulatory compliance support of the New Fund at Managers; comprehensive oversight of the New Fund’s operations by Managers; enhanced customer services and higher levels of insurance coverage. Given the enhanced level of services provided by Managers under the Administration Agreement with respect to the New Fund, the administration fees charged by the New Fund will be at a higher rate than those charged by the Existing Fund, although, similar to the Existing Fund, the New Fund will be subject to a $40,000 annual minimum. The administration fees are reflected in the expected total annual operating expense ratio for the New Fund, which is expected to be lower for the New Fund as compared to the Existing Fund.

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As a result of the Reorganization, and as described in these proxy materials, stockholders in the Existing Fund will receive shares in the New Fund, which will have similar characteristics as the shares of the Existing Fund. For example, shares of Brandywine Fund and shares of the New Brandywine Fund do not bear 12b-1 fees. Similar to shares of the Existing Fund, the New Fund is authorized to pay up to 0.20% of shareholder servicing fees with respect to each financial intermediary that services shareholder accounts and charges the New Fund for such services. In accordance with its practice with respect to the Existing Fund, Friess as the subadvisor to the New Fund is expected to pay, out of its own assets, any shareholder servicing fees that may be charged by certain intermediaries or platforms that exceed the 0.20% shareholder servicing fee described above payable by the New Fund with respect to its shares. Finally, the New Fund will have a contractual expense limitation agreement in place, comparable to the expense limitation agreement in place for the Existing Fund, as described below.

Brandywine Fund and Pro Forma — New Brandywine Fund

Shareholder Fees (fees paid directly from your investment)

Fund	Maximum sales charge (load) imposed on purchases	Maximum deferred sales charge (load)	Maximum sales charge (load) imposed on reinvested dividends and distributions	Redemption fees (transfer agent charge of $15 for each wire redemption)	Exchange fee
Brandywine Fund	None	None	None	None	None
Pro Forma — New Brandywine Fund	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Fund	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses		Total Annual Fund Operating Expenses
Brandywine Fund	1.00%	None	0.12	%(1)	1.12%
Pro Forma — New Brandywine Fund	1.00%	None	0.10	%(2)	1.10%

(1)	“Other Expenses” have been restated to reflect current fees.
(2)	“Other Expenses” have been adjusted as necessary from amounts incurred during the Existing Fund’s most recent fiscal year to reflect current fees and expenses and are estimated based on the Existing Fund’s information for the six months ended March 31, 2013.

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Example

This Example will help you compare the cost of investing in Brandywine Fund and the New Brandywine Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment in each Fund has a 5% total return each year and each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Brandywine Fund	$114	$356	$617	$1,363
Pro Forma — New Brandywine Fund	$112	$350	$606	$1,340

The purpose of these tables is to assist an investor in understanding the various types of costs and expenses that an investor in the New Brandywine Fund will bear, whether directly or indirectly. The information in the previous tables should not be considered a representation of past or future expenses or rates of return. Actual expenses or returns may be greater or less than those shown and may change.

The Brandywine Fund’s investment adviser has voluntarily agreed to reimburse Brandywine Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed 2.00% of the average net assets of Brandywine Fund for such year.

Managers has contractually agreed, through at least February 1, 2016, to waive management fees and/or reimburse the New Brandywine Fund’s expenses in order to limit the total annual fund operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 2.00% of the New Brandywine Fund’s average daily net assets subject to later reimbursement by the New Brandywine Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the New Brandywine Fund’s contractual expense limitation, Managers may recover from the New Brandywine Fund fees waived and expenses paid to the extent that such repayment would not cause the New Brandywine Fund’s total annual fund operating expenses to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated upon termination of the New Brandywine Fund’s investment advisory agreement with Managers or by mutual agreement between Managers and the New Brandywine Fund’s Board of Trustees.

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Portfolio Turnover

The Existing Fund and the New Fund pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect each Fund’s performance. During the most recent fiscal year ended September 30, 2012, Brandywine Fund’s portfolio turnover rate was 256% of the average value of its portfolio.

Performance

This section would normally include a bar chart and a table showing how the New Fund has performed and how its performance has varied from year to year. Because the New Fund has not commenced operations prior to the date of this Proxy Statement/Prospectus, the bar chart and table are not shown. Because the investment objective and principal investment strategies of the New Fund will be substantially similar to that of the Existing Fund and the entities providing day-to-day portfolio management services to the New Fund will be the same as for the Existing Fund, the performance history of the Existing Fund is expected to carry over to the New Fund. To obtain performance information for the New Fund after the Reorganization takes place please visit www.managersinvest.com or call 1-800-835-3879.

Performance information for the Existing Fund is available in the Existing Fund’s prospectus dated January 31, 2013, as supplemented through the date of this Proxy Statement/Prospectus, which is on file with the SEC and incorporated by reference into this Proxy Statement/Prospectus, and which has previously been provided to the Existing Fund’s stockholders. To obtain updated performance information for the Existing Fund please visit www.brandywinefunds.com or call 1-800-656-3017. Of course, past performance does not predict future results.

Purchase Procedures

The purchase procedures of the New Fund are substantially similar to those of the Existing Fund, in that shares of the New Fund may be purchased directly from the New Fund, as well as through retirement or savings plans or financial intermediaries, and shares of the Existing Fund may be purchased directly from the Existing Fund, as well as through retirement or savings plans or other financial intermediaries.

The Existing Fund currently does not and the New Fund will not offer multiple classes of shares.

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The minimum initial investment for shares of the Existing Fund is $2,000 for regular accounts and Individual Retirement Accounts and $250 for Automatic Investment Plans. The minimum initial investment for shares of the New Fund is $2,000 for regular accounts and $1,000 for Individual Retirement Accounts and Automatic Investment Plans. The minimum additional investment amount for the Existing Fund is $250 for all accounts. The minimum additional investment amount for the New Fund is $100 for all accounts. For both the Existing Fund and the New Fund, additional investments made through dividend reinvestments are not subject to a minimum additional investment amount.

Shares of the Existing Fund are, and shares of the New Fund are or will be, available to individual investors, trusts, businesses and other organizations, education savings accounts, employer-sponsored retirement plans, individual-sponsored retirement plans, and other accounts.

Stockholders of the Existing Fund will not need to satisfy the minimum initial investment amounts of the New Fund in order to receive shares of the New Fund upon consummation of the Reorganization, but will need to satisfy the minimum initial investment amounts in order to exchange shares for other funds in the Managers Funds family of funds after the Reorganization. See “Synopsis — Exchange Rights” below.

The Existing Fund may reject any purchase application for any reason. The New Fund may also refuse a buy order for any reason, including the failure to submit a properly completed application, and the New Fund may also refuse an exchange request for any person or group if the Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading.

Redemption Procedures

The redemption procedures for the Existing Fund and the New Fund are substantially similar. Stockholders may redeem shares of the Existing Fund at any time during normal business hours. Shareholders may redeem shares of the New Fund any day that the New York Stock Exchange (the “NYSE”) is open for business. Both the Existing Fund and New Fund allow redemptions of shares from the respective Funds by mail, telephone, or bank wire. In addition, the New Fund allows shareholders to redeem their shares over the internet at www.managersinvest.com.

Both the Existing Fund and New Fund may redeem shares in an account if balances fall below a certain amount. The Existing Fund may redeem a stockholder’s account if its value falls below $1,500 due to redemptions and the

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New Fund may redeem a shareholder’s account if its value (i) falls below $500 due to redemptions you make, or (ii) is below $100, but not until after the Fund gives at least 60 days’ notice and the opportunity to reestablish the account balance.

The Existing Fund and the New Fund offer systematic redemption/withdrawal plans, and both the Existing Fund and New Fund may require a signature guarantee for redemptions. Under its systematic redemption plan, the Existing Fund requires that the account have a net asset value of $10,000, but does not require a minimum withdrawal amount. Unlike the Existing Fund, the New Fund does not require a minimum share balance for systematic redemptions, however, the New Fund requires that redemptions be $100 or more.

Neither the Existing Fund nor the New Fund imposes any redemption fees.

Exchange Rights

Brandywine Fund, Inc. allows stockholders of Brandywine Fund to exchange their shares for shares of either Brandywine Blue Fund or Brandywine Advisors Fund, each a class of Brandywine Blue Fund, Inc., provided that such stockholder can meet or has met the $2,000 account minimum. There is no charge for exchanges. An exchange may result in tax consequences. The Existing Fund may suspend or permanently terminate the exchange privileges of any investor who engages in short-term or excessive trading.

To enhance investment flexibility, Managers allows New Fund shareholders to exchange shares of the New Fund for shares of other funds in the Managers Funds family of funds that are not subject to a sales charge (load). Not all funds in the Managers Funds family of funds offer all classes of shares or are open to new investors. In addition to exchanging into other funds in the Managers Funds family of funds described above, shareholders also may exchange their shares of the New Fund through Managers for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”).

There is no fee associated with Managers’ exchange privilege; however, an exchange may result in tax consequences. In addition, Managers has implemented the following restrictions regarding exchanges:

•

Except for the JPMorgan Fund, the value of the New Fund shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them. There is no minimum purchase requirement to exchange into the JPMorgan Fund if you exchange through Managers.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

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Distribution of the Funds

Quasar Distributors, LLC a registered broker-dealer, acts as the principal underwriter in connection with the continuous offering of the shares of the Existing Fund. Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of Managers, serves as distributor of the New Fund. Managers or MDI may make direct or indirect payments to third parties in connection with the sale of New Fund shares or the servicing of shareholder accounts.

The New Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees and may pay fees to these firms in return for shareholder servicing provided by these programs to shareholders.

Additional Information Applicable to the Existing Fund and New Fund

Additional information regarding stockholder policies and procedures for the Existing Fund may be found in its Prospectus, dated January 31, 2013, as supplemented through the date of this Proxy Statement/Prospectus, which is on file with the SEC and is incorporated by reference into this Proxy Statement/Prospectus.

For a more detailed description of the shareholder policies and procedures of the New Fund, relating to the purchase, redemption, exchange, and distribution of New Fund shares, please see Appendix C — Information Applicable to the New Fund/Shareholder Guide.

II. PRINCIPAL RISK FACTORS

Because the Funds are part of unaffiliated fund families, the Funds use different terminology and descriptions to describe their principal risks. However, due to the similarity of the Funds’ investment strategies, there are no material differences among the principal risk factors of the Existing Fund and the New Fund. Although the Existing Fund does not specifically note Growth Stock Risk as a principal risk like the New Fund, the Existing Fund is subject to this risk because of its investments. In addition, although the New Fund does not specifically include Portfolio Turnover Risk as a principal risk of the New Fund, the risks associated with high portfolio turnover are discussed elsewhere in the New Fund’s prospectus.

Below is a discussion of the principal risk factors to which the New Fund is subject that are also applicable to the Existing Fund.

Principal Risk Factors Applicable to the Funds:

Foreign Securities Risk — securities or other investments of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available

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information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

Growth Stock Risk — growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

Market Risk — market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions. Equity investments generally have greater volatility than fixed income investments.

Mid-Capitalization Stock Risk — the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

For additional information about the New Fund’s principal risks, please see Appendix C — Information Applicable to the New Fund/Shareholder Guide. For additional information about the New Fund’s non-principal risks, please see the SAI relating to this Proxy Statement/Prospectus.

III. THE REORGANIZATION

Background

In connection with the Reorganization, approval is also being sought pursuant to a separate proxy statement/prospectus from stockholders of each of Brandywine Blue Fund and Brandywine Advisors Fund to reorganize Brandywine Blue Fund and Brandywine Advisors Fund into two new corresponding series of Managers Trust I. Each Brandywine Merger is expected to close on or about September 30, 2013 and are subject to the satisfaction or waiver of certain conditions, including, among others: (1) approval of the two other Brandywine Mergers by the applicable stockholders; (2) closing of the Friess Transaction; and (3) other customary closing conditions.

In connection with the Brandywine Mergers, AMG has entered into a definitive transfer agreement with the Friess Companies, and the members of each such entity, pursuant to which AMG will transfer its indirect majority ownership interest in the Friess Companies to the management team of the Friess Companies. Upon closing, the Friess Transaction will ensure the Friess Companies’ continuing operational autonomy going forward; and preserve the Friess Companies’ independent character, including their focus on the interests of their clients. It is anticipated that the Friess Transaction will not result in any material changes to the Friess Companies’ current management, personnel, investment processes or systems, or the way in which the Friess Companies manage the Existing Fund and will manage the New Fund.

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The Friess Transaction is expected to close on or about the same time as the Reorganization and is subject to the satisfaction or waiver of certain conditions, including, among others: (1) approval of the Brandywine Mergers by stockholders of the Existing Fund, Brandywine Blue Fund and Brandywine Advisors Fund, as applicable; and (2) other customary closing conditions. Upon the closing, the Friess Companies expect to have substantially the same personnel with substantially the same responsibilities as before, with no change in their day-to-day operations or the services provided to their clients.

Description of the Reorganization

On June 4, 2013, the Existing Fund’s Board of Directors voted to approve the Reorganization, subject to approval by the stockholders of the Existing Fund. In the Reorganization, the Existing Fund will transfer its assets to the New Fund, which will assume all of the liabilities of the Existing Fund. Upon this transfer of assets and assumption of liabilities, the New Fund will issue shares of beneficial interest to the Existing Fund, which shares will be distributed to stockholders in liquidation of the Existing Fund. Any shares you own of the Existing Fund at the time of the Reorganization will be cancelled and you will receive shares of the New Fund having an aggregate value equal to the aggregate value of your shares of the Existing Fund, based upon the New Fund’s valuation procedures. The Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes. If approved by stockholders, the Reorganization is expected to occur on or about September 30, 2013, provided all of the other closing conditions have been satisfied or waived.

Reasons for the Reorganization

Pursuant to the Reorganization, if approved, Managers will serve as the investment manager to the New Fund through an investment management agreement with Managers Trust I relating to the New Fund, Friess will serve as the subadvisor to the New Fund through a subadvisory agreement between Managers and Friess relating to the New Fund, and Friess of Delaware will serve as the subadvisor to the New Fund through a sub-subadvisory agreement among Managers, Friess and Friess of Delaware relating to the New Fund. As with the Existing Fund, Friess intends to delegate all of its investment advisory responsibilities with respect to the New Fund to its affiliate, Friess of Delaware, and Friess of Delaware will manage the day-to-day portfolio management of the New Fund. Oversight of the New Fund will be provided by the Board of Trustees of Managers Trust I, and, as the investment manager of the New Fund, Managers will provide investment oversight, administration, and shareholder services for the New Fund. The Board of Directors of Brandywine Fund, Inc. and the Board of Trustees of Managers Trust I formally approved the Reorganization at meetings held on June 4, 2013 and May 21, 2013, respectively. In connection with the

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Reorganization, Brandywine Fund, Inc. agreed to solicit the approval of the stockholders of the Existing Fund for the reorganization of the Existing Fund, a class of Brandywine Fund, Inc., into the New Fund, a series of Managers Trust I.

Headquartered in Norwalk, Connecticut, Managers was founded in 1983 to provide individual investors and smaller institutions with access to the same expertise, resources and techniques employed by major institutions and wealthy families. Managers serves as the investment manager to the funds in the Managers Funds family of funds, which includes Managers Trust I. Managers is a subsidiary of AMG. As of March 28, 2013, Managers had approximately $30 billion in assets under management.

In approving the Reorganization of the Existing Fund into the New Fund, the Board of Directors of Brandywine Fund, Inc. considered a number of factors, which are discussed under “Board Consideration of the Reorganization” below.

Terms of the Reorganization

At the effective time of the Reorganization, the New Fund will acquire all of the assets and assume all of the liabilities of the Existing Fund in exchange for shares of the New Fund.

The terms and conditions under which the Reorganization for the Existing Fund will be implemented are set forth in the Plan of Reorganization. Significant provisions of the Plan of Reorganization are summarized below; however, this summary is qualified in its entirety by reference to the Plan of Reorganization, a form of which is attached as Appendix A to this Proxy Statement/Prospectus. The Plan of Reorganization contemplates (i) the New Fund’s acquisition of all of the assets of the Existing Fund in exchange solely for shares of the New Fund (“New Fund Shares”) and the assumption by the New Fund of all of the liabilities of the Existing Fund by the closing date for the Reorganization (the “Liabilities”), and (ii) the distribution of the New Fund Shares to the stockholders of the Existing Fund as soon as reasonably practicable after the closing.

Each stockholder of the Existing Fund will receive a number of full and fractional New Fund Shares equal in value to the number of full and fractional shares of the Existing Fund held by such stockholder as of the closing date, based upon the New Fund’s valuation procedures. The Existing Fund will be liquidated and dissolved soon thereafter and Brandywine Fund, Inc. will be dissolved under Maryland state law.

Accordingly, immediately after the Reorganization, each former stockholder of the Existing Fund will own New Fund Shares that will be equal in net asset value to the shares of the Existing Fund held by that stockholder immediately prior to the

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Reorganization, based upon the New Fund’s valuation procedures. The Plan of Reorganization provides the time for and method of determining the net value of the Existing Fund’s assets (and therefore shares) and the net asset value of a share of the New Fund. The valuation will be done immediately after the close of business, as described in the Plan of Reorganization, on the business day immediately preceding the closing date of the Reorganization. Any special stockholder options (for example, automatic investment plans on current Existing Fund stockholder accounts) will automatically transfer to the new accounts.

The Plan of Reorganization provides that Managers and Friess will share equally all costs and expenses of the Reorganization, including the costs and expenses incurred in the preparation and mailing of this Proxy Statement/Prospectus. The closing of the Reorganization is expected to occur on or about September 30, 2013, provided all of the other closing conditions have been satisfied or waived. The implementation of the Reorganization is subject to a number of conditions set forth in the Plan of Reorganization, including, unless waived, the approval of the Brandywine Mergers by stockholders of the Existing Fund, Brandywine Blue Fund and Brandywine Advisors Fund, as applicable.

Another important condition to closing is that the Existing Fund and the New Fund receive a tax opinion to the effect that the Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. As such, the Reorganization is not expected to be taxable for such purposes to the Existing Fund, the New Fund or the Existing Fund’s stockholders. It should be noted, however, that the Existing Fund may make one or more distributions to stockholders prior to the closing of the Reorganization. Any such distribution generally will be taxable as ordinary income or capital gains to stockholders that hold their shares in a taxable account.

The Plan of Reorganization may be terminated and the Reorganization abandoned at any time prior to the closing date by mutual agreement of the parties. If the transactions contemplated by the Plan of Reorganization have not been substantially completed by June 13, 2014, the Plan of Reorganization shall automatically terminate on that date unless a later date is agreed to by the Existing Fund and the New Fund.

The closing of the Reorganization is subject to a number of conditions, including the condition that stockholders of the Existing Fund, Brandywine Blue Fund and Brandywine Advisors Fund approve their respective Brandywine Merger, although this condition may be waived. Therefore, if stockholders of the Existing Fund, Brandywine Blue Fund or Brandywine Advisors Fund do not approve their respective Brandywine Merger, the entire transaction may not proceed, in which case the Existing Fund, Brandywine Blue Fund, and Brandywine Advisors Fund will not reorganize, unless the applicable condition has been waived. In addition,

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the closing of the Friess Transaction is contingent upon the stockholders of the Existing Fund, Brandywine Blue Fund and Brandywine Advisors Fund approving their respective Brandywine Merger and the closing of each Brandywine Merger, and the closing of each Brandywine Merger is contingent upon the closing of the Friess Transaction, although these conditions may be waived. Therefore, if stockholders of the Existing Fund, Brandywine Blue Fund or Brandywine Advisors Fund do not approve their respective Brandywine Merger, the Friess Transaction will not close and the Existing Fund will not reorganize, unless the applicable conditions have been waived. Also, if the Friess Transaction does not close, the Brandywine Mergers will also not occur even if stockholders have voted to approve the Brandywine Mergers, unless the applicable conditions have been waived. If the Reorganization is not approved by the stockholders of the Existing Fund, the Board of Directors of Brandywine Fund, Inc. will determine what further action, if any, is appropriate for the Existing Fund.

Each of Managers Trust I and the New Fund has agreed that, for the minimum time periods specified in Section 15(f) of the 1940 Act, it will ensure that (i) at least 75% of the Trustees of Managers Trust I are not “interested persons” (as that term is defined in the 1940 Act) of Managers or Friess; and (ii) no “unfair burden” (as that term is defined in Section 15(f)(2)(B) of the 1940 Act) will be imposed on the New Fund.

Finally, it is anticipated that Managers will enter into an interim transfer agency agreement and fund accounting agreement with U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), the current transfer agent, fund accountant and administrator for the Existing Fund, and an interim custody agreement with U.S. Bank, N.A. (“U.S. Bank”), the current custodian for the Existing Fund to facilitate the transition of the Existing Fund from the U.S. Bancorp and U.S. Bank platforms to the Managers Trust I service provider platform following the consummation of the Reorganization.

Board Consideration of the Reorganization

At a special meeting of the directors who are not interested persons (as that term is defined in the 1940 Act) of the Existing Fund (the “Independent Directors”), held telephonically on May 2, 2013, the Independent Directors reviewed information concerning the proposed Reorganization, and guidance from legal counsel regarding their consideration of the proposed Reorganization. Brandywine Fund Inc.’s Board of Directors then considered the proposed Reorganization of the Existing Fund into the New Fund at special meetings held on May 20, 2013 and June 4, 2013, and in connection therewith, Managers and Friess provided the Board of Directors with materials on the proposed Reorganization and related matters in response to the Board of Directors’ requests. Those materials included information on the investment objective and strategies of the New Fund,

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information on the advisory fees and total expenses of the New Fund, background information on AMG, Managers and Friess, and other matters relevant to the Board of Directors’ consideration of the Reorganization. At the May 20 meeting, Managers and Friess discussed the materials provided to the Board of Directors in advance, and Managers provided the Board of Directors with a description of the management, distribution, legal, compliance and administrative services to be supporting the New Fund. At the May 20 meeting and the June 4 meeting, the Board of Directors considered the proposed Reorganization of the Existing Fund into the New Fund and unanimously approved, including Independent Trustees voting separately, the Reorganization, determining that it would be in the best interests of the Existing Fund and its shareholders, and that such shareholders’ interests would not be diluted as a result of the Reorganization.

In reaching the decision to approve the Reorganization and to recommend that shareholders vote to approve the Reorganization, the Board of Directors, including the Independent Directors, unanimously concluded that participation of the Existing Fund in the Reorganization is in the best interests of the shareholders of the Existing Fund and would not result in dilution of such shareholder’s interests. The Board of Directors’ conclusion was based on a number of considerations, including the following:

•

The Board of Directors considered the business reputation and financial condition of AMG, Managers and their affiliates, as well as Managers’ experience running mutual funds and overseeing subadvisors, Managers’ regulatory history, and the legal, compliance and administrative services supporting the New Fund.

•

The Board of Directors considered that Friess and Friess of Delaware, the investment advisor and subadvisor, respectively to the Existing Fund, will serve as the subadvisor to the New Fund, and that, as with the Existing Fund, Friess intends to delegate all of its investment advisory responsibilities with respect to the New Fund to its affiliate, Friess of Delaware, and Friess of Delaware will perform the day-to-day portfolio management of the New Fund; the Board of Directors noted that the Friess of Delaware personnel involved in the day-to-day management of the New Fund’s portfolio will be the same personnel currently managing the Existing Fund’s portfolio.

•	The Board of Directors considered that the New Fund will have the same investment objective and substantially similar principal investment strategies as the Existing Fund.

•

The Board of Directors considered that there are not expected to be any repositioning costs as a result of the Reorganization, that the Existing Fund is expected to be run in the ordinary course up to the closing of the Reorganization, and that if there are extraordinary transaction costs, they will not be borne by the Existing Fund.

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•

The Board of Directors considered that, to the extent that the net asset level of the New Fund is equal to or greater than the average net asset level of the Existing Fund during the Existing Fund’s prior fiscal year, and to the extent the transition of the New Fund to Managers Trust I’s service providers is completed within a commercially reasonable time following the Reorganization, the total annual operating expense ratio of the New Fund, based on analyses prepared by Managers and received by the Board of Directors, is expected to be lower than the total annual operating expense ratio of the Existing Fund.

•

The Board of Directors considered that, similar to the Existing Fund’s expense limitation arrangements, Managers was proposing to contractually agree to waive management fees and/or reimburse the New Fund’s expenses in order to limit the total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 2.00% of the average daily net assets of the New Fund, subject to later reimbursement by the New Fund in certain circumstances.

•

The Board of Directors considered that Friess and Managers are bearing the costs of the Reorganization, including proxy solicitation costs and expenses associated with the organization and registration of the New Fund and the shares thereof.

•

The Board of Directors considered that the Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes for stockholders of the Existing Fund, the Existing Fund and the New Fund.

•

The Board of Directors considered that the New Fund will be overseen by the Board of Trustees of Managers Trust I. The Board of Directors also considered that stockholder and shareholder rights and governance structures appear generally similar but noted that there are some differences.

•

The Board of Directors considered that Managers has advised the Board of Directors that Managers is committed to providing shareholders of the New Fund with enhanced shareholder and administrative services.

•

The Board of Directors considered that the Reorganization will be consummated at net asset value (as determined using the New Fund valuation policies and procedures), and that the valuation policies and procedures for the New Fund are not materially different from those of the Existing Fund.

•

The Board of Directors considered that shareholders of the New Fund will have exchange privileges with funds in Managers Funds family of funds. The Board of Directors also considered that investment minimums are

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generally different for the New Fund, but that the minimums would not apply to shares issued in the Reorganization, although the New Fund will impose investment minimums for purchases of shares issued by the New Fund after the Reorganization.

•

The Board of Directors considered the economic benefit to the Friess Companies of the Friess Transaction, which may, in turn, allow the Friess Companies to potentially attract new talent and otherwise increase profitability.

•	The Board of Directors considered the future prospects for the Existing Fund and alternatives to the Reorganization.

•

The Board of Directors considered that the Reorganization of the Existing Fund is subject to the approval of stockholders of Brandywine Blue Fund and Brandywine Advisors Fund of their respective Brandywine Mergers, and that if one Brandywine Merger is not approved, Managers has the option of not consummating the Reorganization.

Distribution

The Board of Directors noted that once the Existing Fund becomes a part of the Managers Funds, shareholders of the New Fund could benefit from the distribution capabilities offered by Managers and its affiliates that could increase assets and reduce expenses due to potential increased fund scale. The multiple distribution channels available to the Managers Funds may provide enhanced market presence for the New Fund as compared to the Existing Fund.

Operating Expenses of the Existing Fund

The Board of Directors also considered the operating expense ratios for the Existing Fund and the New Fund. The New Fund is expected to have a lower pro forma gross operating expense ratio than the Existing Fund after the Reorganization. In this regard, the Board of Directors noted the history of Managers in maintaining lower expense ratios for acquired funds, and in achieving its projected expense ratios in other transactions.

Improved Operating Efficiencies

The New Fund has the potential to operate more efficiently than the Existing Fund because the New Fund may increase its assets as a result of having access to the distribution network of the Managers Funds, which should result in the reduction of certain fixed costs as a percentage of fund assets.

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Portfolio Management

The retention of Friess as the subadvisor to the New Fund and the general continuation of the existing team of investment professionals to manage the New Fund will promote continuity of asset management for Fund shareholders participating in the Reorganization.

Long-Term Stability

The Board of Directors considered the potential for increased long-term stability of Friess as a result of the Friess Transaction. The Board of Directors also considered the related opportunities for the Friess investment team that could give them a greater incentive to remain with Friess for the long term and work to benefit shareholders.

Greater Product Array and Enhanced Range of Investment Options

At the closing of the Reorganization, Managers Funds is expected to have 40 retail mutual funds. This broad range of investment options will permit an investor in the Managers Funds to diversify his or her investments and to participate in a range of investment styles currently prevalent in the market. Shareholders can, with a few exceptions, make purchases of or exchanges for certain classes of other series of the Managers Funds. Thus, if the Reorganization is approved and completed, Existing Fund shareholders will have more investment options and greater flexibility to change investments through exchanges. Any such exchanges generally will be taxable for U.S. federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Existing Fund or the New Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

U.S. Federal Income Tax Consequences

The Reorganization is expected to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and thus is not expected to result in the recognition of gain or loss by either the Existing Fund or its stockholders. As a condition to the closing of the Reorganization, the Existing Fund and the New Fund will receive a legal opinion from Ropes & Gray LLP (which opinion will be subject to certain

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qualifications satisfactory to the Existing Fund and the New Fund), to the effect that, on the basis of the existing provisions of the Code, the Treasury Regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, for federal income tax purposes:

•

The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the New Fund and the Existing Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

Under Section 1032 of the Code, no gain or loss will be recognized by the New Fund upon the receipt of the assets of the Existing Fund in exchange for New Fund Shares and the assumption by the New Fund of all the liabilities of the Existing Fund;

•

Under Section 362(b) of the Code, the basis in the hands of the New Fund of the assets of the Existing Fund transferred to the New Fund in the Reorganization will be the same as the basis of such assets in the hands of the Existing Fund immediately prior to the transfer;

•

Under Section 1223(2) of the Code, the holding periods of the assets of the Existing Fund in the hands of the New Fund will include the periods during which such assets were held or treated for federal income tax purposes as held by the Existing Fund;

•

Under Section 361 of the Code, no gain or loss will be recognized by the Existing Fund upon the transfer of its assets to the New Fund in exchange for New Fund Shares and the assumption by the New Fund of all the liabilities of the Existing Fund, or upon the distribution of New Fund Shares by the Existing Fund to its stockholders in liquidation;

•	Under Section 354 of the Code, no gain or loss will be recognized by Existing Fund stockholders upon the exchange of their shares of the Existing Fund for New Fund Shares;

•

Under Section 358 of the Code, the aggregate basis of New Fund Shares a stockholder of the Existing Fund receives in connection with the Reorganization will be the same as the aggregate basis of such stockholder’s Existing Fund shares exchanged therefor;

•

Under Section 1223(1) of the Code, the Existing Fund stockholder’s holding period for his, her, or its New Fund Shares will include the period for which such stockholder held or is treated for federal income tax purposes as having held the Existing Fund shares exchanged therefor, provided that the stockholder held such Existing Fund shares as capital assets; and

•	The New Fund will succeed to and take into account the items of the Existing Fund described in Section 381(c) of the Code, subject to the

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conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

The opinion will be based on factual certifications made by officers of the Existing Fund and the New Fund, and on customary assumptions. No opinion is a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service (“IRS”) or a court would agree with the opinion. Opinions of counsel are not binding upon the IRS or the courts.

If the transfer of the assets of the Existing Fund in exchange for the New Fund Shares and the assumption by the New Fund of all the liabilities of the Existing Fund were not to constitute a tax-free reorganization, the stockholders of the Existing Fund generally would recognize gain or loss equal, with respect to a particular stockholder, to the difference between the value of the New Fund Shares the stockholder receives and the tax basis of the stockholder’s shares in the Existing Fund.

Although the Reorganization is expected to be tax-free for stockholders, the Existing Fund may make one or more distributions to stockholders prior to the closing of the Reorganization. Any such distribution generally will be taxable as ordinary income or capital gains to stockholders that hold their shares in a taxable account.

The ability of the New Fund to carry forward capital losses (if any) of the Existing Fund and use such losses to offset future gains will not be limited as a direct result of the Reorganization.

The above description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any stockholder. Stockholders of the Existing Fund should consult their tax advisors regarding the effect, if any, of the Reorganization with respect to the Existing Fund in light of their individual circumstances. Since the foregoing discussion relates only to certain U.S. federal income tax consequences of the Reorganization, each stockholder of the Existing Fund should also consult such stockholder’s tax advisors as to the state, local and non-U.S. tax consequences, if any, of the Reorganization with respect to the Existing Fund based upon the stockholder’s particular circumstances.

Fees and Expenses of the Reorganization

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, or other similar expenses incurred in connection with the completion of the Reorganization, will be borne equally by Managers and Friess.

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IV. SUMMARY OF DIFFERENCES BETWEEN THE EXISTING FUND AND THE NEW FUND

The following summary highlights certain differences between the Existing Fund and the New Fund. This summary is not complete and does not contain all of the information that you should consider before voting on the Reorganization. For more complete information about the Reorganization, please read this entire document.

Comparison of Business Structure

Form of Organization

The Existing Fund is a class of Brandywine Fund, Inc., a corporation organized under the laws of the State of Maryland pursuant to Articles of Incorporation dated October 9, 1985, as amended and supplemented (the “Brandywine Articles”). The New Fund is a series of Managers Trust I, a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 18, 1991, as amended (the “Current Managers Declaration,”). In connection with a separate proxy statement, Managers Trust I is currently in the process of soliciting shareholder approval of an amendment and restatement of the Current Managers Declaration (the “New Managers Declaration,” and together with the Current Managers Declaration and the Brandywine Articles, the “Fund Charters”) which would supersede the Current Managers Declaration if approved by shareholders. If the New Managers Declaration is approved by the shareholders of Managers Trust I, the Board of Trustees will adopt new Bylaws for Managers Trust I that make necessary and appropriate changes to Managers Trust I’s existing Bylaws based on the New Managers Declaration and other modernizing changes. While the Current Managers Declaration is in effect as of the date of this Proxy/Prospectus, if shareholders of Managers Trust I vote to approve the New Managers Declaration, it is expected that the New Managers Declaration will be in effect at the time of the Reorganization. Accordingly, provisions of both the Current Managers Declaration and the New Managers Declaration are described herein. Additional details concerning the Current Managers Declaration and the New Managers Declaration are available in the proxy statement relating thereto, which may be found at the SEC’s website at www.sec.gov.

The Current Managers Declaration, the New Managers Declaration and the Bylaws of Managers Trust I (the “Managers Bylaws”) are designed to make Managers Trust I similar in most respects to a Massachusetts business corporation. The operations of the Existing Fund are governed by Maryland law and by the Brandywine Articles and the Bylaws of Brandywine Fund, Inc. (the “Brandywine Bylaws”). The operations of the New Fund are currently governed by Massachusetts law and by the Current Managers Declaration and the Managers

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Bylaws. Should the shareholders of Managers Trust I approve the New Managers Declaration, the operations of the New Fund will be governed by the New Managers Declaration, rather than the Current Managers Declaration, and the Board of Trustees of Managers Trust I will adopt new Bylaws for Managers Trust I that make necessary and appropriate changes to the existing Bylaws based on the New Managers Declaration and other modernizing changes. Once the amendment to Managers Trust I’s registration statement registering the shares of the New Fund becomes effective (which will occur prior to the closing of the Reorganization), the Existing Fund and the New Fund will be registered with the SEC as open-end management investment companies and subject to the provisions of the 1940 Act, and the rules and regulations thereunder.

Shares

Brandywine Fund, Inc. is authorized to issue five hundred million (500,000,000) shares of common stock, all with a par value of $0.01 per share. The Board of Directors of Brandywine Fund, Inc. may increase or decrease the aggregate number of authorized shares of common stock, may classify and reclassify any unissued shares and may designate or redesignate the name of any class of outstanding shares. The 500,000,000 shares have been classified as “Common Stock.”

Managers Trust I is authorized to issue shares of beneficial interest in separate series in addition to the New Fund. Both the Current Managers Declaration and the New Managers Declaration permit the Trustees to issue an unlimited number of full and fractional shares, without par value, of one or more series, to divide or combine the shares of any series into one or more classes, and to establish and designate a class or classes of a series.

Each share of a Fund represents an equal proportionate interest in that Fund and has identical voting, dividend, redemption, liquidation, and other rights. Shares of the New Fund have no preemptive or similar rights and may have conversion rights if the Trustees of Managers Trust I establish conversion procedures. Shares of the Existing Fund may be converted into shares of Brandywine Blue Fund or Brandywine Advisors Fund, each a class of Brandywine Blue Fund, Inc. after complying with any established conversion procedures. The Current Managers Declaration and the New Managers Declaration each provides that shares are fully paid and non-assessable by Managers Trust I, except as discussed under “Stockholder/Shareholder Liability” below.

Stockholder/Shareholder Liability

Under Massachusetts law, shareholders of a Massachusetts business trust such as Managers Trust I may, under certain circumstances, be held personally liable as

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partners for the obligations of the trust. However, both the Current Managers Declaration and the New Managers Declaration provide that the shareholders shall not be subject to any personal liability for the acts or obligations of the New Fund and that every note, bond, contract, instrument, certificate or undertaking made or issued on behalf of Managers Trust I by the Trustees or by any officers or officer on behalf of the New Fund shall give notice to the effect that the shareholders are not personally liable thereunder.

Under both the Current Managers Declaration and the New Managers Declaration, no personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the trust. Both the Current Managers Declaration and the New Managers Declaration provide for indemnification out of Managers Trust I property for all loss and expense of any shareholder held personally liable, solely by reason of being or having been a shareholder, for the obligations of Managers Trust I.

Under Maryland law, stockholders of the Existing Fund are generally not liable for the Existing Fund’s or Brandywine Fund, Inc.’s debts or obligations. The Brandywine Articles do not provide for indemnification for stockholder liability.

Liability of Directors/Trustees

The Brandywine Bylaws provide that Brandywine Fund, Inc. will indemnify the directors, officers, agents and employees of Brandywine Fund, Inc. against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a director, officer, agent or employees, if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of Brandywine Fund, Inc. and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that Brandywine Fund, Inc. shall not indemnify directors, officers, agents or employees in relation to matters as to which any such person shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

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The Current Managers Declaration and the New Managers Declaration each provides that no Trustee, officer, employee or agent of Managers Trust I is liable to any third persons in connection with the affairs of the New Fund, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of Managers Trust I (or particular series thereof) for any satisfaction of claims arising in connection with the affairs of Managers Trust I (or particular series thereof, as applicable). The Current Managers Declaration and the New Managers Declaration both provide that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of Managers Trust I, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties.

Meetings

Neither the Existing Fund nor the New Fund is required by law or their governing documents to hold regular or annual stockholder or shareholder meetings, as applicable, and normally will not. The Directors/Trustees of Brandywine Fund, Inc. and Managers Trust I may call, as necessary, stockholder or shareholder meetings, as applicable, of the Existing Fund or the New Fund, respectively. Under Maryland law, shareholders of Brandywine Fund, Inc. may, by the affirmative vote of a majority of the votes entitled to be cast generally for the election of Directors, remove a Director of Brandywine Fund, Inc. from office. Pursuant to the New Managers Declaration, at any meeting called for the purpose, shareholders of Managers Trust I have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee of Managers Trust I from office. The Current Managers Declaration does not include specific provisions for the removal of a Trustee by shareholder vote. Pursuant to the Brandywine Bylaws, special meetings of the stockholders may be called at any time upon written request of the holders of shares entitled to cast not less than 25% of all the votes entitled to be cast at such meeting.

Under the Brandywine Bylaws, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting constitutes a quorum at a stockholder meeting, except when a larger quorum is required by law. Further, under the Brandywine Bylaws, unless otherwise provided by applicable law or the Brandywine Articles, action may be taken or authorized at a stockholder meeting where a quorum is present by a majority of the votes cast at such meeting. Under the Current Managers Declaration and the New Managers Declaration, except where a larger quorum is required by law, by the Managers Bylaws, or by the Current Managers Declaration or the New Managers Declaration, as applicable, 10% of the shares entitled to vote constitutes a quorum at a shareholder meeting. Under both the Current Managers Declaration and the New

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Managers Declaration, a majority of the shares voted at a meeting of which a quorum is present shall decide any questions and a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act, the Current Managers Declaration or the New Managers Declaration, as applicable, the Managers Bylaws or other applicable law.

Voting Requirements

Pursuant to Maryland law and the Brandywine Articles, shares of the Existing Fund entitle their holders to one vote per share. There shall be no cumulative voting in the election of the Board of Directors, which means that in situations in which stockholders elect Directors, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors of Brandywine Fund, Inc. and the holders of less than 50% of the shares voting for the election of Directors will not be able to elect any Directors.

The shareholders of the New Fund are entitled to one vote per share on matters on which shares of the New Fund shall be entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however that immediately after such appointment two-thirds of the Trustees have been elected by the shareholders of Managers Trust I. The voting rights of shareholders are not cumulative so that holders of more than 50% of the net asset value of shares of all series of Managers Trust I voting can, if they choose, elect all Trustees being elected while the shareholders of the remaining shares would be unable to elect any Trustees.

Liquidation or Dissolution

Brandywine Fund, Inc. may be liquidated and dissolved as provided by the Maryland General Corporation Law. Pursuant to the Maryland General Corporation Law, the Directors can authorize the transfer of all or substantially all of the assets of Brandywine Fund, Inc. without any action by the stockholders. In the event of a voluntary liquidation and dissolution, the Brandywine Articles provide that each stockholder is entitled to his proportionate share of the assets of the corporation.

The Current Managers Declaration provides that upon termination of Managers Trust I (or any series thereof, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging, severally, to each series (or the applicable series, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, Managers Trust I shall in accordance with such procedures as the Trustees consider appropriate reduce the

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remaining assets belonging, severally, to each series thereof (or the applicable series, as the case may be), to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds belonging to each series thereof (or the applicable series, as the case may be), to the shareholders of that series, as a series, ratably according to the number of shares of that series held by the several shareholders on the date of termination. Under the Current Managers Declaration, Managers Trust I may be terminated at any time by vote of at least 50% of the shares of each series of Managers Trust I entitled to vote and voting separately by series or by the Trustees by written notice to the shareholders of Managers Trust I. Under the Current Managers Declaration, any series of Managers Trust I may be terminated at any time by vote of at least 50% of the shares of that series or by the Trustees by written notice to the shareholders of that series.

The New Managers Declaration provides that upon termination of Managers Trust I (or any series or class thereof, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging, allocated or attributable, severally, to each series (or the applicable series or belonging, allocated or attributable to the particular class, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, Managers Trust I shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets belonging, severally, to each series (or the applicable series or attributable to the particular class, as the case may be), to distributable form in cash or shares or other securities or property, or any combination thereof, and distribute the proceeds belonging to each series (or the applicable series or attributable to the particular class, as the case may be), to the shareholders of that series (or class, as the case may be), as a series (or class, as the case may be), ratably according to the number of shares of that series (or class, as the case may be) held by the several shareholders of such series (or class, as the case may be) on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of that series, provided that with respect to any termination of a series with multiple classes, the proceeds attributable to each class shall be allocated to such class and then distributed to the shareholders of such class pro rata in proportion to the number of shares of such class held by each of them. Under the New Managers Declaration, Managers Trust I may be terminated by a vote of shareholders holding at least 66 2/3% of the shares of each series of Managers Trust I entitled to vote and voting separately by series, or by the Trustees upon written notice to the shareholders. Under the New Managers Declaration, any series or class of Managers Trust I may be terminated at any time by a vote of shareholders holding at least 66 2/3% of the shares of that series or class entitled to vote, or by the Trustees by written notice to the shareholders of that series or class.

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Derivative Actions

Under Maryland law, there is no statutory right for stockholders of a corporation to bring derivative actions. In addition, the Brandywine Articles and the Brandywine Bylaws are silent in regards to stockholder derivative actions.

Under both the Current Managers Declaration and the New Managers Declaration, no shareholder has the right to bring or maintain any court action, proceeding or claim on behalf of Managers Trust I or any series without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand will be excused only when the plaintiff makes a specific showing that irreparable injury to Managers Trust I or the series would otherwise result. Such demand must be mailed to the Clerk of Managers Trust I and Managers Trust I’s principal office and must set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the shareholder to support the allegations made in the demand. The Trustees must consider such demand within 45 days of its receipt by Managers Trust I. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of Managers Trust I or the series, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of shareholders will be made by the Trustees in their business judgment and will be binding upon the shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of Managers Trust I or a series is subject to the right of the shareholders provided elsewhere in the Current Managers Declaration or New Managers Declaration, as applicable, to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.

The foregoing is only a summary of certain characteristics of the operations of the respective Fund Charters and Bylaws of Brandywine Fund, Inc. and Managers Trust I and Maryland and Massachusetts law and is not a complete description of those documents or law. Stockholders/shareholders should refer to the provisions of such Fund Charters and Bylaws (which, other than the New Managers Declaration, are filed as exhibits to the registration statements of Brandywine Fund, Inc. and Managers Trust I, respectively, which may be found at the SEC’s website at www.sec.gov) and Massachusetts and Maryland law directly for more complete information. A copy of the New Managers Declaration is filed as an exhibit to the proxy statement relating thereto, which may be found at the SEC’s website at www.sec.gov.

Comparative Information on Fundamental and Non-Fundamental Investment Restrictions

The Existing Fund and the New Fund are each subject to certain fundamental and non-fundamental investment restrictions regarding their investments. A

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fundamental investment restriction may not be changed without the affirmative vote of the holders of a majority of a Fund’s outstanding securities (as defined in the 1940 Act), while non-fundamental investment restrictions may be changed by a Fund’s Directors or Trustees, as applicable, without stockholder or shareholder approval, as applicable. The Existing Fund is subject to certain non-fundamental investment restrictions regarding its investments that may only be changed by a vote of the Board of Directors, whereas the New Fund is not subject to such non-fundamental investment restrictions. Appendix B contains tables that compare the fundamental investment restrictions of the Existing Fund and the New Fund and describes non-fundamental investment restrictions of the Existing Fund that may only be changed by a vote of the Board of Directors.

There is not expected to be a material difference between the manner in which the Existing Fund’s and the New Fund’s portfolio are managed. There are, however, differences in the fundamental investment restrictions between the Existing Fund and the New Fund that would permit material changes in the future. These differences include, among other things:

•

The Existing Fund may not purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options, and the Existing Fund’s investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the Existing Fund’s net assets and of such 5% not more than 2% of the Existing Fund’s net assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the NYSE Amex Equities, whereas the New Fund may engage in all of these activities to the maximum extent permitted by applicable law.

•

With respect to borrowing and the issuance of senior securities, the Existing Fund may not borrow money or issue senior securities, except for temporary bank borrowings for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its net assets, and the Existing Fund will not pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of its net assets. The Existing Fund not will purchase securities while it has any outstanding borrowings. The New Fund may borrow money and issue senior securities to the extent permitted by the 1940 Act or the rules or regulations thereunder, as amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or its staff. In addition, the New Fund may borrow through an interfund lending program with other series of trusts managed by Managers, while the Existing Fund does not currently participate in interfund lending. The Existing Fund and the New Fund are subject to the

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asset coverage requirements of Section 18 of the 1940 Act, whether specifically noted in their policies or not.

•

With respect to lending, the Existing Fund will not lend money, except by purchasing certain debt securities or entering into certain repurchase agreements, and the Existing Fund will not lend its portfolio securities. The New Fund may lend money to the extent permitted by the 1940 Act or the rules or regulations thereunder, as amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or its staff. In addition, the New Fund may participate in an interfund lending program with other series of trusts managed by Managers, while the Existing Fund does not currently participate in interfund lending.

•

While the Existing Fund may only purchase securities of other investment companies in limited circumstances, the New Fund will be permitted to invest in other investment companies to the maximum extent permitted by law and the SEC.

•

The Existing Fund will limit its purchase of securities of any issuer (other than the United States or an instrumentality of the United States) in such a manner that it will satisfy at all times the requirements of Section 5(b)(1) of the 1940 Act (i.e., that at least 75% of the value of its total assets is represented by cash and cash items including receivables, U.S. government securities, securities of other investment companies, and other securities for the purpose of the foregoing limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of the Existing Fund and to not more than 10% of the outstanding voting securities of such issuer.) The New Fund may purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act or the rules or regulations thereunder, as amended from time to time, or under regulatory guidance or interpretations.

•

The Existing Fund will not concentrate 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies engaged in the same industry. The New Fund may not concentrate its investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act and the rules and regulations thereunder, as amended from time to time, and under regulatory guidance or interpretations.

•

While the Existing Fund will not acquire or retain any security issued by a company if (i) an officer or director of such company is an officer or director of Brandywine Fund, Inc. or Brandywine Blue Fund, Inc., or is an officer, director or other affiliated person of the Fund’s investment

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adviser, or (ii) any of the directors or officers of Brandywine Fund, Inc. or Brandywine Blue Fund, Inc., or directors, officers or other affiliated persons of the Fund’s investment adviser beneficially owns more than 1/2% of such company’s securities and all of the above persons owning more than 1/2% own together more than 5% of its securities, the New Fund does not have such a fundamental investment restriction and may make such investments to the extent they are permitted by applicable law.

•

The Existing Fund will not act as an underwriter or distributor of securities other than of its shares and the Existing Fund may not purchase any securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended. The New Fund is not subject to such limitations and may underwrite securities to the extent permitted by the 1940 Act or the rules or regulations thereunder, as amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or its staff.

•

While the Existing Fund has fundamental investment restrictions relating to investing for control and oil, gas and mineral investments, the New Fund does not have such fundamental restrictions and may make such investments to the extent they are permitted by applicable law.

•

The Existing Fund will not purchase or sell real estate or real estate mortgage loans (including limited partnership interests of limited partnerships investing in real estate, but not including readily marketable investments in real estate investment trusts or readily marketable securities of companies investing in real estate.) The New Fund may purchase and sell real estate to the extent permitted by the 1940 Act or the rules or regulations thereunder, as amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or its staff.

•

With respect to commodities, the Existing Fund will not purchase or sell commodities or commodities contracts, including futures contracts, while the New Fund may purchase and sell commodities to the extent permitted by the 1940 Act or the rules or regulations thereunder, as amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or its staff.

In addition, while the New Fund is not subject to any non-fundamental investment restrictions that may be changed only by a vote of the Board of Trustees, the Existing Fund is subject to the non-fundamental restrictions set forth in Appendix B, which may only be changed by a vote of the Board of Directors.

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Existing and Pro Forma Capitalizations

The New Fund will be the successor to the accounting and performance information of the Existing Fund after consummation of the Reorganization. Only pro forma capitalization information is shown for the New Fund because the New Fund will not commence investment operations until the completion of the Reorganization. Accordingly, the pro forma capitalization of the reorganized New Fund will be identical to the capitalizations of the Existing Fund immediately before the Reorganization. Pro forma capitalization shown below is as of September 30, 2012, based upon the New Fund’s valuation procedures.

Brandywine Fund and New Brandywine Fund

	Net Assets	Net Asset Value per Share	Shares Outstanding
Brandywine Fund	$1,062,543,751	$24.62	43,165,853
New Brandywine Fund (pro forma)	$1,062,543,751	$24.62	43,165,853

Comparison of Investment Advisers and Investment Advisory Fees

Investment Advisers and Subadvisors

Friess currently serves as the Existing Fund’s investment adviser and delegates all of its day-to-day portfolio management responsibilities with respect to the Existing Fund to Friess of Delaware, who currently serves as the Existing Fund’s subadvisor. Subject to the supervision of Brandywine Fund, Inc.’s Board of Directors, Friess and, if so delegated, Friess of Delaware, furnish continuous investment advisory services to the Existing Fund. Friess and Friess of Delaware supervise and manage the investment portfolios of the Existing Fund and, subject to such policies as the Board of Directors may determine, direct the purchase or sale of investment securities in the day-to-day management of the Existing Fund’s investment portfolio. Friess is located at 115 E. Snow King Ave., Jackson, Wyoming 83991. Friess of Delaware is located at 3711 Kennett Pike, Greenville, Delaware 19807. Friess and Friess of Delaware are currently majority owned subsidiaries of AMG.

Managers is the investment manager and administrator of the New Fund. Managers has overall supervisory responsibility for the investment program of the New Fund. Managers selects and recommends, subject to the approval of the Board of Trustees of Managers Trust I, the subadvisor to manage the New Fund’s investment portfolio. It also monitors the performance, security holdings and investment strategies of the subadvisor and is responsible for reporting to Managers Trust I’s Board of Trustees on the New Fund’s investment characteristics and performance. Managers also furnishes certain administrative, compliance and

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accounting services for Managers Trust I and the New Fund. Managers’ principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854. Managers and its corporate predecessors have over 20 years of experience in evaluating subadvisors for individuals and institutional investors. Managers Trust I has obtained from the SEC an exemptive order which permits Managers, subject to certain conditions and oversight by Managers Trust I’s Board of Trustees, to terminate a subadvisor to the New Fund and hire new unaffiliated subadvisors for the New Fund without prior shareholder approval. See “Important Information Regarding Manager-of-Managers Exemptive Order” below for more information. Affiliated subadvisors selected by Managers are, however, subject to shareholder approval. Managers is a wholly owned subsidiary of AMG.

Following the Reorganization, Friess will serve as the subadvisor to the New Fund through a subadvisory agreement between Managers and Friess relating to the New Fund, and Friess of Delaware will serve as the subadvisor to the New Fund through a sub-subadvisory agreement among Managers, Friess and Friess of Delaware relating to the New Fund. As with the Existing Fund, Friess intends to delegate all of its investment advisory responsibilities with respect to the New Fund to its affiliate, Friess of Delaware, and Friess of Delaware will manage the day-to-day portfolio management of the New Fund. In their roles as subadvisor for the New Fund, Friess and Friess of Delaware will provide substantially the same portfolio and investment management services to the New Fund as they did for the Existing Fund.

Portfolio Managers

Friess, and if so delegated, Friess of Delaware, supervise the investment portfolio of the Existing Fund, directing the purchase and sale of investment securities in the day-to-day management of the Fund. In allocating brokerage business for the Existing Fund, Friess and Friess of Delaware take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts (or analysts of other firms retained by the broker) for consultation.

All investment decisions are made by a team of investment professionals representing Friess and Friess of Delaware, any of whom may make recommendations subject to the final approval of Scott W. Gates, William F. D’Alonzo, or another member of Friess’ management team to whom they may delegate the authority. Mr. Gates is Chief Investment Officer of Friess and Friess of Delaware, positions he has held since March 2013. Previously, from September 2012 until March 2013, he served as Co-Chief Investment Officer of Friess and Friess of Delaware. Mr. Gates has been a Research Team Leader since 2008, a

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member of the Management Committee of Friess and Friess of Delaware since 2010, and a key member of the Research Team since joining Friess in 2003. Mr. D’Alonzo is the Chief Executive Officer of both Friess and Friess of Delaware, positions he has held since 2002. In addition to his role as Chief Executive Officer, Mr. D’Alonzo served as Co-Chief Investment Officer from September 2012, until March 2013 and prior to that as Chief Investment Officer from 1997 until September 2012. Following the Reorganization, Messrs. D’Alonzo and Gates will manage the New Fund’s portfolio as the portfolio managers jointly and primarily responsible for the day-to-day management of the New Fund.

Additional information regarding other accounts managed by the portfolio managers, their compensation, and their ownership of Existing Fund shares is available in the SAI relating to this Proxy Statement/Prospectus, which is on file with the SEC and incorporated by reference into this Proxy Statement/Prospectus.

Important Information Regarding Manager-of-Managers Exemptive Order

Both the Brandywine Fund Inc.’s Board of Directors, on behalf of the Existing Fund, and the Managers Trust I Board of Trustees, on behalf of the New Fund, may terminate any subadvisor without shareholder approval. The Brandywine Fund Inc.’s Board of Directors may hire any new investment adviser or subadvisor of the Existing Fund with any other party only with the approval of shareholders.

Managers Trust I has obtained from the SEC an exemptive order (the “Order”) which permits Managers, subject to certain conditions and oversight by Managers Trust I’s Board of Trustees, to enter into subadvisory agreements with unaffiliated subadvisors approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, Managers is able, subject to certain conditions (including a 90 day notification requirement discussed below) and oversight by Managers Trust I’s Board of Trustees but without shareholder approval, to hire new unaffiliated subadvisors for the New Fund, change the terms of a subadvisory agreement for an unaffiliated aubadvisor, or continue the employment of an unaffiliated subadvisor after events that under the 1940 Act and the subadvisory agreement would be deemed to be an automatic termination of the subadvisory agreement provided that Managers provides notification to shareholders within 90 days of the hiring of an unaffiliated subadvisor. Managers, subject to oversight by the Trustees, has ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement. Although shareholder approval will not be required to enter into subadvisory agreements with unaffiliated subadvisors or to amend such agreements, shareholders of the New Fund will continue to have the right to terminate such subadvisory agreements for the New Fund at any time by a vote of a majority of the outstanding voting securities of the New Fund. Affiliated subadvisors selected by Managers are subject to shareholder approval. It is anticipated that the initial sole shareholder of the New Fund will approve this manager-of-managers arrangement.

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Use of the Order provides Managers and the Managers Trust I Board of Trustees with increased flexibility to recommend, supervise, evaluate, and change subadvisors without incurring the significant delay and expense associated with obtaining shareholder approval. This permits the New Fund to operate more efficiently and cost-effectively. Without the Order, Managers Trust I would be required to call and hold a shareholder meeting for the New Fund when it appoints an unaffiliated subadvisor or materially amends a subadvisory agreement with an unaffiliated subadvisor. Each time a shareholder meeting is called, Managers Trust I would be required to create and distribute proxy materials and solicit proxy votes from the New Fund’s shareholders. This process is time-consuming and costly and such costs may be borne by the New Fund, thereby reducing shareholders’ investment returns.

When a shareholder invests in the New Fund, he or she effectively hires Managers to manage the assets of the New Fund, either directly or via a subadvisor under Managers’ supervision. Managers currently monitors the performance of all subadvisors. Also, Managers is currently responsible for recommending to the Managers Trust I Board of Trustees whether a subadvisory agreement should be entered into or terminated. In determining whether to recommend to the Managers Trust I Board of Trustees the termination of a subadvisory agreement, Managers may consider various factors, including the subadvisor’s performance record while managing a particular fund.

Investment Advisory Agreements — Existing Fund

Under the advisory agreement with the Existing Fund (the “Advisory Agreement”), Friess, at its own expense and without reimbursement from the Existing Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Existing Fund and pays the salaries and fees of all officers and directors of the Existing Fund (except the fees paid to directors who are not interested persons of Friess). For the foregoing, Friess receives a monthly fee at an annual rate of 1.00% of the value of the Existing Fund’s average daily net assets.

The New Fund will have the same investment advisory fee structure as the Existing Fund.

The Existing Fund’s investment adviser has voluntarily undertaken to reimburse the Existing Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed 2.00% of the average net assets of the Existing Fund for such year, as determined by valuations made as of the close of each business day of the year. The Existing Fund monitors its expense ratio at least on a monthly basis. If the accrued amount of the expenses of the

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Existing Fund exceeds the applicable expense limitation, the Existing Fund creates an account receivable from its investment adviser for the amount of such excess. In such a situation the monthly payment of the investment adviser’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Existing Fund’s fiscal year if accrued expenses thereafter fall below this limit.

Pursuant to a subadvisory agreement with Brandywine Fund, Inc., Friess and Friess of Delaware (the “Subadvisory Agreement”), Friess of Delaware is responsible for managing the investment and reinvestment of the Existing Fund’s assets and taking such steps as may be necessary to implement Friess of Delaware’s investment decisions to the extent such authority has been delegated to it by Friess. Under the Subadvisory Agreement, Friess of Delaware, at its own expense and without reimbursement from Brandywine Fund, Inc. or the Existing Fund, shall furnish office space, and all necessary office facilities, equipment and executive personnel for performing the duties delegated to it. Friess, not the Existing Fund, pays Friess of Delaware a fee equal to 110% of the monthly expenses Friess of Delaware incurs in performing its services as subadvisor.

A discussion regarding the basis for Brandywine Fund, Inc.’s Board of Directors approving the Advisory Agreement is available in the Existing Fund’s semi-annual report to stockholders for the most recent period ended March 31.

The Advisory Agreement and Subadvisory Agreement are in effect from year to year, provided with respect to an Advisory Agreement or Subadvisory Agreement such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Existing Fund or by the Board of Directors, and (ii) by the Board of Directors of the Existing Fund in the manner required by the 1940 Act. The Advisory Agreement may be terminated without penalty by the Board of Directors or the vote of a majority of the outstanding voting shares of the Existing Fund, or by Friess, on 60 days’ written notice to the other party, and will terminate automatically in the event of its assignment. The Subadvisory Agreement may be terminated without penalty by any party on 30 days’ written notice to the other party, and will terminate automatically in the event of its assignment.

Investment Management Agreement, Subadvisory Agreement, Sub-Subadvisory Agreement and Administration Agreement — New Fund

Managers serves as investment manager to the New Fund pursuant to an investment management agreement with Managers Trust I (the “Investment Management Agreement”), and also serves as administrator to the New Fund pursuant to an administrative services agreement with Managers Trust I (the “Administration Agreement”). The Investment Management Agreement permits Managers to engage, from time to time, one or more Subadvisors to assist in the

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performance of its services. Pursuant to the Investment Management Agreement, upon the closing of the Reorganization Managers will enter into a Subadvisory Agreement with Friess with respect to the New Fund (the “New Subadvisory Agreement”) and a Sub-Subadvisory Agreement with Friess and Friess of Delaware with respect to the New Fund (the “Sub-Subadvisory Agreement”).

Friess will serve as the subadvisor to the New Fund through the New Subadvisory Agreement, and Friess of Delaware will serve as the subadvisor to the New Fund through the Sub-Subadvisory Agreement. As with the Existing Fund, Friess intends to delegate all of its investment advisory responsibilities with respect to the New Fund to its affiliate, Friess of Delaware, and Friess of Delaware will manage the day-to-day portfolio management of the New Fund. Friess of Delaware will manage all of the New Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the New Fund in accordance with the New Fund’s investment objectives, policies, and investment restrictions. Friess and Friess of Delaware will provide these services subject to the general supervision of Managers and the Board of Trustees of Managers Trust I. The provision of investment advisory services by Friess and Friess of Delaware to the New Fund will not be exclusive under the terms of the New Subadvisory Agreement or the Sub-Subadvisory Agreement, and Friess and Friess of Delaware will each be free to and expect to render investment advisory services to others.

Under the Administration Agreement, Managers will provide a range of administrative and operational support services to the New Fund, and the level of services provided to Fund shareholders will increase, so that the New Fund will receive enhanced administrative and shareholder services such as industry leading service providers; dedicated operational, legal and regulatory compliance support of the New Fund at Managers; comprehensive oversight of the New Fund’s operations by Managers; enhanced customer services and higher levels of insurance coverage.

The Investment Management Agreement, the New Subadvisory Agreement and the Sub-Subadvisory Agreement provide for an initial term of two years and thereafter shall continue in effect for periods of one year thereafter with respect to the New Fund so long as such continuance with respect to the New Fund is approved at least annually (i) by either the Trustees of Managers Trust I or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the New Fund, and (ii) in either event by the vote of a majority of the Trustees of Managers Trust I who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

The Investment Management Agreement, the New Subadvisory Agreement and the Sub-Subadvisory Agreement may be terminated, without penalty, by the

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Board of Trustees of Managers Trust I, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the New Fund, by Managers and (in the case of the New Subadvisory Agreement and the Sub-Sub-Advisory Agreement) by Friess and Friess or Friess of Delaware, respectively, on 60 days’ written notice, in the case of the Investment Management Agreement, and 30 days’ written notice, in the case of the Subadvisory Agreement and the Sub-Subadvisory Agreement, to the other parties and to Managers Trust I. The Investment Management Agreement, the New Subadvisory Agreement and the Sub-Sub-Advisory Agreement terminate automatically in the event of assignment, as defined in the 1940 Act and the regulations thereunder. The Sub-Subadvisory Agreement will also terminate automatically in the event of the termination of the Subadvisory Agreement.

For additional information regarding the Investment Management Agreement, the New Subadvisory Agreement, the Sub-Subadvisory Agreement, and the services that Managers, Friess and Friess of Delaware will provide to the New Fund, please see the SAI relating to this Proxy Statement/Prospectus, which is incorporated herein by reference and on file with the SEC.

As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, the New Fund has agreed to pay Managers, on a monthly basis, an investment management fee at an annual rate of 1.00% of the value of the average daily net assets of the New Fund.

The New Fund will have the same investment advisory fee structure as the Existing Fund.

Managers has contractually agreed, through at least February 1, 2016, to waive management fees and/or reimburse the New Fund’s expenses in order to limit the total annual fund operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 2.00% of the New Fund’s average daily net assets subject to later reimbursement by the New Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the New Fund’s contractual expense limitation, Managers may recover from the New Fund fees waived and expenses paid to the extent that such repayment would not cause the New Fund’s total annual fund operating expenses to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated upon termination of the New Fund’s investment advisory agreement with Managers or by mutual agreement between Managers and the New Fund’s Board of Trustees.

The expense limitation arrangement for the New Fund is substantially similar to certain voluntary expense limitation arrangements in place between Friess and the Existing Fund.

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Managers has agreed to pay under the New Subadvisory Agreement to Friess all of the investment management fee received by Managers with respect to the New Fund, which subadvisory fee is also computed daily and paid monthly, as compensation for the investment advisory and portfolio management services Friess provides to the New Fund under the New Subadvisory Agreement. The fee paid to Friess is paid out of the fee Managers receives from the New Fund and does not increase the expenses of the New Fund. As with the Existing Fund, Friess has agreed to pay under the Sub-Subadvisory Agreement to Friess of Delaware a fee equal to 110% of the monthly expenses Friess of Delaware incurs in performing its services as subadvisor with respect to the New Fund. The fee paid to Friess of Delaware is paid out of the fee Friess receives from Managers and does not increase the expenses of the New Fund.

Additionally, under the Administration Agreement, the New Fund will pay Managers an administration fee at annual rates of 0.030% for the first $300,000,000 in the New Fund, 0.025% for the next $200,000,000 in the New Fund, and 0.020% for amounts in excess of $500,000,000 in the New Fund, subject to a $40,000 annual minimum.

A discussion regarding the basis for Managers Trust I’s Board of Trustees approving the Investment Management Agreement between Managers Trust I and Managers with respect to the New Fund, the New Subadvisory Agreement between Managers and Friess, and the Sub-Subadvisory Agreement among Managers, Friess and Friess of Delaware will be available in the New Fund’s semi-annual report for the period ending March 31, 2014.

Finally, it is anticipated that Managers will enter into an interim transfer agency agreement and fund accounting agreement with U.S. Bancorp, the current transfer agent, fund accountant and administrator for the Existing Fund, and an interim custody agreement with U.S. Bank, the current custodian for the Existing Fund to facilitate the transition of the Existing Fund from the U.S. Bancorp and U.S. Bank platforms to the Managers Trust I’s service provider platform following the consummation of the Reorganization.

Independent Registered Public Accounting Firm

Managers Trust I has selected PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, as the independent registered public accounting firm for the New Fund for the fiscal year ending September 30, 2014.

Other Principal Service Providers

The following table lists the principal service providers for the Existing Fund and those expected to serve the New Fund following the closing of the

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Reorganization. As noted above, there is expected to be a transition period following the closing of the Reorganization during which some of the Existing Fund’s service providers will provide services to the New Fund. The length of the transition period may impact the New Fund’s operating expense ratios, since Managers anticipates that the New Fund’s operating expense ratios will be reduced as a result of the Reorganization and the New Fund’s access to the Managers Trust I’s service providers.

SERVICE PROVIDERS
SERVICE	EXISTING FUND	NEW FUND
Investment Adviser	Friess Associates, LLC 115 E. Snow King Avenue Jackson, Wyoming 83991	Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854

Investment Subadvisor	Friess Associates of Delaware, LLC 711 Kennett Pike Greenville, Delaware 19807	Friess Associates, LLC 115 E. Snow King Avenue Jackson, Wyoming 83991

Investment Sub-Subadvisor		Friess Associates of Delaware, LLC 711 Kennett Pike Greenville, Delaware 19807

Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	Managers Distributors, Inc. 800 Connecticut Avenue Norwalk, Connecticut 06854

Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854

Custodian	U.S. Bank, N.A. 1555 N. River Center Drive Suite 302 Milwaukee, Wisconsin 53212	The Bank of New York Mellon 2 Hanson Place Brooklyn, New York 10286

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SERVICE PROVIDERS
SERVICE	EXISTING FUND	NEW FUND
Fund Accountant	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	The Bank of New York Mellon 2 Hanson Place, Brooklyn, New York 10286

Transfer Agent and Dividend Disbursing Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	BNY Mellon Investment Servicing (US) Inc. P.O. Box 9769 Providence, Rhode Island 02940-9769

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 100 East Wisconsin Avenue Suite 1800 Milwaukee, Wisconsin 53202	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110

V. INFORMATION ON VOTING

This Proxy Statement/Prospectus is being provided in connection with the solicitation of proxies by the Board of Directors of Brandywine Fund, Inc. to solicit the vote of stockholders of the Existing Fund for the Reorganization at a meeting of stockholders of Existing Fund, which we refer to as the “Meeting.” The Meeting is scheduled to begin on September 23, 2013 at 2:00 p.m. (Eastern Time).

Voting Information

Only stockholders of record on July 8, 2013 are entitled to receive notice of and to vote at the Meeting or any adjournments or postponements thereof. Written notice of any meeting of stockholders shall be given or caused to be given by the Directors by mailing such notice at least ten days before such meeting, postage prepaid, stating the time and place of the meeting, to each stockholder at the stockholder’s address as it appears on the records of Brandywine Fund, Inc. Each stockholder is entitled to one vote for each share held by the stockholder as of the close of business on July 8, 2013. The presence in person or by proxy of stockholders of the Existing Fund entitled to cast a majority of the votes eligible to be cast at the Meeting will constitute a quorum with respect to the Reorganization proposal (the “Quorum”). When the Quorum is present with respect to the Existing Fund, approval of the Reorganization will require the favorable vote of a “majority of the outstanding voting securities” of the Existing Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or

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more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Business may be conducted with respect to the Existing Fund once a quorum is present and may continue until adjournment of the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Brandywine Fund, Inc. as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote, and as to which the broker or nominee does not have the discretionary voting power on a particular matter, but for which the broker or nominee returns the proxy card or otherwise votes without actually voting on such matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Since these shares will be counted as present, but not as voting in favor of the Reorganization, these shares will have the same effect as if they cast votes against the Reorganization. Approval of the Reorganization will occur only if a sufficient number of votes entitled to be voted at the Meeting are cast “for” that proposal.

Revocability of Proxies

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a later dated proxy or a written notice of revocation to the Existing Fund. You may also revoke a proxy by attending the Meeting and voting your shares in person. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, “for” each proposal.

Adjournments

In the event that a Quorum is not present for purposes of acting on a proposal, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, (i) the chairman or (ii) the holders of a majority of the stock present or represented by proxy (or a majority of votes cast if a quorum is present), may adjourn the meeting. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of a proposal. They will vote against any such adjournment those proxies required to be voted against a proposal and will not vote any proxies that direct them to abstain from voting on the proposals. Pursuant to Maryland General Corporation Law the Meeting may be adjourned from time to time without further notice to a date not more than 120 days

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after the Record Date and the Meeting or any adjournment thereof may be postponed prior to being convened to a date not more than 120 days after the Record Date.

The costs of any additional solicitation and of any adjourned session will be borne equally by Managers and Friess. Any proposal for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to another proposal (if any).

Methods of Voting

The solicitation of proxies by personal interview, mail and telephone may be made by officers and Directors of Brandywine Fund, Inc. and officers and employees of Friess or Friess of Delaware, their affiliates and other representatives and agents of Brandywine Fund, Inc. and representatives of broker-dealers and other financial intermediaries. Brandywine Fund, Inc. has retained D.F. King & Co., Inc. to aid in the solicitation of proxies (which is estimated to cost $75,000). Managers and Friess will pay the expenses of the Reorganization, including proxy solicitation costs and expenses of any paid solicitor, so that stockholders of the Existing Fund and shareholders of the New Fund will not bear any of these costs associated with the preparation of this Proxy Statement/Prospectus or the solicitation of proxies.

Electronic Voting. In addition to voting by mail, you may also give your voting instructions via the Internet or by touch-tone telephone by following the instructions enclosed with the proxy card.

Telephone Voting. You may give your voting instructions over the telephone by calling 1-866-210-7998. A representative of D.F. King & Co., Inc. will answer your call. When receiving your instructions by telephone, the representative will ask you for certain identifying information. If the information you provide matches the information provided to D.F. King & Co., Inc. by Brandywine Fund, Inc., then the D.F. King & Co., Inc. representative will explain the proxy process. D.F. King & Co., Inc. is not permitted to recommend to you how to vote, other than to read any recommendation included in the Proxy Statement/Prospectus. D.F. King & Co., Inc. will record your instructions and transmit them to the official tabulator.

As the Meeting date approaches, you may receive a call from a representative of D.F. King & Co., Inc. if Brandywine Fund, Inc. has not yet received your vote. The representative may ask you for authority, by telephone or by electronically transmitted instructions, to permit D.F. King & Co., Inc. to sign a proxy on your behalf. D.F. King & Co., Inc. will record all instructions it receives from stockholders by telephone or electronically, and the proxies it signs in accordance

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with those instructions, in accordance with the procedures set forth above. The Directors of Brandywine Fund, Inc. believe those procedures are reasonably designed to determine accurately a stockholder’s identity and voting instructions.

Voting by Mail or Facsimile. If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can still complete, sign and mail or fax the proxy card received with the proxy statement by following the instructions enclosed with the proxy card, or you can attend the Meeting in person.

Stockholder Proposals at Future Meetings

Brandywine Fund, Inc. does not hold annual or other regular meetings of stockholders. Stockholder proposals to be presented at any future meeting of stockholders of Brandywine Fund, Inc. must be received by Brandywine Fund, Inc. within a reasonable time before the solicitation of proxies for the meeting is made in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. Any such proposals, along with any accompanying supporting statement, should be submitted to Brandywine Fund, Inc., P.O. Box 4166, Greenville Delaware, Attention: David Marky.

Other Matters

Brandywine Fund, Inc. is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

As of July 8, 2013, there were 30,162,828.824 issued and outstanding shares of the Existing Fund. No shares of the New Fund are issued or outstanding as of the date of this Proxy Statement/Prospectus.

Interest of Certain Persons in the Transactions

Existing Fund

To the knowledge of the Existing Fund, the following are the only persons who owned of record or beneficially five percent or more of the outstanding shares of the Existing Fund, as of July 8, 2013:

Name and Address	Percentage Ownership
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept. 211 Main St San Francisco, CA 94105-1905	6.72%

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Name and Address	Percentage Ownership
National Financial Services Corp. For the Exclusive Benefit of our Customers PO Box 3908 New York, NY 10008-3908	6.43%

As of July 8, 2013, the Directors and officers of Brandywine Fund, Inc. as a group owned less than 1% of the outstanding shares of the Existing Fund.

New Fund

No shares of the New Fund were outstanding as of the date of this Proxy Statement/Prospectus.

It is expected that each of the persons listed above who owns five percent or more of the outstanding shares of the Existing Fund will own the same percentage of outstanding shares of the New Fund immediately after the consummation of the Reorganization, based on such persons’ ownership percentages as of July 8, 2013.

FINANCIAL HIGHLIGHTS

The financial highlights for the Existing Fund for the past five fiscal years are incorporated by reference from the Existing Fund’s prospectus and have been audited by PricewaterhouseCoopers LLP, whose reports along with the Existing Fund’s financial statements for such fiscal years are included in the Existing Fund’s annual report for the applicable fiscal year. The Existing Fund’s most recent annual report is incorporated by reference into the SAI relating to this Proxy Statement/Prospectus. The unaudited financial highlights for the Existing Fund for the six months ended March 31, 2013 are provided in Appendix D. All unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. In addition, all such adjustments are of a normal recurring nature.

AVAILABLE INFORMATION

The Existing Fund is currently, and the New Fund will be upon completion of its registration (which will occur prior to the closing of the Reorganization), subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Facilities

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maintained by the SEC at 100 F Street, NE, Washington, D.C. 20549 and at certain of the SEC’s regional offices. Copies of such material also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549.

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [            ], 2013, by and between Brandywine Fund, Inc., a Maryland corporation (“Brandywine Fund, Inc.”), on behalf of its class Brandywine Fund (the “Existing Fund”), Managers Trust I, a Massachusetts business trust (“Managers Trust I”), on behalf of its series Brandywine Fund (the “New Fund”), and, with respect to Sections 5, 10(l), 11(b), 15, 22(b) and 22(c) hereof, Managers Investment Group LLC, a Delaware limited liability company (“Managers”), and, with respect to Sections 5, 8, 10(k), 11(a), 15, 22(a) and 22(c) hereof, Friess Associates, LLC, a Delaware limited liability company (“Friess”), and, with respect to Section 23 hereof, Friess Associates of Delaware, LLC, a Delaware limited liability company (“Friess of Delaware”) (the Agreement and transactions contemplated hereunder for the Existing Fund and the New Fund, hereinafter called the “Reorganization”).

PLAN OF REORGANIZATION

(a)	Existing Fund will sell, assign, convey, transfer and deliver to New Fund on the Exchange Date (as defined in Section 6) all of its properties, investments and other assets, whether contingent or otherwise, existing at the Valuation Time (as defined in Section 3(c)) (the “Assets”). In consideration therefor, New Fund shall, on the Exchange Date, (i) issue and deliver to Existing Fund a number of full and fractional shares of beneficial interest of New Fund (the “New Fund Shares”), having an aggregate net asset value equal to the value of the Assets of Existing Fund transferred to New Fund on such date less the value of the Liabilities (as defined below) of Existing Fund assumed by New Fund on such date, and (ii) assume all liabilities, expenses, costs, charges and reserves of Existing Fund, whether absolute or contingent, known or unknown, accrued or unaccrued (the “Liabilities”). It is intended that the Reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

(b)	Upon consummation of the transactions described in paragraph (a) above, Existing Fund shall distribute to its stockholders of record as of the Exchange Date New Fund Shares in complete liquidation of Existing Fund, each stockholder being entitled to receive that proportion of New Fund Shares that the number of shares of common stock of Existing Fund held by such stockholder bears to the number of shares of common stock of Existing Fund outstanding on such date. Certificates representing the New Fund Shares will not be issued. All issued and outstanding shares of Existing Fund and all Existing Fund shares held in treasury will immediately thereafter be redeemed and cancelled on the books of Existing Fund.

AGREEMENT

Existing Fund and New Fund agree as follows:

1. Representations and warranties of New Fund.

Managers Trust I, on behalf of New Fund, represents and warrants to and agrees with Existing Fund that:

(a) New Fund is a duly established series of Managers Trust I, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power (or will have power after its establishment) to own all of its properties and assets and to carry out its obligations under this Agreement. Managers Trust I is qualified as a foreign association in every jurisdiction where required except to the extent that failure to so qualify would not have a material adverse effect on Managers Trust I or New Fund. Managers Trust I has and New Fund has (or will have after its establishment and effectiveness of its registration statement on Form N-1A) all necessary federal, state and local authorizations to carry on its business as an investment company and as now being conducted and to carry out this Agreement.

(b) Managers Trust I is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect, and the registration of the New Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c) Managers Trust I and New Fund are not in violation in any material respect of any provisions of Managers Trust I Agreement and Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which Managers Trust I or New Fund is a party or by which Managers Trust I or New Fund or their respective assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d) The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of Managers Trust I and by all other necessary trust action on the part of Managers Trust I and New Fund, and this Agreement constitutes the valid and binding obligation of Managers Trust I on behalf of New Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(e) There are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of Managers Trust I or New Fund, threatened against Managers Trust I in respect of New Fund or any of its properties or assets or against any person who Managers Trust I in respect of

New Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. Neither Managers Trust I nor New Fund knows of any facts or circumstances that might form the basis for the initiation of any such proceedings or investigations of or before any court or government body against Managers Trust I in respect of New Fund or any of New Fund’s properties or assets or any person whom Managers Trust I in respect of New Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. Managers Trust I in respect of New Fund is not a party to or subject to the provision of any order, decree or judgment of any court or government body which materially and adversely affects New Fund’s business or New Fund’s ability to consummate the transactions contemplated hereby. There are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of Managers Trust I or New Fund, threatened against Managers Trust I or any of its properties or assets, that are likely to have a material adverse effect on the ability of Managers Trust I or New Fund to perform their obligations under this Agreement and to consummate the transactions contemplated hereby.

(f) As of the Exchange Date, New Fund has no known liabilities of a material nature, contingent or otherwise, other than liabilities incurred pursuant to this Agreement.

(g) No consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by Managers Trust I on behalf of New Fund of the transactions contemplated by this Agreement, except such as may be required under the laws of The Commonwealth of Massachusetts, the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “H-S-R Act”).

(h) As of the effective date of the registration statement on Form N-14 of Managers Trust I on behalf of New Fund (the “Registration Statement”), the date of the meeting of the stockholders of the Existing Fund and the Exchange Date, the prospectus of New Fund and proxy statement of Existing Fund included in the Registration Statement (the “Prospectus/Proxy Statement”) and the Registration Statement including the documents contained or incorporated therein by reference, insofar as they relate to Managers Trust I or New Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this Subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished in writing by Existing Fund to New Fund specifically for use in the Registration Statement or the Prospectus/Proxy Statement and approved by an officer of Brandywine Fund, Inc. for use in the Registration Statement or the Prospectus/Proxy Statement.

(i) The registration statement of Managers Trust I on Form N-1A on behalf of New Fund, and the prospectus and statement of additional information of the New Fund included therein (collectively, the “New Fund Materials”), will conform in all material respects with the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and will not as of the effective date thereof or the Exchange Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading; provided, however, that none of the representations and warranties in this Subsection shall apply to statements in or omissions from the New Fund Materials made in reliance upon and in conformity with information furnished in writing by Existing Fund to New Fund specifically for use in the New Fund Materials and approved by an officer of Brandywine Fund, Inc. for use in the New Fund Materials, including the accuracy of performance and financial information with respect to the Existing Fund.

(j) There are no material contracts outstanding to which New Fund is a party, other than as will be disclosed in, included as exhibits in or incorporated by reference into, any of Managers Trust I’s registration statement on Form N-1A and the Registration Statement and Prospectus/Proxy Statement.

(k) New Fund was established by the trustees of Managers Trust I the (“Trustees”) in order to effect the transactions described in this Agreement. New Fund was formed solely for the purpose of consummating the Reorganization with Existing Fund, will not hold more than a nominal amount of assets necessary to facilitate its organization and will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations) between the date hereof and the Exchange Date.

(l) As of the Exchange Date, New Fund will have no shares of beneficial interest issued and outstanding prior to the consummation of the Reorganization. On and after the Exchange Date, the authorized capital of New Fund will consist of an unlimited number of shares of beneficial interest, no par value per share. The New Fund Shares to be issued to Existing Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, except as set forth in New Fund’s registration statement on Form N-1A, non-assessable by New Fund, and no shareholder of New Fund will have any preemptive right of subscription or purchase in respect thereof. Further, the issuance of such New Fund Shares will be in compliance with all applicable federal and state securities laws, including blue sky laws.

(m) As of the Exchange Date, no federal, state or other tax returns of New Fund will have been required by law to be filed and no federal, state or other taxes will be due by New Fund; New Fund will not have been required to pay any assessments; and New Fund will not have any tax liabilities. Consequently, as of the Exchange Date, New Fund will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and New Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(n) New Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company” within the meaning of Section 851 et seq. of the Code in respect of each taxable year, and will not take any action inconsistent with meeting such requirements at any time through the Exchange Date. Upon filing its first income tax return at the completion of its first taxable year, New Fund will elect to be a “regulated investment company” under Section 851 of the Code. New Fund currently is not liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. New Fund intends to comply in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and to avoid any potential material penalties that could be imposed thereunder.

(o) New Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and any state, blue sky or securities law as it may deem appropriate in order to continue its operations after the Exchange Date.

(p) Each of Managers Trust I and New Fund agrees that, for the minimum time periods specified in Section 15(f) of the 1940 Act it shall take (or refrain from taking, as the case may be) such actions as are necessary to ensure that: (i) at least seventy-five percent (75%) of the Trustees of Managers Trust I shall not be “interested persons” (as that term is defined in the 1940 Act) of New Fund’s investment adviser or the Existing Fund’s investment adviser, or any “interested person” (as that term is defined in the 1940 Act) thereof; and (ii) no “unfair burden” (as that term is defined in Section 15(f)(2)(B) of the 1940 Act) shall be imposed on New Fund.

(q) New Fund’s investment advisory agreement with Managers, the subadvisory agreement between Managers and Friess, and the sub-subadvisory agreement among Managers, Friess and Friess of Delaware have been properly approved by the Trustees pursuant to Section 15(c) of the 1940 Act.

2. Representations and warranties of Existing Fund.

Brandywine Fund, Inc., on behalf of Existing Fund, represents and warrants to and agrees with New Fund that:

(a) Existing Fund is a duly designated class of Brandywine Fund, Inc., a corporation duly incorporated and validly existing under the laws of the State of Maryland, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Brandywine Fund, Inc. is qualified as a foreign corporation in every jurisdiction where required except to the extent that failure to so qualify would not have a material adverse effect on Brandywine Fund, Inc. or Existing Fund. Each of Brandywine Fund, Inc. and Existing Fund has all necessary federal, state and local authorizations to carry on its business as an investment company and as now being conducted and to carry out this Agreement.

(b) Brandywine Fund, Inc. is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect, and the registration of its shares under the 1933 Act is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio holdings (indicating their market values) of Existing Fund for the fiscal year ended September 30, 2012, such statements and schedule having been audited by PricewaterhouseCoopers LLP, independent registered public accountants, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio holdings (indicating their market values) of Existing Fund for the six months ended March 31, 2013, have been furnished to New Fund. Such statements of assets and liabilities and schedules of investments fairly present, in all material respects, the financial condition of Existing Fund as of the dates thereof, and such statements of operations and changes in net assets fairly reflect, in all material respects, the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

(d) Except as disclosed in writing to Managers, Existing Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under the 1933 Act, the 1934 Act and the 1940 Act. Except as disclosed in writing to Managers, Existing Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under the “federal securities laws”, as such term is defined in Rule 38a-1 under the 1940 Act (other than the 1933 Act, the 1934 Act and the 1940 Act), state laws, including state blue sky laws, the U.S. Employee Retirement Income Security Act of 1974, as amended, and those of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Except as disclosed in writing to Managers, Existing Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by Brandywine Fund, Inc. with respect to Existing Fund. Except as disclosed in writing to Managers, all advertising and sales material used by Existing Fund complies in all material respects with and, since its first date of use, has complied in all material respects with the applicable requirements of the 1933 Act, the 1940 Act, the rules and regulations of the Securities and Exchange Commission (the “Commission”), and, to the extent applicable, the Conduct Rules of FINRA and any applicable state regulatory authority, except where the failure to so comply would not have a material adverse effect. All registration statements, prospectuses and statements of additional information (including the prospectuses and statement of additional information dated January 31, 2013, previously furnished to New Fund, as modified by any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof, which will be furnished to New Fund (collectively, the “Existing Fund Prospectus”)), reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by Existing Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Except as disclosed in writing to Managers, such registration statements, prospectuses, statements of additional information, the Existing Fund Prospectus, reports, proxy materials and other filings under the 1933 Act, the 1934 Act and the 1940 Act (i) are, as of the date hereof, or were, and with respect to the Existing Fund Prospectus, will be, in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder, and, (ii) do not, as of the date hereof, or did not, and with respect to the Existing Fund Prospectus, will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which such statements were made, not misleading.

(e) Except as disclosed in writing to Managers, there are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of Brandywine Fund, Inc. or Existing Fund, threatened against Brandywine Fund, Inc. in respect of Existing Fund or any of its properties or assets or against any person who Brandywine Fund, Inc. in respect of Existing

Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. Except as disclosed in writing to Managers, neither Brandywine Fund, Inc. nor Existing Fund knows of any facts or circumstances that might form the basis for the initiation of any such proceedings or investigations of or before any court or government body against Brandywine Fund, Inc. in respect of Existing Fund or any of Existing Fund’s properties or assets or any person whom Brandywine Fund, Inc. in respect of Existing Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. Except as disclosed in writing to Managers, Brandywine Fund, Inc. in respect of Existing Fund is not a party to or subject to the provision of any order, decree or judgment of any court or government body which materially and adversely affects Existing Fund’s business or Existing Fund’s ability to consummate the transactions contemplated hereby. Except as disclosed in writing to Managers, there are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of Brandywine Fund, Inc. or Existing Fund, threatened against Brandywine Fund, Inc. or any of its properties or assets, that are likely to have a material adverse effect on the ability of Brandywine Fund, Inc. or Existing Fund to perform their obligations under this Agreement and to consummate the transactions contemplated hereby.

(f) Existing Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of September 30, 2012, those incurred pursuant to this Agreement, and those incurred in the ordinary course of Existing Fund’s business as an investment company since such date. Prior to the Exchange Date, Existing Fund will advise New Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to September 30, 2012, whether or not incurred in the ordinary course of business.

(g) No consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by Existing Fund of the transactions contemplated by this Agreement, except such as may be required under the laws of the State of Maryland, the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.

(h) Existing Fund has provided New Fund with written information reasonably necessary for the preparation of the Prospectus/Proxy Statement included in the Registration Statement, in connection with the meeting of the stockholders of the Existing Fund to approve this Agreement and the transactions contemplated hereby. All such written information provided by Existing Fund to New Fund complies in all material respects with the 1933 Act, the 1934 Act and the 1940 Act. As of the effective date of the Registration Statement, the date of the meeting of the stockholders of the Existing Fund and the Exchange Date, the Prospectus/Proxy Statement and the Registration Statement including the documents contained or incorporated therein by reference and provided to New

Fund, insofar as they relate to Brandywine Fund, Inc. or Existing Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this Subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by New Fund to Existing Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(i) There are no material contracts outstanding to which Existing Fund is a party, other than as disclosed in, included as exhibits in or incorporated by reference into, any of the registration statement on Form N-1A of Existing Fund, the Existing Fund Prospectus and the Registration Statement and Prospectus/Proxy Statement.

(j) Brandywine Fund, Inc. and Existing Fund are not in violation in any material respect of any provisions Brandywine Fund, Inc.’s Articles of Incorporation or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which Brandywine Fund, Inc. or Existing Fund is a party or by which Brandywine Fund, Inc. or Existing Fund or their respective Assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(k) All issued and outstanding shares of the common stock of Existing Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and will have been issued in compliance with all applicable registration requirements of federal and state securities laws, including blue sky laws.

(l) As of the Exchange Date, (i) Existing Fund has filed or will have filed all federal, state and other tax returns or reports that are required to be filed by Existing Fund by such date (after giving effect to any extensions); (ii) all such returns were or will have been timely filed and were or will have been true, correct and complete in all material respects; and (iii) Existing Fund has timely paid or will have timely paid all federal, state or other taxes shown to be due on said returns or on any assessments received by Existing Fund. All tax liabilities of Existing Fund have been adequately provided for on its books, and to the knowledge of Existing Fund, no tax deficiency or liability of Existing Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Existing Fund will not be under any audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m) Existing Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company” within the meaning of Section 851 et seq. of the Code in respect of each taxable year since the commencement of operations, and will continue meeting such requirements at all times through the Exchange Date. Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. Existing Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of common stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder.

(n) At both the Valuation Time (as defined below) and the Exchange Date (as defined below), Existing Fund will have full right, power and authority to sell, assign, transfer and deliver the Assets and Liabilities of Existing Fund to be transferred to New Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Assets and Liabilities as contemplated by this Agreement, New Fund will acquire the Assets and Liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof (except for such restrictions as previously disclosed to New Fund by Existing Fund).

(o) Existing Fund has not been granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such taxes or tax return, except as otherwise disclosed in writing to New Fund.

(p) Existing Fund has not previously been a party to a tax-free reorganization under the Code.

(q) No registration under the 1933 Act of any of the Investments (as defined below) would be required if they were, as of the time of such transfer, the subject of a public distribution by either of New Fund or Existing Fund, except as previously disclosed to New Fund by Existing Fund.

(r) Existing Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

(s) The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of Brandywine Fund, Inc. and by all other necessary corporate action on the part of Brandywine Fund, Inc. and Existing Fund, other than stockholder approval as required by Section 7 hereof, and subject to such stockholder approval, this Agreement constitutes the valid and binding obligation of Existing Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(t) The New Fund Shares to be issued to Existing Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Existing Fund stockholders as provided in Section 4(d).

(u) On or prior to the Exchange Date, Existing Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing (i) all of the excess (if any) of (a) Existing Fund’s interest income excludable from gross income under Section 103(a) of the Code, if any, over (b) Existing Fund’s deductions disallowed under Sections 265 or 171(a)(2) of the Code, (ii) all of Existing Fund’s investment company taxable income as defined in Section 852 of the Code, if any, and (iii) all of Existing Fund’s net capital gain, if any, after reduction by any capital loss carryover; the amounts in (i), (ii) and (iii) shall in each case be computed without regard to any deduction for dividends paid, and shall include amounts for both (x) Existing Fund’s taxable year ending September 30, 2013, and (y) any prior taxable year of Existing Fund, to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code.

3. Reorganization.

(a) Subject to the requisite approval of the stockholders of Existing Fund and to the other terms and conditions contained herein, Existing Fund agrees to sell, assign, convey, transfer and deliver to New Fund, and New Fund agrees to acquire from Existing Fund, on the Exchange Date, the Assets of Existing Fund in exchange for that number of New Fund Shares provided for in Section 4 and the assumption by New Fund of the Liabilities of Existing Fund. Pursuant to this Agreement, Existing Fund will, as soon as practicable after the Exchange Date, distribute all of the New Fund Shares received by it to the stockholders of Existing Fund, in complete liquidation of Existing Fund.

(b) Existing Fund will pay or cause to be paid to New Fund any interest, cash or such dividends, rights and other payments received by Existing Fund on or after the Exchange Date with respect to the Assets of Existing Fund received by New Fund on or after the Exchange Date. Any such distribution shall be deemed included in the Assets transferred to New Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the Assets of Existing Fund acquired by New Fund.

(c) The Valuation Time shall be at the close of business of the New York Stock Exchange on September 30, 2013, or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the “Valuation Time”). For the avoidance of doubt, New Fund acknowledges that Existing Fund reserves the right to sell any of its Assets before the Valuation Time, as it deems necessary or appropriate in the ordinary course of its operations.

(d) New Fund shall cause Managers to deliver to Existing Fund on the date of the Valuation Time a copy of a valuation report, prepared as of the Valuation Time, in respect of the Investments of Existing Fund, which report shall be prepared in accordance with the procedures that New Fund will use in determining the net asset value of New Fund Shares and that will be disclosed in the registration statement on Form N-1A for New Fund (“New Fund Valuation Procedures”). As used in this Agreement, the term “Investments” shall mean Existing Fund’s investments and cash holdings shown on the schedule of its investments as of September 30, 2012 referred to in Section 2(c) hereof, as supplemented with such changes as Existing Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

(e) Any transfer taxes payable upon the issuance of New Fund Shares in a name other than the registered holder of the New Fund Shares on the books of Existing Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such New Fund Shares are to be issued and transferred.

(f) Existing Fund will, at least 30 business days before the Exchange Date, furnish Managers Trust I, in respect of New Fund, with a list of the then-held securities of Existing Fund being fair valued by Existing Fund or its administrator or being valued based on broker-dealer quotes obtained by Existing Fund or its administrator. At least 20 business days before the Exchange Date, Managers Trust I, on behalf of New Fund, will advise Existing Fund of any such Assets held by Existing Fund identified on such list that Managers Trust I reasonably believes could affect the parties’ ability to consummate the Reorganization in accordance with this Agreement, or are otherwise not consistent with the requirements of applicable law. Under such circumstances, to the extent practicable, Existing Fund, if requested in writing by Managers Trust I, on behalf of New Fund and to the extent permissible and consistent with Existing Fund’s investment objectives and policies, will dispose of such Assets before the Valuation Time; provided, the parties agree that no such sales shall be made until the Reorganization has been approved by the requisite vote of Existing Fund’s outstanding voting securities in accordance with the provisions of Brandywine Fund, Inc.’s Articles of Incorporation and Bylaws. Notwithstanding the foregoing, nothing in this Subsection shall require Existing Fund to dispose of such Assets, if, in the reasonable judgment of the Board of Directors of Brandywine Fund, Inc. or

Friess, such disposition could adversely affect the status of the Reorganization of Existing Fund as a “reorganization” within the meaning of Section 368(a) of the Code.

4. Exchange Date; Valuation Time.

On the Exchange Date, simultaneously New Fund will deliver to Existing Fund the number of full and fractional New Fund Shares having an aggregate net asset value equal to the value of the Assets of Existing Fund transferred to New Fund on such date less the value of the Liabilities of Existing Fund assumed by New Fund on that date.

(a) The net asset value of the New Fund Shares to be delivered to Existing Fund, the value of the Assets of the Existing Fund to be transferred to the New Fund and the value of the Liabilities of the Existing Fund to be assumed by New Fund shall in each case be determined as of the Valuation Time.

(b) The net asset value of the New Fund Shares shall be computed and the value of the Assets and Liabilities of the Existing Fund shall be determined by New Fund, in cooperation with Existing Fund, pursuant to the New Fund Valuation Procedures and otherwise in accordance with the regular practice of Managers Trust I and its agents for calculating the net asset value of the series of Managers Trust I shares of beneficial interest. No sales load, contingent deferred sales charge, commission or other transactional fee will be charged as a result of the Reorganization.

(c) On the Exchange Date, New Fund shall assume the Liabilities of Existing Fund.

(d) Existing Fund shall distribute the New Fund Shares to the shareholders of Existing Fund by furnishing written instructions to New Fund’s transfer agent, which will, as soon as practicable, set up open accounts for each stockholder of Existing Fund in accordance with written instructions furnished by Existing Fund. With respect to any Existing Fund stockholder holding share certificates as of the Exchange Date, if any, New Fund will not permit such stockholder to receive dividends and other distributions on the New Fund Shares (although such dividends and other distributions shall be credited to the account of such stockholder), or pledge such New Fund Shares until such stockholder has surrendered his or her outstanding Existing Fund certificates or, in the event of lost, stolen, or destroyed certificates, posted adequate bond. In the event that a stockholder shall not be permitted to receive dividends and other distributions on the New Fund Shares as provided in the preceding sentence, New Fund shall pay any such dividends or distributions in additional shares, notwithstanding any election such stockholder shall have made previously with respect to the payment, in cash or otherwise, of dividends and distributions on shares of Existing Fund. Existing Fund will, at its expense, request the stockholders of Existing Fund to surrender their outstanding Existing Fund share certificates (if any), or post adequate bond, as the case may be.

(e) Each of Brandywine Fund, Inc. and Managers Trust I shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of Liabilities and liquidation contemplated in this Agreement.

(f) As soon as practicable after the Exchange Date, Brandywine Fund, Inc. shall file an application pursuant to Section 8(f) of the 1940 Act, for an order declaring that it has ceased to be an investment company and, upon receipt of such order, shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under the laws of the State of Maryland. After the Exchange Date, Brandywine Fund, Inc. shall not conduct any business except in connection with its dissolution.

5. Expenses, fees, etc.

Managers and Friess shall bear equally the costs, fees and expenses incurred by Managers, Managers Trust I, Friess, Brandywine Fund, Inc. and Existing Fund in connection with the preparation and filing of the Registration Statement, registration of New Fund Shares pursuant to the Registration Statement, and delivery of and solicitation of approval of Existing Fund stockholders to the Reorganization pursuant to the Prospectus/Proxy Statement including, without limitation, printing and mailing fees, fees of accountants and attorneys and the costs of holding the Existing Fund’s shareholder meetings and soliciting proxies (such cost, fees and expenses to be referred to as “Expenses”). In addition, Managers and Friess shall bear equally the costs, fees and expenses incurred by Friess and Brandywine Fund, Inc. in connection with the run-off liability insurance coverage contemplated by Section 10(k). Also, Managers and Friess shall bear equally all costs, fees, and expenses incurred in connection with the organization and initial registration of the New Fund and the registration in connection with the Reorganization of shares of the New Fund to be offered following Reorganization, including without limitation, the New Fund Materials filed with the SEC in connection with the Reorganization, other than those relating to the Existing Fund’s annual report for the fiscal year ended September 30, 2013, which shall be borne by the Existing Fund. Expenses shall be borne on an “as incurred” basis by Managers and Friess. Each party, upon closing, shall present to the other party an itemized invoice evidencing its Expenses. The total of the invoices shall be calculated divided by two and to the extent one party has paid more than the other, that party shall be reimbursed by the other party so that each party has paid half of the total amount of Expenses. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of New Fund or Existing Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code. In the event the transactions contemplated by this Agreement are not consummated for any reason, the parties nonetheless shall bear the costs, fees and expenses in the manner provided in this Subsection.

6. Exchange Date.

Delivery of the Assets of Existing Fund to be transferred, assumption of the Liabilities of Existing Fund to be assumed and the delivery of the New Fund Shares to be issued shall be made at the offices of Managers, 800 Connecticut Avenue, Norwalk, Connecticut 06854, at 7:30 A.M. on the next full business day following the Valuation Time, or at such other time and date agreed to by New Fund and Existing Fund, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.”

7. Stockholder approval; dissolution.

(a) Brandywine Fund, Inc., on behalf of Existing Fund, agrees to solicit the consent of the stockholders of Existing Fund, as soon as is practicable after the effective date of the Registration Statement and accompanying Prospectus/Proxy Statement for the purpose of approving the matters contemplated by this Agreement.

(b) Existing Fund agrees that the liquidation and dissolution of Existing Fund will be effected in the manner provided in the Articles of Incorporation of Brandywine Fund, Inc. in accordance with applicable law and that on and after the Exchange Date, Existing Fund shall not conduct any business except in connection with its liquidation and dissolution.

8. Tax Matters.

(a) Existing Fund or Friess will deliver to New Fund copies of all relevant tax books and records and will otherwise reasonably cooperate with New Fund in connection with (i) the preparation and filing of tax returns for Existing Fund and/or New Fund for tax periods ending on or before September 30, 2014, and (ii) the declaration and payment of any dividend or dividends, including pursuant to Section 855 of the Code, for purposes of making distributions of Existing Fund’s or New Fund’s, as applicable, (x) investment company taxable income (if any), net tax-exempt income (if any), and net capital gains (if any) in respect of a taxable year of Existing Fund or New Fund ending on or before September 30, 2014 of an amount or amounts sufficient for the Existing Fund or New Fund, as applicable, to qualify for treatment as a regulated investment company under Subchapter M of the Code and to otherwise avoid the incurrence of any fund-level federal income taxes for any such taxable year and (y) ordinary income and capital gain net income in an amount or amounts sufficient to avoid the incurrence of any fund-level federal excise taxes under Section 4982 of the Code for the calendar year ending December 31, 2013, in each case without any additional consideration therefor; it being understood that such books and records shall remain the property of and may be retained by Brandywine Fund, Inc. following the provision of such copies thereof to New Fund.

(b) In addition to Existing Fund’s obligations with respect to tax returns or reports described in paragraph 2(l) above, if a federal, state or other tax return or report of Existing Fund with respect to the Existing Fund’s taxable year ending on September 30, 2013 (each, a “September 2013 Tax Return”) is due after the Exchange Date (after giving effect to any properly made extension), Friess shall prepare such September 2013 Tax Return in such a manner so that the return is true, correct and complete. In addition, no later than thirty (30) days prior to such a September 2013 Tax Return’s due date (after giving effect to any properly made extension), (i) Friess shall provide New Fund with a copy of such September 2013 Tax Return, as proposed to be filed with the applicable tax authority, and notify New Fund of any taxes or other fees or assessments (if any) proposed to be shown as due and payable on said September 2013 Tax Return, and (ii) Friess shall make any changes to such September 2013 Tax Return as New Fund may reasonably request, including, but not limited to, in respect of the amount of any taxes or other fees or assessments (if any) proposed to be shown as due and payable on such September 2013 Tax Return and the amount of any “spillback” dividend election proposed to be made pursuant to Section 855 of the Code, provided any such changes are agreed to by PricewaterhouseCoopers, LLP. Friess will timely file any such September 2013 Tax Return with the applicable tax authority, and pay (or cause to be paid) any and all taxes or other fees or assessments shown to be due and payable on any such September 2013 Tax Return.

9. Conditions of New Fund’s obligations.

The obligations of New Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by (i) the affirmative vote of at least a majority of the directors of Brandywine Fund, Inc. (the “Directors”) (including a majority of those Directors who are not “interested persons” of Brandywine Fund, Inc., as defined in Section 2(a)(19) of the 1940 Act); and (ii) the requisite vote of Existing Fund’s outstanding voting securities in accordance with the 1940 Act and the provisions of Brandywine Fund, Inc.’s Articles of Incorporation and Bylaws, at a meeting of Existing Fund’s stockholders called for the purpose of acting on the matters set forth in the Prospectus/Proxy Statement.

(b) That Existing Fund shall have furnished to New Fund a statement of Existing Fund’s Assets and Liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs (bases) (including any adjustments thereto), all as of the Valuation Time, certified on Existing Fund’s behalf by Brandywine Fund, Inc.’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Existing Fund since September 30, 2012, other than changes in the Investments and other assets and properties since that date, changes in the market value of the Investments and other assets of Existing Fund, changes due to net redemptions or changes due to dividends paid or losses from operations. Existing Fund also shall have furnished to New Fund any such other evidence as to the tax cost (basis) (including any adjustments thereto) of Existing Fund’s Investments as New Fund may reasonably request.

(c) That Brandywine Fund, Inc., on behalf of Existing Fund, shall have furnished to New Fund a statement, dated the Exchange Date, signed on behalf of Existing Fund by Brandywine Fund, Inc.’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Brandywine Fund, Inc. and Existing Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Brandywine Fund, Inc. and Existing Fund have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to each of such dates.

(d) That, as of the Exchange Date, there shall not be any material litigation pending or threatened against Brandywine Fund, Inc. or Existing Fund that would seek to enjoin or otherwise prevent or materially delay the transactions contemplated by this Agreement.

(e) That New Fund shall have received in form satisfactory to New Fund and dated the Exchange Date, an opinion of Foley & Lardner LLP (or, if Foley & Lardner LLP declines to render such opinion, an opinion of another nationally recognized law firm) (which opinion will be subject to certain qualifications satisfactory to New Fund) substantially to the effect that (i) Brandywine Fund, Inc. is a corporation duly incorporated and validly existing under the laws of the State of Maryland and that Existing Fund is a validly designated class thereof, (ii) this Agreement has been duly authorized, executed, and delivered by Brandywine Fund, Inc., on behalf of Existing Fund, and, assuming due authorization, execution and delivery of this Agreement by Managers Trust I, on behalf of New Fund, and assuming that the Prospectus/Proxy Statement complies with the 1933 Act, the 1934 Act and the 1940 Act, is a valid and binding obligation of Existing Fund, (iii) Existing Fund has the corporate power to sell, assign, convey, transfer and deliver the Assets contemplated hereby, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Brandywine Fund, Inc.’s Articles of Incorporation, as amended, or Bylaws, as amended, or any provision of any agreement known to such counsel (each such agreement an “Existing Fund Agreement”) to which Brandywine Fund, Inc. or Existing Fund is a party or by which either of them is bound, it being understood that with respect to investment restrictions as contained in Brandywine Fund, Inc.’s Articles of Incorporation, Bylaws, and the Existing Fund Prospectus, and also with respect to a listing of all Existing Fund Agreements, such counsel may reasonably rely upon a certificate of an officer of Brandywine Fund, Inc. whose responsibilities include advising Brandywine Fund, Inc. and Existing Fund with respect to such matters, and (v) to such counsel’s knowledge (without any independent investigation or inquiry), no consent, approval, authorization or order of any Maryland or federal court or governmental authority is required to be made or obtained by Brandywine Fund, Inc. on behalf of Existing Fund, in connection with the execution and delivery of this Agreement by Brandywine Fund, Inc. on behalf of Existing Fund, or the performance of Brandywine Fund, Inc. on behalf of Existing Fund, of its obligations hereunder, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act. In connection with the foregoing, it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of Brandywine Fund, Inc.

(f) That New Fund shall have received in form satisfactory to New Fund and dated the Exchange Date, an opinion of Ropes & Gray LLP (or, if Ropes & Gray LLP declines to render such opinion, an opinion of another nationally recognized law firm) (which opinion will be subject to certain qualifications satisfactory to New Fund) substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and Existing Fund and New Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) under Section 1032 of the Code, no gain or loss will be recognized by New Fund upon receipt of the Assets of Existing Fund in exchange for New Fund Shares and the assumption by New Fund of the Liabilities of Existing Fund pursuant to this Agreement, (iii) under Section 362(b) of the Code, the basis in the hands of New Fund of the Assets of Existing Fund transferred to New Fund in the Reorganization will be the same as the basis of such Assets in the hands of Existing Fund immediately prior to the transfer, (iv) under Section 1223(2) of the Code, the holding periods of the Assets of Existing Fund in the hands of New Fund will include the periods during which such Assets were held or treated for federal income tax purposes as held by Existing Fund, (v) under Section 361 of the Code, no gain or loss will be recognized by Existing Fund upon the transfer of its Assets to New Fund in exchange for the New Fund Shares and the assumption by New Fund of the Liabilities of Existing Fund, or upon the distribution of the New Fund Shares by Existing Fund to its stockholders in liquidation, pursuant to this Agreement, (vi) under Section 354 of the Code, no gain or loss will be recognized by Existing Fund’s stockholders upon the exchange of their shares of Existing Fund for New Fund Shares, (vii) under Section 358 of the Code, the aggregate basis of the New Fund Shares a stockholder of Existing Fund receives in connection with the Reorganization will be the same as the aggregate basis of such stockholder’s Existing Fund shares exchanged therefor, (viii) under Section 1223(1) of the Code, Existing Fund stockholder’s holding period for the New Fund Shares will include the period during which such stockholder held or is treated for federal income tax purposes as having held the Existing Fund shares exchanged therefor, provided that the stockholder held such Existing Fund shares as capital assets, and (ix) New Fund will succeed to and take into account the items of Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder. The opinion will be based on factual certifications made by officers of Existing Fund and New Fund, and on customary assumptions.

(g) That the Assets of Existing Fund to be acquired by New Fund will include no Assets which New Fund may not properly acquire, by reason of charter limitations or of investment restrictions disclosed in the New Fund Materials in effect on the Exchange Date.

(h) That New Fund shall have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the “FTC”) and the Department of Justice (the “Department”) such order or orders necessary under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act to consummate the transactions contemplated hereby, and that all such orders shall be in full force and effect.

(i) That all actions taken by Existing Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto, shall be reasonably satisfactory in form and substance to New Fund.

(j) That Existing Fund’s custodian shall have delivered to New Fund a certificate identifying all of the Assets of Existing Fund held by such custodian as of the Valuation Time.

(k) That Existing Fund’s transfer agent shall have provided to New Fund (i) the originals or true copies of all of the records of Existing Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of Existing Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such stockholder.

(l) That all of the issued and outstanding shares of common stock of Existing Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws and, to the extent that any audit of the records of Existing Fund or its transfer agent by New Fund or its agents shall have revealed otherwise, either (i) Existing Fund shall have taken all actions that, in the opinion of New Fund or its counsel are necessary to remedy any prior failure on the part of Existing Fund to have offered for sale and sold such shares in conformity with such laws or (ii) Existing Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of New Fund in amounts sufficient and upon terms satisfactory, in the opinion of New Fund or its counsel, to indemnify New Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of Existing Fund to have offered and sold such shares in conformity with such laws.

(m) That Existing Fund shall have executed and delivered to New Fund an instrument of transfer dated as of the Exchange Date pursuant to which Existing Fund will assign, transfer and convey the Assets to New Fund on the Exchange Date, as valued in accordance with Section 4 of this Agreement, in connection with the transactions contemplated by this Agreement.

(n) That New Fund shall have received a certificate dated the Exchange Date from the principal executive officer and principal financial officer, or persons performing similar functions, of Brandywine Fund, Inc. to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of Brandywine Fund, Inc. have concluded that, based on their evaluation of the effectiveness of Brandywine Fund, Inc.’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by Brandywine Fund, Inc. on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, and that there have been no changes in Brandywine Fund, Inc.’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred since October 1, 2012 that have materially affected, or are reasonably likely to materially affect, Brandywine Fund, Inc.’s internal control over financial reporting.

(o) That the Registration Statement and the registration statement of New Fund on Form N-1A shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Managers Trust I or the New Fund, threatened (and, in each case, not subsequently withdrawn) by the Commission.

(p) That the Reorganization of Existing Fund and the reorganizations of each of Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund, each a class of Brandywine Blue Fund, Inc., into two new corresponding series of Managers Trust I shall be simultaneously consummated.

(q) That the transactions contemplated by the Transfer Agreement, dated as of June 12, 2013, by and among Friess, Friess of Delaware, Affiliated Managers Group, Inc. and the management of Friess and of Friess of Delaware (the “Transfer Agreement”) shall be simultaneously consummated.

10. Conditions of Existing Fund’s obligations.

The obligations of Existing Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by (i) the affirmative vote of at least a majority of the Trustees of Managers Trust I (including a majority of those Trustees who are not “interested persons” of Managers Trust I, as defined in Section 2(a)(19) of the 1940 Act); and (ii) the requisite vote of Existing Fund’s outstanding voting securities in accordance with the 1940 Act and the provisions of Brandywine Fund, Inc.’s Articles of Incorporation and Bylaws, at a meeting of Existing Fund’s stockholders called for the purpose of acting on the matters set forth in the Prospectus/Proxy Statement.

(b) That Managers Trust I, on behalf of New Fund, shall have executed and delivered to Existing Fund an assumption of liabilities instrument dated as of the Exchange Date pursuant to which New Fund will assume the Liabilities of Existing Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

(c) That Managers Trust I, on behalf of New Fund, shall have furnished to Existing Fund a statement, dated the Exchange Date, signed on behalf of New Fund by Managers Trust I’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and the Exchange Date all representations and warranties of Managers Trust I and New Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Managers Trust I and New Fund have complied in all material respects with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to each of such dates.

(d) That, as of the Exchange Date, there shall not be any material litigation pending or threatened against Managers Trust I or New Fund that would seek to enjoin or otherwise prevent or materially delay the transactions contemplated by this Agreement.

(e) That Existing Fund shall have received in form satisfactory to Existing Fund and dated the Exchange Date, an opinion of Ropes & Gray LLP (or, if Ropes & Gray LLP declines to render such opinion, an opinion of another nationally recognized law firm) (which opinion will be subject to certain qualifications satisfactory to Existing Fund), substantially to the effect that (i) Managers Trust I is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts and that New Fund is a validly established series thereof, (ii) this Agreement has been duly authorized, executed, and delivered by Managers Trust I, on behalf of New Fund, and, assuming due authorization, execution and delivery of this Agreement by Brandywine Fund, Inc., on behalf of Existing Fund, is a valid and binding obligation of New Fund, (iii) the New Fund Shares to be delivered to Existing Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, except as set forth in Managers Trust I’s registration statement, non-assessable by New Fund, and no shareholder of New Fund has any preemptive right to subscription or purchase in respect thereof, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Managers Trust I’s Agreement and Declaration of Trust, as amended, or Bylaws, as amended, or any provision of any agreement known to such counsel (each such agreement, a “New Fund Agreement”) to which Managers Trust I or New Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Managers Trust I’s Agreement and Declaration of Trust, Bylaws, then current prospectus or statement of additional information and also with respect to a listing of all New Fund Agreements, such counsel may reasonably rely upon a certificate of an officer of Managers Trust I whose responsibility it is to advise Managers Trust I and New Fund with respect to such matters, and (v) no consent, approval, authorization or order of any Commonwealth of Massachusetts or federal court or governmental authority is required to be made or obtained by Managers Trust I on behalf of New Fund in connection with the execution and delivery of this Agreement by Managers Trust I on behalf of New Fund, or the performance of Managers Trust I on behalf of New Fund of its obligations hereunder, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act.

(f) That Existing Fund shall have received in form satisfactory to Existing Fund and dated the Exchange Date, an opinion of Ropes & Gray LLP (or, if Ropes & Gray LLP declines to render such opinion, an opinion of another nationally recognized law firm) (which opinion will be subject to certain qualifications satisfactory to Existing Fund) substantially to the effect that, on the basis of the existing provisions of the Code, Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and Existing Fund and New Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) under Section 1032 of the Code, no gain or loss will be recognized by New Fund upon receipt of the Assets of Existing Fund in exchange for New Fund Shares and the assumption by New Fund of the Liabilities of Existing Fund pursuant to this Agreement, (iii) under Section 362(b) of the Code, the basis in the hands of New Fund of the Assets of Existing Fund transferred to New Fund in the Reorganization will be the same as the basis of such Assets in the hands of Existing Fund immediately prior to the transfer, (iv) under Section 1223(2) of the Code, the holding periods of the Assets of Existing Fund in the hands of New Fund will include the periods during which such Assets were held or treated for federal income tax purposes as held by Existing Fund, (v) under Section 361 of the Code, no gain or loss will be recognized by Existing Fund upon the transfer of its Assets to New Fund in exchange for the New Fund Shares and the assumption by New Fund of the Liabilities of Existing Fund, or upon the distribution of the New Fund Shares by Existing Fund to its stockholders in liquidation, pursuant to this Agreement, (vi) under Section 354 of the Code, no gain or loss will be recognized by Existing Fund’s stockholders upon the exchange of their shares of Existing Fund for New Fund Shares, (vii) under Section 358 of the Code, the aggregate basis of the New Fund Shares an Existing Fund stockholder receives in connection with the Reorganization will be the same as the aggregate basis of such stockholder’s Existing Fund shares exchanged therefor, (viii) under Section 1223(1) of the Code, an Existing Fund stockholder’s holding period for the New Fund Shares will include the period during which such stockholder held or is treated for federal income tax purposes as having held the Existing Fund shares exchanged therefor, provided that the stockholder held such Existing Fund shares as capital assets, and (ix) New Fund will succeed to and take into account the items of Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder. The opinion will be based on factual certifications made by officers of Existing Fund and New Fund, and on customary assumptions.

(g) That all actions taken by or on behalf of New Fund as specifically required by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to Existing Fund and Foley & Lardner LLP.

(h) That the Registration Statement and the registration statement of New Fund on Form N-1A shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Brandywine Fund, Inc. or Existing Fund, threatened (and, in each case, not subsequently withdrawn) by the Commission.

(i) That Existing Fund shall have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders necessary under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act to consummate the transactions contemplated hereby, and that all such orders shall be in full force and effect.

(j) At least 30 days before the Valuation Time, New Fund shall have provided to Existing Fund a copy of the New Fund Valuation Procedures.

(k) That Friess shall have arranged for run-off liability insurance coverage for each of (i) the current Directors and officers of Brandywine Fund, Inc., and (ii) the former Directors and officers of Brandywine Fund, Inc. that have served within six years of the Exchange Date, for a period of six years commencing on the Exchange Date and at least at the same levels (i.e., the same coverage amounts and deductibles) and on substantially the same terms as the liability insurance Brandywine Fund, Inc. currently maintains for the Directors and officers of Brandywine Fund, Inc. at no additional expense to the Directors of Brandywine Fund, Inc. or Existing Fund. Such run-off liability insurance shall be in full force and effect on and after the Exchange Date.

(l) That Managers shall have entered into an expense limitation agreement with Managers Trust I in respect of New Fund in the form attached as an exhibit to the registration statement amendment of Managers Trust I filed on Form N-1A relating to the New Fund, such agreement to be in effect for a term of no less than two calendar years from the Exchange Date.

(m) That the Reorganization of Existing Fund and the reorganizations of each of Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund, each a class of Brandywine Blue Fund, Inc., into two new corresponding series of Managers Trust I shall be simultaneously consummated.

(n) That the transactions contemplated by the Transfer Agreement shall be simultaneously consummated.

11. Indemnification.

(a) Friess will indemnify and hold harmless Managers Trust I, its Trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Brandywine Fund, Inc. or Existing Fund contained in the Registration Statement or Prospectus/Proxy Statement or any amendment or supplement to any of the foregoing, in each case, that is provided in writing by Friess, Brandywine Fund, Inc. or Existing Fund for inclusion in the Registration Statement or the Prospectus/Proxy Statement, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Brandywine Fund, Inc. or Existing Fund required to be stated therein or necessary to make the statements relating to Brandywine Fund, Inc. or Existing Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Friess. The Indemnified Parties will notify Friess in writing within ten business days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 11(a). Friess shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 11(a), or, if it so elects, to assume at its expense by counsel reasonably satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if Friess elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Friess’ obligation under this Section 11(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that Friess will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 11(a) without the necessity of the Indemnified Parties first paying the same.

(b) Managers will indemnify and hold harmless Brandywine Fund, Inc., its Directors and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Managers Trust I or New Fund contained in the Registration Statement or Prospectus/Proxy Statement, or any amendment or supplement to any of the foregoing, other than those provided in writing by Friess, Brandywine Fund, Inc. or Existing Fund for inclusion in the Registration Statement or the Prospectus/Proxy Statement, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Managers Trust I or New Fund required to be stated therein or necessary to make the statements relating to Managers Trust I or New Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Managers. The Indemnified Parties will notify Managers in writing within ten business days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 11(b). Managers shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 11(b), or, if it so elects, to assume at its expense by counsel reasonably satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if Managers elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Managers’ obligation under this Section 11(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that Managers will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 11(b) without the necessity of the Indemnified Parties first paying the same.

12. No broker or finder.

Each of Existing Fund and New Fund represents that there is no person who has dealt with it, or Brandywine Fund, Inc. or Managers Trust I, as applicable, who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

13. Termination.

Existing Fund and New Fund may, by mutual consent of the Board of Directors of Brandywine Fund, Inc. and the Board of Trustees of Managers Trust I on behalf of Existing Fund and New Fund, respectively, terminate this Agreement. Existing Fund or New Fund, after consultation with counsel and by consent of its Directors/Trustees or an officer authorized by such Directors/Trustees, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by June 13, 2014, this Agreement shall automatically terminate on that date unless a later date is agreed to by Existing Fund and New Fund. This Agreement shall automatically terminate upon termination of the Transfer Agreement prior to the consummation of the transactions contemplated thereby.

14. Covenants, etc.

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. Sole agreement; amendments.

This Agreement together with the Transfer Agreement and all documents and agreements referred to herein and therein supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof and constitutes the only understanding with respect to such subject matter. This Agreement may not be amended, nor waiver granted, except by a letter of agreement signed by each party hereto (including Friess and Managers, solely with respect to any amendments or waivers to the sections identified on the signature page to this Agreement with respect to Friess or Managers, as the case may be); provided, however, that there shall not be any amendment that by law requires approval by shareholders of a party without obtaining such approval.

16. Governing law.

This Agreement shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts without giving effect to the choice of law provisions therein; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

17. Massachusetts business trust.

A copy of the Agreement and Declaration of Trust, as amended, of Managers Trust I is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by or on behalf of the Trustees of Managers Trust I on behalf of New Fund as Trustees and not individually, and that the obligations of this instrument are not binding upon any of the Trustees or officers of Managers Trust I or shareholders of New Fund individually, but are binding only upon the assets and property of New Fund.

18. Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

19. Notices.

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by facsimile,

courier or certified mail addressed to Brandywine Fund, Inc. at 3711 Kennett Pike Greenville, Delaware 19807 (Attention: David Marky) and to Managers Trust I at 800 Connecticut Avenue, Norwalk, CT 06854 (Attention: Don Rumery), with a copy to Michael Ponder at 800 Connecticut Avenue, Norwalk, CT 06854.

20. Recourse.

All persons dealing with Existing Fund or New Fund must look solely to the property of such Fund for the enforcement of any claims against such Fund, as the trustees, directors, officers, agents, stockholders and shareholders of either such Fund and the other class of Brandywine Fund, Inc. and the other series of Managers Trust I do not assume any liability for obligations entered into on behalf of any of the Existing Fund or New Fund.

21. Headings.

The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

22. Further Assurances.

(a) Friess shall represent and warrant to Brandywine Fund, Inc., on behalf of Existing Fund, and to Managers Trust I, on behalf of New Fund, that the execution, delivery and performance of this Agreement will have been duly authorized prior to the Exchange Date by all necessary action, if any, on the part of Friess, and this Agreement will constitute a valid and binding obligation of Friess, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(b) Managers shall represent and warrant to Managers Trust I, on behalf of New Fund, and to Brandywine Fund, Inc., on behalf of Existing Fund, that the execution, delivery and performance of this Agreement will have been duly authorized prior to the Exchange Date by all necessary action, if any, on the part of Managers, and this Agreement will constitute a valid and binding obligation of Managers, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(c) Each of Brandywine Fund, Inc., Friess, Managers Trust I, and Managers shall use its reasonable best efforts in good faith to take or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable law, so as to permit the consummation of the transactions contemplated by this Agreement as promptly as practicable and otherwise to enable consummation of the transactions contemplated by this Agreement, and shall cooperate fully with one another to that end.

23. Guarantor.

Friess of Delaware hereby unconditionally guaranties all of the obligations of Friess under this Agreement, including, but not limited to, payment in full in cash when due and payable of all of the obligations of Friess under Sections 5, 8, 10(k), 11(a), 15, 22(a) and 22(c) hereof (the “Friess Obligations”). This obligation is in no way conditional or contingent. In case any Friess Obligation shall not have been performed in full when so due, or in case any such Friess Obligation is avoided, returned or reduced at any time on account of any law relating to the insolvency, liquidation or reorganization of Friess or for any other reason, Friess of Delaware will promptly, upon receipt of written notice from any other party hereto, fulfill the outstanding Friess Obligations hereunder, and the other parties hereto shall have no obligation to proceed first against Friess.

The Remainder of this Page Left Intentionally Blank.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

Brandywine Fund, Inc., on behalf of its class, Brandywine Fund

By:
Name:
Title:

Managers Trust I, on behalf of its series, Brandywine Fund

By:
Name: Donald S. Rumery
Title: Treasurer

Solely for purposes of Sections 5, 10(l), 11(b), 15, 22(b) and 22(c), Managers Investment Group LLC

By:
Name: Keitha Kinne
Title: Managing Partner

Solely for purposes of Sections 5, 8, 10(k), 11(a), 15, 22(a) and 22(c), Friess Associates, LLC

By:
Name:
Title:

Solely for purposes of Section 23, Friess Associates of Delaware, LLC

By:
Name:
Title:

APPENDIX B

COMPARISON OF INVESTMENT RESTRICTIONS

Comparative Information on Fundamental Investment Restrictions of Existing Fund and New Fund

Brandywine Fund and New Brandywine Fund

Subject Matter of Restriction	Brandywine Fund	New Brandywine Fund
Borrowing and Senior Securities	Brandywine Fund may not borrow money or issue senior securities, except for temporary bank borrowings for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its net assets, and Brandywine Fund will not pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of the Fund’s net assets. Brandywine Fund will not purchase securities while it has any outstanding borrowings.

May borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Subject Matter of Restriction	Brandywine Fund	New Brandywine Fund
Lending	Brandywine Fund will not lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements provided that repurchase agreements maturing in more than seven days plus all other illiquid securities do not exceed 10% of the Fund’s total assets) and the Fund will not lend its portfolio securities.	May lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Diversification	Brandywine Fund will limit its purchases of securities of any issuer (other than the United States or an instrumentality of the United States) in such a manner that it will satisfy at all times the requirements of Section 5(b)(1) of the 1940 Act (i.e., that at least 75% of the value of its total assets is represented by cash and cash items including receivables, U.S. government securities, securities of other investment companies, and other securities for the purpose of the foregoing limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.)	May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or under regulatory guidance or interpretations of such Act, rules or regulations.

Industry Concentration	Brandywine Fund will not concentrate 25% or more of the value its total assets determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies engaged in the same industry.	May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations.

Subject Matter of Restriction	Brandywine Fund	New Brandywine Fund
Margin Transactions, Joint-Trading Accounts, Short Sales and Options	Brandywine Fund will not purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options.	N/A

Commodities & Commodity Contracts	Brandywine Fund will not purchase or sell commodities or commodities contracts, including futures contracts.

May purchase and sell commodities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Real Estate	Brandywine Fund will not purchase or sell real estate or real estate mortgage loans. (This prohibition shall include limited partnership interests of limited partnerships investing in real estate, but shall not include readily marketable investments in real estate investment trusts or readily marketable securities of companies investing in real estate.)	May purchase and sell real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Subject Matter of Restriction	Brandywine Fund	New Brandywine Fund
Underwriting and Restricted Securities	Brandywine Fund will not act as an underwriter or distributor of securities other than of its shares and the Fund will not purchase any securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended.	May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Investing for Control	Brandywine Fund will not make investments for the purpose of exercising control or management of any company.	N/A

Oil, Gas and Mineral Investments	Brandywine Fund will not purchase any interest in any oil, gas or other mineral exploration or development program.	N/A

Investment Companies	Brandywine Fund will not purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of such Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker’s commission and where as a result of such purchase the Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of the Fund’s assets, taken at current value, would be invested in securities of registered closed-end investment companies.	N/A

Subject Matter of Restriction	Brandywine Fund	New Brandywine Fund
Warrants	Brandywine Fund’s investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the Fund’s net assets and of such 5% not more than 2% of the Fund’s net assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, now known as NYSE Amex Equities.	N/A

Securities of Companies with Officers or Directors who are also Officers or Directors of the Fund	Brandywine Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of Brandywine Fund, Inc. or Brandywine Blue Fund, Inc., or an officer, director or other affiliated person of the Fund’s investment adviser.	N/A

Securities of Companies owned by Officers or Directors of the Fund	Brandywine Fund will not acquire or retain any security issued by a company if any of the directors or officers of Brandywine Fund, Inc. or Brandywine Blue Fund, Inc., or directors, officers or other affiliated persons of the Fund’s investment adviser beneficially own more than 1/2% of such company’s securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.	N/A

Non-Fundamental Investment Restrictions of Brandywine Fund

The New Brandywine Fund, unlike Brandywine Fund, is not subject to any non-fundamental investment restrictions. Brandywine Fund is also subject to the following non-fundamental restrictions (which may be changed without stockholder approval):

(1) Typically, Brandywine Fund will not invest in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years.

(2) Except as permitted by the 1940 Act (as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time), Brandywine Fund will not knowingly sell its shares to any other investment company if, immediately after the sale, more than 3% of the total outstanding voting stock of the Fund is owned by the acquiring company, or more than 10% of the total outstanding voting stock of the Fund is owned by the acquiring company and other investment companies.

(3) Except as permitted by the 1940 Act (as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time), Brandywine Fund will not acquire securities issued by an insurance company if, as a result of such acquisition, the Fund owns more than 10% of the total outstanding voting stock of the insurance company.

(4) Except as permitted by the 1940 Act (as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time), Brandywine Fund will not acquire the securities of an issuer that in its most recent fiscal year derived more than 15% of its gross revenues from securities-related activities if, as a result of such acquisition, the Fund owns more than 5% of the outstanding securities of that class of the issuer’s equity securities, more than 10% of the outstanding principal amount of the issuer’s debt securities, or the Fund has invested more than 5% of the value of its total assets in the securities of the issuer.

(5) Except as permitted by the 1940 Act (as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time), Brandywine Fund will not purchase shares of a registered closed-end investment company if, as a result of such acquisition, the Fund and the other fund in the fund complex (Brandywine Advisors Midcap Growth Fund and Brandywine Blue Fund), combined, own more than 10% of the total outstanding voting stock of such closed-end company.

Other Information Regarding Investment Restrictions

Brandywine Fund

With respect to Brandywine Fund, unless specifically stated in an investment restriction, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from changes in value of a Fund’s assets will not constitute a violation of that restriction.

New Brandywine Fund

With respect to the New Brandywine Fund, any restriction on investments or use of assets, including, but not limited to, percentage and rating restrictions, set forth above shall be measured only at the time of investment, and any subsequent change, whether in the value, percentage held, rating or otherwise, will not constitute a violation of the restriction, other than with respect to restrictions related to borrowings by the New Brandywine Fund.

Note Regarding the New Fund’s Fundamental Investment Restrictions

As set forth above, the fundamental investment restrictions of the New Fund generally permit the New Fund to invest within the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”), or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission (the “SEC”) or any successor organization or their staff under, such Act, rules or regulations (collectively, the “Applicable Law”). This language allows a fund the flexibility to track any future changes in the relevant provisions of the Applicable Law. With respect to such limits, the Funds’ understanding of current law, rules, regulations, guidance and interpretations are set forth below.

Borrowing and Senior Securities

Generally, under the 1940 Act, a fund may borrow up to 33 1/3% of its total assets (including the amount borrowed) from banks and may borrow an additional 5% of its total assets for temporary purposes from any other person. Certain transactions that technically could constitute a borrowing, such as reverse repurchase agreements and mortgage dollar rolls, have been permitted by the SEC and its staff, subject to the satisfaction of certain conditions designed to reduce or eliminate the leveraging effects of such transactions. A fund’s restriction on borrowing is closely related to its restriction on senior securities because borrowing by a fund is an activity that can give rise to a senior security issued by it.

Under Section 18(f)(1) of the 1940 Act, other than certain permitted borrowings, a fund may not issue “senior securities,” a term that is defined, generally, to refer to obligations that have a priority over shares of the fund with respect to the distribution of its assets or the payment of dividends. Senior securities include bonds, notes or other debt securities, or similar obligations or instruments that are securities and evidence indebtedness on the part of a fund. Transactions that might be viewed as creating senior securities include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). SEC staff interpretations, however, permit a fund to engage in a number of these types of transactions and other types of transactions that might otherwise be considered to create senior securities, subject to certain conditions, which may include segregating assets against, or covering, the fund’s obligations.

Lending

Under the 1940 Act, a fund generally may not lend portfolio securities representing more than one-third of its total asset value (including the value of collateral received for loans of portfolio securities), subject to certain exceptions and regulatory guidance.

Diversification

The Funds are classified as diversified funds under Section 5(b)(1) of the 1940 Act. This means that each fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer. With respect to the remaining 25% of a fund’s total assets, there is no limitation on the amount of assets a fund may invest in the securities of any one issuer. These restrictions, which do not apply to U.S. government securities, cash, cash items or securities of other investment companies, are applied as of the time a fund purchases a security of a particular issuer and are not deemed to be exceeded if securities already owned by a fund increase in value relative to a fund’s other holdings.

Industry Concentration

While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that, in general, any fund that invests more than 25% of its total assets in a particular industry is deemed to be “concentrated” in that industry. The SEC staff has also taken the position that the statement of fundamental policy relating to industry concentration does not apply to investments in tax-exempt securities issued by U.S. federal, state and municipal governments or political subdivisions of U.S. federal, state and municipal governments.

Commodities & Commodity Contracts

The 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities. Physical commodities include bulk goods such as oil, cotton, wheat and metals. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, may, under certain circumstances, also be considered to be commodities. If a fund invests in a commodity, it would be subject to the additional risks of the particular commodity and its related market. The value of commodities can be extremely volatile and may be affected either directly or indirectly by a wide range of factors.

Real Estate

The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly. If a fund owns real estate, the risks associated with owning real estate and with the real estate industry generally include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates.

Underwriting and Restricted Securities

Current limits on a fund’s ability to engage in underwriting activities under the 1940 Act include Section 12(b), which prohibits a fund from acting as the distributor of securities of which it is an issuer, except in accordance with rules adopted by the SEC, and Section 12(c), which limits the amount of underwriting commitments a fund may incur. Such limits will continue to be applicable to the New Fund for so long as such limits are in effect.

APPENDIX C

INFORMATION APPLICABLE TO THE NEW FUND/SHAREHOLDER GUIDE

NEW BRANDYWINE FUND

The New Fund will invest primarily in the securities and instruments as described in the New Fund’s summary section of the Prospectus. This section contains additional information about the New Fund’s investment strategies and the investment techniques utilized by the New Fund’s Subadvisor in managing the New Fund.

ADDITIONAL INFORMATION ABOUT THE NEW FUND’S PRINCIPAL INVESTMENT STRATEGIES

The New Fund’s investment objective is capital appreciation. Please remember that an investment objective is not a guarantee. An investment in the New Fund may not appreciate and investors may lose money.

The New Fund’s Subadvisor believes the New Fund is most likely to achieve its investment objective if it consistently invests in companies that perform better than the investment community expects. Accordingly, the New Fund invests in fundamentally sound companies that are experiencing positive change. Fundamentally sound companies generally have some or all of the following attributes under normal market conditions:

•	Earnings growth typically over 20% annually

•	High rates of profitability

•	Strong balance sheets

•	High quality of earnings (i.e., earnings realized through the normal sale of products or services rather than earnings or losses from non-recurring events)

The positive change could be:

•	New products

•	New management

•	An acquisition or divestiture

•	Legislative changes

The New Fund typically does not invest in companies with high price-to-earnings ratios because these companies are less likely to perform better than the investment community expects. The New Fund is generally more likely to invest in lesser known companies moving from a lower to higher market share position within their industry groups than the largest and best known companies in such groups.

PORTFOLIO MANAGERS

Scott W. Gates

Chief Investment Officer and

Portfolio Manager

William F. D’Alonzo

Chief Executive Officer and

Portfolio Manager

WHERE THIS NEW FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This New Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to domestic and foreign equity securities.

•	Seeking capital appreciation.

•	Pursuing long-term investment goals.

•	Willing to accept short-term volatility of returns.

ADDITIONAL INFORMATION ABOUT THE NEW FUND’S EXPENSES AND PERFORMANCE

Under “Comparison of Fees and Expenses” in the Proxy Statement/Prospectus, because the New Fund is expected to commence operations after the reorganization of the Existing Fund on or about September 30, 2013, expenses for the New Fund in the “Annual Fund Operating Expenses” table have been adjusted as necessary from amounts incurred during the Existing Fund’s most recent fiscal year to reflect current fees and expenses and are estimated based on the Existing Fund’s information for the six months ended March 31, 2013. Because the New Fund is authorized to pay up to 0.20% in shareholder servicing fees with respect to each financial intermediary that services shareholder accounts and charges for such services, Total Annual Fund Operating Expenses may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Please see “Your Account” for more information on the New Fund’s shareholder servicing fees.

SUMMARY OF THE NEW FUND’S PRINCIPAL RISKS

This section presents more detailed information about the New Fund’s risks as described in the Proxy Statement/Prospectus. Please see the Proxy Statement/Prospectus for a description of the New Fund’s risks and the types of instruments in which the New Fund invests. All Funds could be subject to additional risks because the types of investments they make and market conditions may change over time.

All investments involve some type and level of risk. There is the risk that you will lose money on your investment. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the New Fund. In addition, the New Fund is subject to management risk because it is an actively managed investment portfolio. The New Fund’s Subadvisor will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

FOREIGN SECURITIES RISK

Investments in securities of foreign issuers (including those denominated in U.S. dollars), whether directly or indirectly in the form of American Depositary Receipts, stock index futures or similar instruments, involve additional risks different from those associated with investing in securities of U.S. issuers. There may be limited information available to investors, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign securities to be more volatile. The value of foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. Foreign securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign securities can perform differently from U.S. securities.

GROWTH STOCK RISK

Growth stocks may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underperform value stocks during given periods.

MARKET RISK

Market prices of investments held by the New Fund may fall rapidly or unpredictably and will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity investments generally have greater price volatility than fixed income investments. Since foreign investments trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. Derivatives involve the risk that changes in their value may not correlate perfectly with their underlying assets, rates, or indices.

MID-CAPITALIZATION STOCK RISK

The stocks of mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. If the New Fund invests in mid-capitalization companies it may underperform other stock funds (such as large-company stock funds) when stocks of mid-capitalization companies are out of favor.

OTHER IMPORTANT INFORMATION ABOUT THE FUND AND ITS INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Proxy Statement/Prospectus, the New Fund may also make other types of investments, and, therefore, may be subject to other risks. Some of these risks are described in the SAI related to this Proxy Statement/Prospectus.

INVESTMENT OBJECTIVE

The New Fund’s investment objective may be changed without shareholder approval.

TEMPORARY DEFENSIVE MEASURES

From time to time, the New Fund may invest a portion of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure. These temporary defensive measures may be inconsistent with the New Fund’s investment objective and principal investment strategies. The New Fund may not be able to achieve its stated investment objective while taking these defensive measures.

PORTFOLIO TURNOVER

As described in the summary section of this Proxy Statement/Prospectus, the New Fund may sell any security when it believes the sale is in the New Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. A portfolio turnover rate greater than 100% would indicate that the New Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Higher portfolio turnover may adversely affect New Fund performance by increasing New Fund transaction costs and may increase your tax liability.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of the New Fund’s portfolio securities is available in the SAI related to this Proxy Statement/Prospectus.

FUND MANAGEMENT

The New Fund is a series of Managers Trust I, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, is a subsidiary of AMG, located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the New Fund and is responsible for the New Fund’s overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadvisor to the New Fund. Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the New Fund’s distributor.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), the New Fund participates in a manager of managers structure whereby the Investment Manager serves as the investment manager of the New Fund and selects and recommends to the New Fund’s Board of Trustees investment advisors (the “subadvisors”) to manage the New Fund’s investment portfolio. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions and oversight by the New Fund’s Board of Trustees but without shareholder approval, to hire or change the contract terms of unaffiliated subadvisors for the New Fund. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement. Shareholders of the New Fund continue to have the right to terminate such subadvisory agreements for the New Fund at any time by a vote of a majority of the outstanding voting securities of the New Fund.

Friess serves as subadvisor to the New Fund through a subadvisory agreement between the Investment Manager and Friess relating to the New Fund, and Friess of

Delaware serves as subadvisor to the Fund through a sub-subadvisory agreement among the Investment Manager, Friess and Friess of Delaware relating to the Fund. Friess currently delegates all of its investment advisory responsibilities to its affiliate, Friess of Delaware, and Friess of Delaware has day-to-day responsibility for managing the New Fund’s portfolio. Friess and Friess of Delaware are referred to collectively in this Appendix C as the “Subadvisor.” Friess and Friess of Delaware also serve as subadvisors to Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund, series of the Trust, and Friess serves as investment adviser to individual and institutional clients with substantial investment portfolios. Friess is located at P.O. Box 576, Jackson, Wyoming 83001 and Friess of Delaware is located at P.O. Box 4166, Greenville, Delaware 19807. As of March 31, 2013, Friess and Friess of Delaware had approximately $1.626 billion in assets under management on a combined basis. Friess and Friess of Delaware were established in 1974 and 1993, respectively.

The Subadvisor supervises the investment portfolio of the New Fund, directing the purchase and sale of investment securities in the day-to-day management of the New Fund. In allocating brokerage business for the New Fund, the Subadvisor takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts (or analysts of other firms retained by the broker) for consultation.

All investment decisions are made by a team of investment professionals representing the Subadvisor, any of whom may make recommendations subject to the final approval of Scott W. Gates, William F. D’Alonzo, or another member of the Subadvisor’s management team to whom they may delegate the authority. Mr. Gates is Chief Investment Officer of Friess and Friess of Delaware, positions he has held since March 2013. Previously, from September 2012 until March 2013, he served as Co-Chief Investment Officer of Friess and Friess of Delaware. Mr. Gates has been a Research Team Leader since 2008, a member of the Management Committee of Friess and Friess of Delaware since 2010, and a key member of the Research Team since joining Friess in 2003. Mr. D’Alonzo is the Chief Executive Officer of both Friess and Friess of Delaware, positions he has held since 2002. In addition to his role as Chief Executive Officer, Mr. D’Alonzo served as Co-Chief Investment Officer from September 2012 until March 2013, and prior to that as Chief Investment Officer from 1997 until September 2012.

The following table describes when each portfolio manager began managing the New Fund and the Existing Fund.

Fund Name	Portfolio Manager	Managed New Fund Since	Managed Existing Fund Since
New Brandywine Fund	Scott W. Gates, William F. D’Alonzo,	Since inception Since inception	December, 2010 January, 1997

The New Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 1.00% of the average daily net assets of the New Fund. The Investment Manager, in turn, pays Friess all of this fee for its services as subadvisor. Friess, not the New Fund, pays Friess of Delaware a fee equal to 110% of the monthly expenses Friess of Delaware incurs in performing its services as subadvisor.

The Investment Manager also provides administrative services to the New Fund, including supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date, supervising the preparation and filing of documents as required by state and Federal regulatory agencies, and providing management and oversight of all third-party service providers. As compensation for these services, the Investment Manager receives an annual administrative fee of 0.03% of the average daily net assets of the New Fund for the first $300,000,000 of assets under management, 0.025% for the next $200,000,000, and 0.02% on amounts in excess of $500,000,000, subject to a $40,000 annual minimum.

ADDITIONAL INFORMATION

Additional information regarding other accounts managed by the portfolio managers, the compensation of the portfolio managers, and the portfolio managers’ ownership of Fund shares is available in the SAI relating to this Proxy Statement Prospectus

A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the New Fund between the Trust and the Investment Manager, the Subadvisory Agreement between the Investment Manager and Friess, and the Sub-Subadvisory Agreement among the Investment Manager, Friess and Friess of Delaware will be available in the New Fund’s Semi-Annual Report to Shareholders for the fiscal period ending March 31, 2014.

YOUR ACCOUNT

As an investor, you may bear shareholder servicing fees of up to 0.20% for shareholder servicing provided by financial intermediaries that service shareholder accounts and charge for such services, such as broker-dealers, banks and trust companies. See “Investing Through an Intermediary” on page C-9 for more information on shareholder servicing fees paid to financial intermediaries. You pay no sales charge to invest in the New Fund or to redeem out of the New Fund. Your purchase or redemption of New Fund shares is based on the New Fund’s share price. The price at which you purchase and redeem your shares is based on the net asset value (the “NAV”) per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the

“NYSE”) is open for trading. The NAV per share of the New Fund is equal to the New Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. The New Fund’s NAV per share is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the New Fund will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the New Fund will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the New Fund were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when the New Fund is not open for business, thus affecting the value of the New Fund’s assets on days when New Fund shareholders may not be able to buy or sell New Fund shares.

FAIR VALUE POLICY

The New Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, the New Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. The New Fund uses the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and has not resumed before the New Fund calculates NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the New Fund calculates NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the New Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments.

The New Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the New Fund’s fair value procedures.

INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, trust company or other financial intermediary, rather than directly with the New Fund, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The New Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and may pay fees to these firms in return for shareholder servicing provided by these programs to shareholders. The shareholder servicing fees are paid out of the assets of the New Fund on an ongoing basis and will increase the cost to shareholders of investing in the New Fund. These payments may provide the intermediary with an incentive to favor sales of shares of the New Fund over other investment options.

The Investment Manager, the Distributor, and/or the Subadvisor may pay compensation, directly or indirectly, (from its own assets and not as an expense of the New Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of New Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the New Fund over other investment options. Any such payments will not change the NAV or the price of the New Fund’s shares.

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the New Fund with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING FUND SHARES

You may buy shares of the New Fund once you set up an account. You also may buy additional shares or sell your shares any day the NYSE is open for business. When you buy or sell New Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. The New Fund’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.

PROCESSING ORDERS

If you sell shares in the New Fund, the New Fund will send your check to the address we have on file for your account. A request to send a check to any other address or a third-party requires a signature medallion guarantee. If the sale of your shares follows a purchase by check, the New Fund may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (“ACH”) transactions are also subject to a 15 calendar day holding period.

HOW TO BUY OR SELL SHARES†

	If you wish to open an account and buy shares...	If you wish to add shares to your account...	If you wish to sell shares††...
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

	If you wish to open an account and buy shares...	If you wish to add shares to your account...	If you wish to sell shares††...
On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701

Send a letter of instruction and a check payable to Managers to: Managers

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701 (Include your account number and fund name on your check)

Write a letter of instruction containing:

•   Name of the Fund

•   Dollar amount or number of shares you wish to sell

•   Your name

•   Your account number

•   Signatures of all account owners

Mail your letter to:

Managers

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

By telephone	Not available	If your account has already been established, call the transfer agent at 800.656.3017	If you elected telephone redemption privileges on your account application, call us at 800.656.3017. Telephone redemptions are available only for redemptions of less than $50,000.

Over the Internet	Not available	If your account has already been established and ACH banking instructions are on file, go to our Web site at www.managersinvest.com	Go to our Website at www.managersinvest.com. Internet redemptions are available only for redemptions of less than $50,000.

By bank wire	Call us at 800.656.3017 for instructions	Call us at 800.656.3017 for instructions	Available if bank wire instructions are on file for your account

†	U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) will serve as the New Fund’s interim transfer agent to facilitate the transition of the Existing Fund from the U.S. Bancorp platform to the Trust’s service provider platform. BNY Mellon Investment Servicing (US) Inc. will be the New Fund’s transfer agent following the transition.
††	Redemptions of $50,000 and over require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone and internet redemptions are available only for redemptions that are below $50,000.

INVESTMENT MINIMUMS

Your cash investments in the New Fund must be in U.S. dollars. We do not accept third-party or “starter” checks.

	Initial Investment	Additional Investments
New Brandywine Fund
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, a Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

OTHER PURCHASE INFORMATION

Subject to the approval of the Trust and in accordance with the Trust’s policies and procedures, an investor may purchase shares of the New Fund with securities that are eligible for purchase by the New Fund (consistent with the New Fund’s investment policies and restrictions) and that have a value that is readily ascertainable and determined in accordance with the Trust’s valuation policies. These transactions will be effected only if the Investment Manager or the Subadvisor intends to retain the security in the New Fund as an investment. Assets purchased by the New Fund in such transactions will be valued in generally the same manner as they would be valued for purposes of pricing the New Fund’s shares, if such assets were included in the New Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

SIGNATURE GUARANTEE

If you are selling $50,000 or more worth of shares you will need to provide the New Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The New Fund is not responsible for any losses due to unauthorized transactions as long as the New Fund follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone, call the New Fund at 800.548.4539 for instructions.

LIMITATIONS ON THE FUND

The New Fund may restrict or limit certain transactions, including, but not limited to, the following examples:

•

Redeem your account if, due to redemptions, its value (i) falls below $500 due to redemptions you make, or (ii) is below $100, but not until after the New Fund gives you at least 60 days’ notice and the opportunity to increase your account balance to the minimum account balance amount;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if the New Fund determines that the request could adversely affect the New Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on page C-14.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or limit the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the New Fund, commonly referred to as “market timing.” These activities may disrupt management of the New Fund’s portfolio, increase the New Fund’s expenses, and have a negative impact on the Fund’s performance. There may be additional risks due to frequent trading activities.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of New Fund accounts on a daily basis, including large accounts maintained directly with the New Fund’s transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the New Fund’s transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The New Fund may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the New Fund and its shareholders. Transactions accepted by a financial intermediary that violate the New Fund’s frequent trading policies are not considered to be acceptable by the New Fund, and the New Fund may reject them on the next business day after the financial intermediary has received them.

Although the New Fund uses reasonable efforts to prevent market timing activities in the New Fund, its efforts may not always succeed. For example, although the New Fund strives to apply these policies and procedures uniformly to all accounts, the New Fund receives certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the New Fund. Although the New Fund has attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the New Fund’s ability to detect frequent trading activities by investors who hold shares through omnibus accounts at financial intermediaries will still be limited by the ability of the New Fund and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the New Fund.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the New Fund will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment flexibility, we allow you to exchange your shares of the New Fund for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other Managers funds described above, you also may exchange your shares of the New Fund through Managers for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”).

In addition, the following restrictions apply

•

Except for the JPMorgan Fund, the value of the shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them. There is no minimum purchase requirement to exchange into the JPMorgan Fund if you exchange through Managers.

•	There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page C-18.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

You can request your exchange in writing, by telephone (if elected on the application), or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the prospectus of any fund that you are considering for an exchange. Subject to the restrictions above, when you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Funds may discontinue, alter, or limit the exchange privileges at any time, subject to applicable law.

ACCOUNT STATEMENTS

The New Fund will send you quarterly and yearly statements with details about your account activity. The New Fund will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.

COST BASIS REPORTING

Upon the redemption or exchange of your shares in the New Fund, the New Fund or, if you purchase your shares through a financial intermediary, your financial intermediary, generally will be required to provide you and the IRS with cost basis information. Please see http://investor.managersinvest.com/home.html or contact the New Fund at 800.548.4539, or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

DIVIDENDS AND DISTRIBUTIONS

The New Fund normally declares and pay any income dividends and net capital gain distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the New Fund will do this automatically unless you request otherwise. You may also change your election any time by giving the New Fund written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The New Fund will mail correspondence and other materials to the address on file for you. Please notify the New Fund immediately of any changes to your address or to other information that might affect your account.

CERTAIN FEDERAL INCOME TAX INFORMATION

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Fund under the Internal Revenue Code of 1986, as amended and as in effect as of the date of this Prospectus. A more detailed tax discussion is provided in the SAI related to this Proxy Statement/Prospectus. The Fund does not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the U.S. federal, state, local, and foreign tax consequences to you of your investment in the Funds based on your particular circumstances.

The Fund has elected and intends to qualify and be treated each taxable year as a regulated investment company. A regulated investment company is not subject to tax at a corporate level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

For U.S. federal income tax purposes, distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long each Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are treated as long-term capital gains includible in your net capital gain and taxed to individuals at reduced rates.

•	Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income.

•

Properly reported distributions of “qualified dividend income” are taxable to individuals at the rate that applies to net capital gains, provided that both you and the Fund meet certain holding period and other requirements.

•

A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. You should consult your tax advisor to determine the suitability of the Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

TAXABILITY OF TRANSACTIONS

Any gain or loss that results from the sale, exchange (including an exchange of the Fund’s shares for shares of another fund) or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

OTHER TAX MATTERS

The New Fund’s investments in foreign securities, if any, may be subject to foreign withholding taxes. In that case, the New Fund’s return on those securities would generally be decreased. You will generally not be entitled to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the New Fund.

TAX WITHHOLDING

To avoid back-up withholding of U.S. income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security Number (“SSN”) or other taxpayer identification number (“TIN”);

•	Certify that your SSN or TIN is correct; and

•	Certify that you are not subject to back-up withholding.

In addition, the Funds must also withhold taxes on distributions and sale proceeds if the IRS notifies the Funds that the SSN or TIN you provided is incorrect, or the IRS notifies the Funds that you have failed to properly report certain interest and dividend income.

APPENDIX D

FINANCIAL HIGHLIGHTS

(Unaudited)

For a Share Outstanding for the Six Months Ended March 31, 2013	Brandywine Fund
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$24.62
Income from investment operations:
Net investment income (loss)(1)	0.04
Net realized and unrealized gains (losses) on investments	1.34

Total from investment operations	1.38
Less distributions:
Distributions from net investment income	—
Distributions from net realized gains	—

Total from distributions	—

Net asset value, end of period	$26.00

TOTAL RETURN	5.61	%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	838,240
Ratio of expenses to average net assets	1.12	%(b)*
Ratio of net investment income (loss) to average net assets	0.32	%(b)
Portfolio turnover rate	120	%(a)

(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(a)	Not Annualized.
(b)	Annualized.
*	Interest expense is less than 0.005% of average net assets

D-1

PROXY TABULATOR

P.O. BOX 859232

BRAINTREE, MA 02185-9232

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Stockholders to Be Held on September 23, 2013. The Proxy Statement for this meeting is available online at: www.kingproxy.com/brandywine.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-866-210-7998. Representatives are available Monday through Friday 8:00 a.m. to 10:00 p.m. Eastern Time. If you received more than one ballot because you have multiple investments in the Fund, please remember to vote all of your ballots!

PROXY TABULATOR	IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY STOCKHOLDER’S VOTE IS IMPORTANT.
P.O. BOX 859232
BRAINTREE, MA 02185-9232

CALL:	To vote by phone call toll-free 1-866-210-7998 and follow the recorded instructions.
LOG-ON:	Vote on the internet at www.kingproxy.com/brandywine and follow the on-screen instructions.
MAIL:	Return the signed proxy card in the enclosed envelope.

BRANDYWINE FUND

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 23, 2013

By my signature below, I appoint David Markey and William F. D’Alonzo, so long as they remain officers of Brandywine Fund, Inc. (“Brandywine Funds”) in good standing, and either one of them, as my proxies, with power of substitution, to vote, acting alone or together, all shares of Brandywine Fund (the “Fund”) that I am entitled to vote at the special meeting of stockholders of the Fund (the “Meeting”) to be held at the offices of Friess of Delaware, LLC, 3711 Kennett Pike, Greenville, Delaware 19807, on September 23, 2013, at 2:00 p.m. Eastern Time, and at any adjournments or postponements of the Meeting, in the manner directed herein. The proxies shall have all the powers that I would possess if present in person.

The execution of this Proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the law of the State of Maryland and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. I acknowledge receipt of the notice of special meeting of stockholders and the proxy statement/prospectus, dated July 13, 2013.

NOTE: Please sign exactly as your name appears on this proxy. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature(s) [Title(s) if applicable]	Date

Signature of joint owner, if any	Date

BBF01-300-PXC-Front 3.02

These proxies shall vote my shares according to my instructions given below with respect to each proposal. If I sign and return this Proxy, but do not provide an instruction below, I understand that the proxies will vote my shares “FOR” the proposal. Abstentions do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the proposal. The proxies will vote on any other business that may properly come before the Meeting or any adjournments or postponements thereof in accordance with their discretion. This Proxy will be governed by and construed in accordance with the laws of the State of Maryland and applicable federal securities laws.

PLEASE MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

This Proxy is solicited by the Board of Directors of Brandywine Fund, Inc. The Board of Directors of Brandywine Fund, Inc. recommends that you vote “FOR” the proposal below		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization, which provides for the acquisition of the assets and assumption of the liabilities of Brandywine Fund in exchange for shares of New Brandywine Fund. A vote in favor of the Agreement and Plan of Reorganization will also constitute a vote in favor of the liquidation and dissolution of Brandywine Fund in connection with the reorganization.	☐	☐	☐

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Remember to sign and date the reverse side before mailing in your vote. This proxy card is valid only when signed and dated.
BBF01-300-PXC-Back 3.02

PART B

STATEMENT OF ADDITIONAL INFORMATION

Brandywine Fund

Brandywine Blue Fund

Brandywine Advisors Midcap Growth Fund

Each a series of

Managers Trust I

800 Connecticut Avenue

Norwalk, Connecticut 06854

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Proxy Statements/Prospectuses dated July 13, 2013, relating to the proposed reorganizations of Brandywine Fund, a class of Brandywine Fund, Inc., and Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund, each a class of Brandywine Blue Fund, Inc. (together with Brandywine Fund, each an “Existing Fund,” and collectively the “Existing Funds”), into, respectively, Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund, each a series of Managers Trust I (each a “New Fund,” and collectively the “New Funds”). A copy of the Proxy Statements/Prospectuses may be obtained without charge by contacting D.F. King & Co., Inc. toll-free at 1-866-210-7998. Representatives are available to assist you Monday through Friday 8 a.m. to 10 p.m. Eastern time.

The date of this Statement of Additional Information is July 13, 2013.

STATEMENT OF ADDITIONAL INFORMATION

i

INTRODUCTION

This Statement of Additional Information (“SAI”) is intended to supplement the information provided in the Proxy Statements/Prospectuses dated July 13, 2013 (the “Proxy Statement/Prospectus”) relating to the proposed reorganizations (the “Reorganizations”) of Brandywine Fund, a class of Brandywine Fund, Inc., and Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund, each a class of Brandywine Blue Fund, Inc. (together with Brandywine Fund, each an “Existing Fund,” and collectively the “Existing Funds”), into, respectively, Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund, each a series of Managers Trust I (each a “New Fund,” and collectively the “New Funds”). The Proxy Statement/Prospectus has been sent to the stockholders of the Existing Funds in connection with the solicitation of proxies to be voted at the special meeting of stockholders of the Existing Funds to be held on September 23, 2013.

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements are not included because the Existing Funds, a class of Brandywine Fund, Inc. (Brandywine Fund), and classes of Brandywine Blue Fund, Inc. (Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund), are being combined with the New Funds, each a series of Managers Trust I, which are newly created funds that do not have any assets or liabilities. Each New Fund will be the successor to the accounting and performance information of the corresponding Existing Fund after consummation of the Reorganizations.

INCORPORATION BY REFERENCE

The following documents are incorporated by reference into this SAI:

The Existing Funds’ SAIs (file nos. 811-06221 and 811-04447), filed with the Securities and Exchange Commission (the “SEC”) on January 31, 2013, as supplemented through the date of this Proxy Statement/Prospectus.

The Existing Funds’ Annual Reports (file nos. 811-06221 and 811-04447), including Management’s Discussion of Fund Performance, filed with the SEC on October 25, 2012.

The Existing Funds’ Semi-Annual Reports (file nos. 811-06221 and 811-04447), filed with the SEC on April 22, 2013.

ADDITIONAL INFORMATION ABOUT THE EXISTING FUNDS

About the Existing Funds

For additional information about the Existing Funds generally and their history, see each Existing Fund’s SAI.

Description of the Existing Funds and Their Investments and Risks

For additional information about the investment objectives, policies, risks and restrictions of the Existing Funds, see “Investment Restrictions,” “Investment Considerations” and “Disclosure of Portfolio Holdings” in each Existing Fund’s SAI.

Management of the Existing Funds

For additional information regarding the management of the Existing Funds, see “Directors and Officers of the Company” in each Existing Fund’s SAI.

Control Persons and Principal Holders of Securities

For additional information regarding ownership of shares of the Existing Funds, see “Directors and Officers of the Company – Ownership of Board in Funds and Fund Complex” and “Principal Shareholders” in each Existing Fund’s SAI.

Investment Advisory and Other Services

For additional information about investment advisory and other services with respect to the Existing Funds, see “Investment Adviser, Sub-Adviser and Portfolio Managers,” “Service Agreements,” “Distributor,” “Distribution of Shares,” “Custodian” and “Independent Registered Public Accounting Firm” in each Existing Fund’s SAI, as applicable.

Brokerage Allocation and Other Practices

For additional information regarding brokerage allocation practices of the Existing Funds, see “Allocation of Portfolio Brokerage” in each Existing Fund’s SAI.

Capital Stock and Other Securities

For additional information regarding voting rights and other aspects of shares of the Existing Funds, see “Taxes,” “Shareholder Meetings” and “Capital Structure” in each Existing Fund’s SAI.

Purchase, Redemption and Pricing of Shares

For additional information about share purchase, redemption and pricing of shares of the Existing Funds, see “Determination of Net Asset Value,” “Purchase of Shares,” “Automatic Investment Plan,” “Redemption of Shares,” “Abandoned Property” and “Systematic Withdrawal Plan” in each Existing Fund’s SAI.

Taxation of the Existing Funds

For additional information regarding tax matters with respect to the Existing Funds, see “Taxes” in each Existing Fund’s SAI.

Financial Statements of the Existing Funds

For additional information regarding the financial statements of the Existing Funds, see each Existing Fund’s SAI and each Existing Fund’s Annual and Semi-Annual Reports.

ADDITIONAL INFORMATION ABOUT THE NEW FUNDS

GENERAL INFORMATION

This section of the SAI relates solely to the New Funds. Each New Fund is a series of shares of beneficial interest of Managers Trust I (the “Trust”), a Massachusetts business trust. The Trust and each New Fund are part of the Managers Family of Funds, which currently consists of 37 open-end mutual funds in the Trust, Managers Trust II, Managers AMG Funds, and The Managers Funds (the “Managers Fund Complex”). The Trust was organized on July 20, 2000. The New Funds are sometimes referred to herein collectively as the “Funds,” and each as a “Fund.”

Certain arrangements described herein, including without limitation, investment management, subadvisory, and distribution arrangements, are not currently in effect for the New Funds, but are expected to become effective upon the consummation of the Reorganizations described in the Proxy Statement/Prospectus.

This SAI describes the financial history, management and operation of the New Funds, as well as the New Funds’ investment objectives and policies. It should be read in conjunction with the Proxy Statement/Prospectus. The executive office of the Trust is located at 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Managers Investment Group LLC (the “Investment Manager” or “Managers”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”), is expected to serve as investment manager to the New Funds following the Reorganizations and is responsible for each New Fund’s overall administration. It selects and recommends, subject to the approval of the Board of Trustees (the “Trustees”), an independent asset manager, or a team of independent asset managers (the “subadvisor” or “subadvisors”) to manage each New Fund’s investment portfolio. The Investment Manager also monitors the performance, security holdings and investment strategies of these subadvisors and researches any potential new subadvisors for the New Funds. Friess Associates, LLC (“Friess”) is expected to serve as subadvisor to the New Funds following the Reorganizations, and, as with the Existing Funds, intends to delegate all of its day-to-day portfolio management responsibilities with respect to the New Funds to its affiliate, Friess Associates of Delaware, LLC (“Friess of Delaware”). Friess and Friess of Delaware are referred to collectively herein as the “Subadvisor.” See “Management of the New Funds” for more information.

Investments in the New Funds are not:

•	Deposits or obligations of any bank;
•	Guaranteed or endorsed by any bank; or
•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

ADDITIONAL INVESTMENT POLICIES

The following is additional information regarding the investment policies used by each New Fund in an attempt to achieve its investment objective as stated in the Proxy Statement/Prospectus. The Trust is an open-end management investment company, each Fund is a diversified series of the Trust.

The table below shows the types of securities and instruments that may be purchased by the New Funds to the extent such investments are permitted by applicable law. For a more complete description of the types of securities and techniques that may be utilized by the Funds, see “Investment Techniques and Associated Risks” below. The information below does not describe every type of investment, technique or risk to which each Fund may be exposed. Each Fund reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under “Fundamental Investment Restrictions.”

When the Subadvisor believes that securities other than common stocks offer opportunity for long-term capital appreciation, each Fund may invest up to 30% of its net assets in debt securities, preferred stocks, particularly those that are convertible into or carry rights to acquire common stocks, and warrants. (The Funds currently do not intend to invest more than 10% of their net assets in debt securities, preferred stocks or warrants.) Notwithstanding the foregoing, as stated in Brandywine Advisors Midcap Growth Fund’s Proxy Statement/Prospectus, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in midcap companies, which may include preferred and convertible stocks.

Investment Practices	Brandywine Fund	Brandywine Blue Fund	Brandywine Advisors Midcap Growth Fund
American Depositary Receipts	X	X	X
Borrowing	X	X	X
Cash Equivalents
Bank Obligations	X	X	X
Bankers Acceptances	X	X	X
Certificates of Deposit	X	X	X
Repurchase Agreements	X	X	X
Short-Term Corporate Debt Securities	X	X	X
Time Deposits	X	X	X
Commercial Paper and Commercial Paper Master Notes	X	X	X
Convertible Securities	X	X	X
Corporate and other Debt Securities	X	X	X
Equity Investments
Common Stock	X	X	X
Depositary Receipts	X	X	X
Initial Public Offerings	X	X	X
Preferred Stock	X	X	X
Foreign Securities	X	X	X
Illiquid Investments; Privately Placed and Certain Unregistered Securities	X	X	X
Interfund Lending	X	X	X
Investment Company Securities	X	X	X
Securities Lending	X	X	X
United States Government Obligations	X	X	X
Warrants and Rights	X	X	X

Investment Techniques and Associated Risks

1)	American Depositary Receipts

The Funds may invest in American Depositary Receipts (“ADRs”). ADRs are negotiable receipts issued by a United States bank or trust company, trade in U.S. markets and evidence ownership of securities in a foreign company which have been deposited with such bank or trust’s office or agent in a foreign country. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets. Positions in ADRs are not necessarily denominated in the same currency as the common stocks into which they may be converted.

Investing in ADRs presents risks not present to the same degree as investing in domestic securities even though the Funds will purchase, sell and be paid dividends on depositary receipts in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. The Funds may be required to pay foreign withholding or other taxes on certain of its depositary receipts; the Funds do not expect to be eligible to elect to permit investors to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. Unsponsored ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs may be less liquid than sponsored depositary receipts. Additionally, there generally is less publicly available information with respect to unsponsored ADRs.

2)	Borrowing

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The 1940 Act also permits an open-end investment company to borrow money from a bank or other person provided that such loan is for temporary purposes only and is in an amount not exceeding 5% of the value of the investment company’s total assets at the time when the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Typically, a Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. The Trust, on behalf of each Fund, has entered into a master interfund lending agreement that would allow each Fund to borrow, for temporary purposes only, from other funds in the Managers Fund Complex managed by the Investment Manager, subject to each Fund’s fundamental investment restrictions and provided such borrowings do not exceed the amount permitted by Section 18 of the 1940 Act. Please see “Interfund Lending” below for more information. If a Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. A Fund will incur costs when it borrows, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If a Fund is permitted to borrow money to take advantage of investment opportunities, if the income and appreciation on assets acquired with such borrowed funds exceed their borrowing cost, a Fund’s investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if a Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund’s shares will decrease faster than would otherwise be the case. This speculative characteristic is known as “leverage.”

3)	Cash Equivalents

The Funds may invest in cash equivalents to the extent that such investments are consistent with the Funds’ investment objectives, policies and restrictions, as discussed in each Fund’s Proxy Statement/Prospectus. A description of the various types of cash equivalents that may be purchased by the Funds appears below.

Bank Obligations. The Funds may purchase obligations of domestic and foreign banks and foreign branches of domestic banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

Bankers Acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become “accepted” when a bank guarantees their payment upon maturity. Eurodollar bankers acceptances are bankers acceptances denominated in U.S. Dollars and are “accepted” by foreign branches of major U.S. commercial banks.

Certificates of Deposit. Certificates of deposit are issued against money deposited into a bank (including eligible foreign branches of U.S. banks) or savings and loan association (“S&L”) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Repurchase Agreements. In a repurchase agreement, a Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally reflects the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security.

Repurchase agreements are subject to certain risks that may adversely affect the Funds. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, a Fund’s ability to dispose of the collateral may be delayed or limited.

Short-Term Corporate Debt Securities. Short-term corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Time Deposits. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated.

4)	Commercial Paper and Commercial Paper Master Notes.

Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of up to nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers. Commercial paper master notes refers to demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

5)	Convertible Securities.

Each Fund may invest in convertible securities, subject to any restrictions set forth in the Proxy Statement/Prospectus and this SAI. Convertible securities include bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which could have an adverse effect on a Fund’s ability to achieve its investment objective.

6)	Corporate and Other Debt Securities.

Each Fund may invest in Corporate and Other Debt securities, subject to any restrictions set forth in the Proxy Statement/Prospectus and this SAI.

Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

7)	Equity Investments

Each Fund may invest in equity securities subject to any restrictions set forth in the Proxy Statement/Prospectus and this SAI. These securities may include securities listed on any domestic or foreign securities exchange and securities traded in the over-the-counter (“OTC”) market. More information on the various types of equity investments in which the Funds may invest appears below.

Common Stock. Common stocks are securities that represent a unit of ownership in a corporation. A Fund’s transactions in common stock represent “long” transactions where the Fund owns the securities being sold, or will own the securities being purchased. Prices of common stocks will rise and fall due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions.

The stocks of small- and mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Initial Public Offerings (“IPOs”). Each Fund may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Preferred Stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights. Prices of preferred stocks may rise and fall rapidly and unpredictably due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

8)	Foreign Securities

The Funds may invest in foreign securities, subject to any restrictions set forth in the Proxy Statement/Prospectus and this SAI. Investment in securities of foreign entities, whether directly or indirectly in the form of ADRs or similar instruments, and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. Such risks include potential future adverse political and economic developments, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, there may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, foreign investments may be effected through structures that may be complex or obfuscatory, and foreign issuers are often subject to accounting, auditing and financial reporting standards and requirements and engage in business practices different from those of domestic issuers of similar securities or obligations. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Foreign issuers also are usually not subject to the same degree of regulation as domestic issuers, and many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of a portfolio security or, if the Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The value of a Fund’s portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

A Fund may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that a Fund invests in ADRs, the depositary bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

Several of the countries in which a Fund may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, a Fund may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

A Fund’s interest and dividend income from foreign issuers may be subject to non-U.S. withholding and other foreign taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, certain countries have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies, and thus increase the cost to the Fund of investing in any country imposing such taxes. See “Certain Federal Income Tax Matters” below.

Emerging Markets. The risks of foreign investing are of greater concern in the case of investments in emerging markets. Any investments in securities in or otherwise exposed to emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. Such investments may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. There may be limited information available to investors which is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

9)	Illiquid Investments; Privately Placed and Certain Unregistered Securities

Each Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Rule 144A under the 1933 Act. A Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. Subject to this limitation, a Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered “illiquid” if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in a Fund’s portfolio. The price a Fund’s portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

Rule 144A securities may be determined to be liquid or illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis. Investment in these securities entails the risk to a Fund that there may not be a buyer for these securities at a price which a Fund believes represents the security’s value should the Fund wish to sell the securities. If a security a Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than when it first decided to sell the security.

10)	Interfund Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), the Funds have entered into a master interfund lending agreement (“Interfund Lending Agreement”) under which a Fund would lend money and borrow money for temporary purposes directly to and from another fund in the Managers Fund Complex through a credit facility (each an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Fund permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief, or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund.

If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another fund in the Managers Fund Complex, the Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility only on a secured basis. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the Fund’s fundamental investment restrictions.

No Fund may lend to another fund in the Managers Fund Complex through the interfund lending credit facility if the Interfund Loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s current net assets at the time of the Interfund Loan. A Fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

11)	Investment Company Securities.

Each Fund may invest some portion of its assets in shares of other investment companies, including exchange traded funds (“ETFs”) and money market funds, to the extent that they may facilitate achieving the investment objective of each Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. A Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Investment Manager and Subadvisor to the Funds will consider such fees in determining whether to invest in other investment companies. A Fund will invest only in investment companies, or classes thereof, that do not charge a sales load; however, a Fund may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies and ETFs.

The return on a Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund’s investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets. A Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

The provisions of the 1940 Act may impose certain limitations on a Fund’s investments in other investment companies. In particular, a Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Limitation”). A Fund may be able to rely on an exemption from the Limitation if (i) the investment company in which the Fund would like to invest has received an order for exemptive relief from the Limitation from the SEC that is applicable to the Fund; and (ii) the investment company and the Fund take appropriate steps to comply with any terms and conditions in such order. In addition, pursuant to rules adopted by the SEC, a Fund may invest (1) in shares issued by money market funds, including certain unregistered money market funds, and (2) in shares issued by affiliated funds in excess of the Limitation.

As an exception to the above, each Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. A Fund will notify its shareholders prior to initiating such an arrangement.

The Funds may seek to invest in ETFs that have received an exemptive order from the SEC permitting investment by other funds in the ETFs in excess of the Limitation, provided that the Funds enter into and comply with the terms and conditions of an agreement with each ETF, and the Funds comply with the ETF’s exemptive order.

ETFs that are linked to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of investments underlying the applicable index and will incur certain expenses not incurred by their applicable index. Certain investments comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.

The market value of ETF shares may differ from their net asset value per share. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the value of the underlying investments that the ETF holds. There may be times when an ETF share trades at a premium or discount to its net asset value.

12)	Securities Lending

Each Fund may lend its portfolio securities in order to realize additional income. This lending is subject to the Fund’s investment policies and restrictions. The Fund may lend its investment securities so long as (i) the loan is secured by collateral having a market value at all times not less than 102% (105% in the case of certain foreign securities) of the value of the securities loaned, (ii) such collateral is marked to market on a daily basis, (iii) the loan is subject to termination by the Fund at any time, and (iv) the Fund receives reasonable interest on the loan. When cash is received as collateral, the Fund will invest the cash received in short-term instruments to earn additional income. The Fund will bear the risk of any loss on any such investment. The Fund may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of portfolio securities. In addition, voting rights may pass with the loaned portfolio securities, but if a material event occurs affecting an investment on loan, the loan will be recalled on a best efforts basis and the securities voted by the Fund. The Bank of New York Mellon serves as the Funds’ securities lending agent.

13)	United States Government Obligations

Each Fund may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

Each Fund may invest in obligations issued by the agencies or instrumentalities of the United States Government. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the GNMA, the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, a Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities in which a Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the

U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

14)	Warrants and Rights

Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated time. The holder of a right or warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the right or warrant. Such investments provide greater potential for profit than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant or right is not exercised by the date of its expiration, a Fund would lose its entire investment in such warrant or right.

ADDITIONAL INVESTMENT POLICIES

Diversification Requirements for the Funds

Each of the Funds intends to meet the requirements to be a diversified company under the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

Industry Concentration

Unless otherwise provided, for purposes of a determining whether a Fund’s investments are concentrated in a particular industry or group of industries, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by S&P and Morgan Stanley Capital International.

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Funds. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

Each Fund:

(1) May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(2) May borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(3) May lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(4) May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(5) May purchase and sell commodities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(6) May purchase and sell real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(7) May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or under regulatory guidance or interpretations of such Act, rules or regulations.

(8) May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations.

Any restriction on investments or use of assets, including, but not limited to, percentage and rating restrictions, set forth in this SAI or the Proxy Statement/Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, percentage held, rating or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction (2) above related to borrowings by the Funds.

Portfolio Turnover

Generally, the Funds purchase securities for investment purposes and not for short-term trading profits. However, each Fund may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the Fund’s investment objective. A higher degree of portfolio activity may increase brokerage costs to a Fund and may increase shareholders’ tax liability.

The portfolio turnover rates for the Existing Funds for the fiscal years ended September 30, 2011 and September 30, 2012 are as follows:

Brandywine Fund
Period Ended	Portfolio Turnover Rate
September 30, 2011	234%
September 30, 2012	256%

Brandywine Blue Fund
Period Ended	Portfolio Turnover Rate
September 30, 2011	250%
September 30, 2012	243%

Brandywine Advisors Midcap Growth Fund
Period Ended	Portfolio Turnover Rate
September 30, 2011	241%
September 30, 2012	266%

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Funds’ portfolio holdings to third parties, other than disclosures that are consistent with the best interests of shareholders of the Funds. Each Fund will disclose its portfolio holdings on a monthly basis on or about the 10th business day of the following month by posting this information on the Funds’ website. The Chief Compliance Officer of the Funds may designate an earlier or later date for public disclosure of a Fund’s portfolio holdings. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of the Funds that the disclosures are in the best interests of shareholders of the Funds and are for a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Funds), and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Chief Compliance Officer of the Funds will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will identify and address any potential conflicts between the Investment Manager’s interests and those of shareholders of the Funds in connection with these disclosures.

Other than as follows, the Trust does not have any arrangements with any person to make available information about the Funds’ portfolio securities, and the Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in this regard.

The Funds may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following third parties in the normal course of their performance of services to the Funds: the Subadvisor (Friess and Friess of Delaware); the independent registered public accounting firm (PricewaterhouseCoopers LLP); the Custodian (The Bank of New York Mellon); financial printer (R.R. Donnelley); counsel to the Funds (Ropes & Gray LLP) or counsel to the independent trustees of the Funds (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadvisor and the Custodian. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm and financial printer on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of Fund operations. Disclosures of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with Fund operations. In addition, the Funds provide portfolio holdings information to the following data providers, fund ranking/rating services, independent consultants and fair valuation services: Lipper, Morningstar, Interactive Data Corporation, FactSet, Netik, Wilshire Associates and Securities Class Action Services LLC. The Funds may disclose non-public current portfolio holdings information to Interactive Data Corporation on a daily basis for valuation purposes, to FactSet and Netik on a daily basis for portfolio holdings analysis, to Wilshire Associates on the 7th business day of every month for consulting services, portfolio holdings and performance analysis, and to Securities Class Action Services LLC on a monthly basis for proxy voting purposes. The Funds also provide current portfolio holdings information to Lipper, Morningstar and various institutional investment consultants and other related firms, but only after such information has already been disclosed to the general public.

The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of the Funds’ portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND OFFICERS

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with the Trust’s organizational documents and the Board’s policy that a Trustee retire at the end of the calendar year in which the Trustee reaches the age of 75. The President, Treasurer and Secretary hold office until a successor has been duly elected and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Other officers serve at the pleasure of the Trustees.

Independent Trustees.

The Trustees in the following table are not interested persons of the Trust within the meaning of the 1940 Act (“Independent Trustees”). William E. Chapman serves as the Independent Chairman of the Board of Trustees.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Bruce B. Bingham DOB: 12/01/48	Trustee since 2012	Partner, Hamilton Partners (real estate development firm) (1987-Present)	37	Director of The Yacktman Funds, Inc. (2 portfolios)	Significant board experience; experienced businessman; familiar with financial statements.

William E. Chapman, II DOB: 9/23/41	Trustee since 2000; Independent Chairman; Chairman of the Governance Committee	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Trustee of Bowdoin College (2002-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-Nov. 2009)	37	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; significant executive experience with several financial services firms; continuing service as Independent Chairman of the Board and Chairman of the Trust’s Governance Committee.

Edward J. Kaier DOB: 9/23/45	Trustee since 2000; Chairman of the Audit Committee	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)	37	Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; practicing attorney; continuing service as Chairman of the Trust’s Audit Committee.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Steven J. Paggioli DOB: 4/3/50	Trustee since 2000	Independent Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	37	Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel; Trustee of Aston Funds (26 portfolios)	Significant board experience; significant executive experience with several financial services firms; former service with financial service regulator; Audit Committee financial expert.

Eric Rakowski DOB: 6/5/58	Trustee since 2000	Professor, University of California at Berkeley School of Law (1990-Present)	37	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; former practicing attorney; currently professor of law.

Thomas R. Schneeweis DOB: 5/10/47	Trustee since 2000	Professor Emeritus, University of Massachusetts (2013-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, TRS Associates (1982-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC)	37	Trustee of Aston Funds (26 portfolios)	Significant board experience; formerly professor of finance; significant executive experience with several investment partnerships.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
(2001-Present); Partner, S Capital Management, LLC (2007-Present); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northhampton Capital Management, LLC (2004-2010)

*	The Fund Complex consists of the funds of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II and does not include the New Funds.

Interested Trustee

Ms. Carsman is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ OFFICER*	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Christine C. Carsman DOB: 4/2/52	Trustee since 2011	Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds,	37	None	Significant business, legal and risk management experience with several financial services firms; former practicing attorney at private law firm; significant experience as an officer of the Trust, including as Chief Legal Officer.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ OFFICER*	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)

*	The Fund Complex consists of the funds of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II and does not include the New Funds.

Information About Each Trustee’s Experience, Qualifications, Attributes or Skills

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, and experience, qualifications, attributes or skills for serving as Trustees are shown in the tables above. The summaries relating to the experience, qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of its members has these abilities. Experience relevant to having these abilities may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with Managers, and also may benefit from information provided by the Trust’s and Managers’ legal counsel. Both Independent Trustee and Trust counsel have significant experience advising funds and fund board members. The Board and its Committees have the ability to engage other experts, including the Funds’ independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

Officers

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Keitha L. Kinne DOB: 5/16/58	President and Principal Executive Officer since 2012; Chief Operating Officer since 2007	President and Principal Executive Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2012-Present); President, Managers Distributors, Inc. (2012- Present); Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006)

Lewis Collins DOB: 2/22/66	Secretary since 2011; Chief Legal Officer since 2011	Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2011-Present); Senior Counsel, Affiliated Managers Group, Inc. (2002-Present); Senior Vice President, Affiliated Managers Group, Inc. (2010-Present); Vice President, Affiliated Managers Group, Inc. (2006-2010); Director, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002)

Donald S. Rumery DOB: 5/29/58	Principal Financial Officer since 2008; Chief Financial Officer since 2007; Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Chief Financial Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Principal Financial Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2008-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present)

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
John J. Ferencz DOB: 3/09/62	Chief Compliance Officer since 2010	Chief Compliance Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2010-2012); Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010)

Michael Ponder DOB: 9/12/73	Assistant Secretary since 2011	Assistant Secretary, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2011-Present); Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009)

Matthew B. Wallace DOB: 11/24/80	Anti-Money Laundering Compliance Officer since 2012	Senior Associate, Legal and Compliance, Managers Investment Group LLC (2012-Present); Associate, Legal and Compliance, Managers Investment Group LLC (2010-2012); Compliance Specialist, Calamos Advisors LLC (2007-2010)

Trustee Share Ownership

Name of Trustee	Dollar Range of Equity Securities in the Funds Beneficially Owned as of December 31, 2012	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies* Beneficially Owned as of December 31, 2012

Independent Trustees:

Bruce B. Bingham William E. Chapman, II Edward J. Kaier Steven J. Paggioli Eric Rakowski Thomas R. Schneeweis	None None None None None None	Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000

Interested Trustee:

Christine C. Carsman	None	Over $100,000

*	The Family of Investment Companies consists of the funds of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II and does not include the New Funds.

Board Leadership Structure and Risk Oversight

The following provides an overview of the leadership structure of the Board of Trustees of Managers Trust I (the “Board”) and the Board’s oversight of the Funds’ risk management process. The Board consists of seven Trustees, six of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”). An Independent Trustee serves as Chairman of the Board. In addition, the Board also has two standing committees, the Audit Committee and Governance Committee (the “Committees”) (discussed below), each comprised of all of the Independent Trustees, to which the Board has delegated certain authority and oversight responsibilities.

The Board’s role in management of the Trust is oversight, including oversight of the Funds’ risk management process. The Board meets regularly on at least a quarterly basis and at these meetings the officers of the Funds and the Funds’ Chief Compliance Officer report to the Board on a variety of matters. A portion of each regular meeting is devoted to an executive session of the Independent Trustees, the Independent Trustees’ separate, independent legal counsel, and the Funds’ Chief Compliance Officer, at which no members of management are present. In a separate executive session of the Independent Trustees and the Independent Trustees’ independent legal counsel, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board, including fund governance, compliance, and leadership issues. When considering these matters, the Independent Trustees are advised by their independent legal counsel. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

Managers Trust I has retained Managers as the Funds’ investment adviser and administrator. Managers provides the Funds with investment advisory services, and is responsible for day-to-day management and administration of the Funds, and management of the risks that arise from the Funds’ investments and operations. Employees of Managers serve as several of the Funds’ officers, including the Funds’ President. The Board provides oversight of the services provided by Managers and the Funds’ officers, including their risk management activities. On an annual basis, the Funds’ Chief Compliance Officer conducts a compliance review and risk assessment and prepares a written report relating to the review that is provided to the Board for review and discussion. The assessment includes a broad-based review of the risks inherent to the Funds, the controls designed to address those risks, and selective testing of those controls to determine whether they are operating effectively and are reasonably designed. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board receives periodic reports from the Funds’ Chief Legal Officer on Managers’ risk management activities. The Board also receives periodic reports from the Funds’ Chief Compliance Officer regarding the compliance of the Funds with federal and state securities laws and the Funds’ internal compliance policies and procedures. In addition, the Board receives periodic reports from the portfolio managers of the Funds’ subadvisors and Managers’ investment research team regarding the management of the Funds, including their investment risks. The Board also receives periodic reports from the Funds’ Chief Financial Officer, Chief Operating Officer, and other senior personnel of Managers regarding Managers’ general business operations.

Board Committees

As described below, the Board of Trustees has two standing Committees, each of which is chaired by an Independent Trustee. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight.

Audit Committee

The Board of Trustees has an Audit Committee consisting of all of the Independent Trustees. Edward J. Kaier serves as the chairman of the Audit Committee. Under the terms of its charter, the Audit Committee (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the Funds’ financial statements; (c) reviews and assesses the performance, approves the compensation, and approves or ratifies the appointment, retention or termination of the Trust’s independent registered public accounting firm; (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audits of the Funds, and pre-approves the audit services provided by the independent registered public accounting firm; (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm, periodically as the need arises, but not less frequently than annually, matters bearing upon the registered public accounting firm’s status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues of which the Audit Committee is aware that may affect the Trust, the Trust’s financial statements or the amount of any dividend or distribution right, among other matters. The chairman of the Audit Committee or his designee also may carry out the duties of the Board’s pricing oversight committee from time to time. The Audit Committee met three times during the fiscal year ended September 30, 2012.

Governance Committee

The Board of Trustees has a Governance Committee consisting of all of the Independent Trustees. William E. Chapman serves as the chairman of the Governance Committee. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board, including responsibility to make recommendations with respect to the following matters: (i) the nomination and selection of all individuals to be appointed or elected as Independent Trustees; (ii) the selection of an Independent Trustee to serve as the chairperson of the Trust; (iii) the compensation to be paid to Independent Trustees; (iv) the manner in which the Board or the Independent Trustees will conduct self-evaluations; (v) the approval of advisory, subadvisory, distribution and other agreements with affiliated service providers; (vi) the approval of Rule 12b-1 plans, shareholder servicing plans and related agreements; and (vii) other matters that are appropriate for consideration by the Independent Trustees (and not otherwise the responsibility of the Audit Committee). It is the policy of the Governance Committee to consider nominees recommended by shareholders. Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of shareholder proposals in any applicable proxy statement of the Funds) and should address their recommendations to the attention of the Governance Committee, c/o the Secretary of the Funds, 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Governance Committee met six times during the fiscal year ended September 30, 2012.

Trustees’ Compensation

For their services as Trustees of the Trust and other mutual funds within the Managers Fund Complex for the fiscal year ending September 30, 2014, the Trustees are estimated to be compensated as follows:

Compensation Table:

Name of Trustee	Aggregate Compensation from the Funds (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Independent Trustees:
Bruce B. Bingham	$6,419	$135,000
William E. Chapman II (c)	$7,609	$160,000
Edward J. Kaier (d)	$6,895	$145,000
Steven J. Paggioli	$6,419	$135,000
Eric Rakowski	$6,419	$135,000
Thomas R. Schneeweis	$6,419	$135,000
Interested Trustee:
Christine C. Carsman	None	None

(a)	Each Fund is expected to commence operations on or about September 30, 2013 and its initial fiscal year ends on September 30, 2014. Because the Funds have not completed their first full fiscal year, compensation is estimated for the current fiscal year ending September 30, 2014. The Trust does not provide any pension or retirement benefits for the Trustees.
(b)	Total compensation includes compensation estimated to be paid during the 12-month period ending September 30, 2014 for services as a Trustee of the Managers Fund Complex, which, as of the date of this SAI, consisted of 37 funds in the Trust, Managers AMG Funds, The Managers Funds and Managers Trust II.
(c)	Mr. Chapman receives an additional $25,000 annually for serving as the Independent Chairman, which is reflected in the chart above.
(d)	Mr. Kaier receives an additional $10,000 annually for serving as the Audit Committee Chairman, which is reflected in the chart above.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

As of the date of this SAI, no person or entity “controlled” (within the meaning of the 1940 Act) the New Funds, as the New Funds have not commenced operations. A person or entity that “controls” a Fund could have effective voting control over the Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

Principal Holders

As of the date of this SAI, no person or entity owned beneficially or of record 5% or more of the outstanding shares of the New Funds, as the New Funds have not commenced operations.

Management Ownership

As of the date of this SAI, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of each of the New Funds, as the New Funds have not commenced operations.

MANAGEMENT OF THE NEW FUNDS

Investment Manager and Subadvisor

The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. Managers Investment Group LLC serves as investment manager to the Funds. The Investment Manager also serves as administrator of each Fund and carries out the daily administration of the Trust and each Fund. The Investment Manager’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Investment Manager is a subsidiary of AMG, and a subsidiary of AMG serves as the Managing Member of the Investment Manager. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965. Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager, serves as the distributor to the Funds. MDI’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

The assets of each Fund are managed by a subadvisor selected by the Investment Manager, subject to the review and approval of the Trustees. Friess and Friess of Delaware were selected by the Investment Manager to serve as subadvisor of each Fund, subject to the review and approval of the Board of Trustees. As of March 31, 2013, Friess and Friess of Delaware had approximately $1.626 billion in assets under management on a combined basis. Friess’ address is P.O. Box 576, Jackson, Wyoming 83001 and Friess of Delaware’s address is P.O. Box 4166, Greenville, Delaware 19807. Friess and Friess of Delaware are currently majority owned subsidiaries of AMG. As mentioned above, Friess and Friess of Delaware are referred to collectively herein as the “Subadvisor.”

The SEC has given the Trust an exemptive order permitting the Investment Manager, on behalf of the Funds, to hire new unaffiliated subadvisors for the Funds without prior shareholder approval, but subject to shareholder notification within 90 days of the hiring of such a subadvisor. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating subadvisors for individuals and institutional investors. The Investment Manager recommends subadvisors for the Funds to the Trustees based upon continuing quantitative and qualitative evaluation of each subadvisor’s skills in managing assets subject to specific investment styles and strategies. Unlike many other mutual funds, the Funds benefit from independent asset manager specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in hiring or terminating a subadvisor, and the Investment Manager does not expect to make frequent changes of subadvisors.

For its investment management services, the Investment Manager receives an investment management fee from each Fund. The Investment Manager uses all of the investment management fee it receives from each Fund to pay the advisory fees of Friess, and Friess, in turn, pays Friess of Delaware out of the advisory fee it receives from the Investment Manager. Because Friess is an affiliate of the Investment Manager, the Investment Manager indirectly benefits from the compensation received by Friess.

The Subadvisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with the Funds’ investment objectives, policies and restrictions. Generally, the services that the Subadvisor provides to the Funds are limited to asset management and related record keeping services.

The Subadvisor or an affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups/markdowns, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the rules thereunder, and the terms of any exemptive order issued by the SEC. The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Fund’s Subadvisor participates. For underwritings where a Subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

The Subadvisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts which are unrelated in any manner to the Funds or the Investment Manager and its affiliates.

Investment Management, Subadvisory and Sub-Subadvisory Agreements

The Investment Manager serves as investment manager to the Funds under the Investment Management Agreement (the “Management Agreement”). The Management Agreement permits the Investment Manager to engage, from time to time, one or more subadvisors to assist in the performance of its services. Pursuant to the Management Agreement, the Investment Manager has entered into Subadvisory Agreements with Friess (the “Subadvisory Agreements”) and Sub-Subadvisory Agreements with Friess and Friess of Delaware (the “Sub-Subadvisory Agreements”) with respect to the Funds. Friess, pursuant to the Subadvisory Agreements, has delegated all of its investment advisory responsibilities with respect to the Funds to Friess of Delaware, and Friess of Delaware manages the day-to-day portfolio management of the Funds. The Subadvisory Agreements and the Sub-Subadvisory Agreements are referred to collectively herein as the “Friess Agreements.”

The Management Agreement and the Friess Agreements provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

The Management Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) or by the Investment Manager, in each case upon 60 days’ written notice to the other party. Each Friess Agreement may be terminated, at anytime without penalty, by the Investment Manager upon notice to the Trust, Friess and (in the case of the Sub-Subadvisory Agreement) Friess of Delaware, by the Trust or by vote of a majority of the outstanding voting securities of the applicable Fund (as defined in the 1940 Act) on notice to Friess, or by Friess or (in the case of the Sub-Subadvisory Agreement) by Friess of Delaware upon 30 days’ written notice to the Investment Manager and the Trust. The Management Agreement and the Friess Agreements terminate automatically in the event of assignment, as defined in the 1940 Act and the regulations thereunder. The Sub-Subadvisory Agreement will also terminate automatically in the event of the termination of the Subadvisory Agreement.

The Management Agreement provides that the Investment Manager is specifically responsible for the following advisory and/or administrative services:

•

developing and furnishing continuously an investment program and strategy for each Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement;

•	providing research and analysis relative to the investment program and investments of each Fund;

•

determining (subject to the overall supervision and review of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by each Fund and what portion, if any, of the assets of each Fund shall be held in cash or cash equivalents;

•	making changes on behalf of the Trust in the investments of the Funds;

•

furnishing to the Trust necessary assistance in the preparation of all reports now or hereafter required by federal or other laws, and the preparation of prospectuses, registration statements and amendments thereto that may be required by federal or other laws or by the rules or regulations of any duly authorized commission or administrative body;

•

furnishing to the Trust office space in the offices of the Investment Manager, or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service; and

•

furnishing to the Trust all executive and administrative personnel necessary for managing the affairs of the Trust, including personnel to perform clerical, bookkeeping, accounting and other office functions.

Under the Friess Agreements, the Subadvisor manages all or a portion of a Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund in accordance with the Fund’s investment objectives, policies, and investment restrictions. The Subadvisor provides these services subject to the general supervision of the Investment Manager and the Trustees and, in the case of the Sub-Subadvisory Agreements, Friess. The provision of investment advisory services by the Subadvisor to the Funds will not be exclusive under the terms of the Friess Agreements, and the Subadvisor will be free to and expects to render investment advisory services to others.

In performing the functions set forth above and supervising the Subadvisor, the Investment Manager:

•

performs periodic detailed analysis and reviews of the performance by the Subadvisor of its obligations to each Fund, including without limitation a review of the Subadvisor’s investment performance in respect of each Fund;

•

prepares and presents periodic reports to the Board of Trustees regarding the investment performance of the Subadvisor and other information regarding the Subadvisor, at such times and in such forms as the Board of Trustees may reasonably request;

•	reviews and considers any changes in the personnel of the Subadvisor responsible for performing the Subadvisor’s obligations and makes appropriate reports to the Board of Trustees;

•	reviews and considers any changes in the ownership or senior management of the Subadvisor and makes appropriate reports to the Board of Trustees;

•	performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Subadvisor;

•

assists the Board of Trustees and management of the Trust in developing and reviewing information with respect to the initial approval of each Friess Agreement with the Subadvisor and annual consideration of each Friess Agreement thereafter;

•	prepares recommendations with respect to the continued retention of the Subadvisor or the replacement of the Subadvisor, including at the request of the Board of Trustees;

•

identifies potential successors to or replacements of the Subadvisor or potential additional Subadvisors, performs appropriate due diligence, and develops and presents to the Board of Trustees a recommendation as to any such successor, replacement, or additional Subadvisor, including at the request of the Board of Trustees;

•	designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and

•	performs such other review and reporting functions as the Board of Trustees shall reasonably request consistent with the Management Agreement, each Friess Agreement and applicable law.

The Funds pay all expenses not borne by the Investment Manager or Subadvisor including, but not limited to, the charges and expenses of the Funds’ Custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trust’s independent Trustees, 12b-1 fees, if any, all brokerage commissions, transfer taxes and transaction taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of a Fund’s shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Subadvisor or their affiliates, other than affiliated registered investment companies. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

The Friess Agreements require the Subadvisor to provide fair and equitable treatment to the Funds in the selection of portfolio investments and the allocation of investment opportunities. However, they do not obligate the Subadvisor to acquire for the Funds a position in any investment which any of the Subadvisor’s other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

Although the Subadvisor makes investment decisions for the Funds independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When the Funds and other clients of the Subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Funds and the other client(s) pursuant to a formula considered equitable by the Subadvisor. In specific cases, this system could have an adverse effect on the price or volume of the security to be purchased or sold by a Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Funds.

The Management Agreement provides that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of its obligations or duties, the Investment Manager is not subject to liability to a Fund or any Fund shareholder for any act or omission in the course of, or connected with, the matters to which the Management Agreement relates. The Friess Agreements provide that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the applicable Friess Agreement, except by reason of the Subadvisor’s willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of the Subadvisor’s reckless disregard of its obligations and duties under the applicable Friess Agreement. The Subadvisory Agreements also provide that the appointment of any sub-subadvisor does not relieve Friess of any liability under the Subadvisory Agreement and Friess is liable for the acts and omissions of any sub-subadvisor as if such acts and omissions were those of Friess.

The Trust has obtained from the SEC an exemptive order which permits the Investment Manager, subject to certain conditions and oversight by the Board of Trustees, to enter into subadvisory agreements with unaffiliated subadvisors approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions (including a 90 day notification requirement discussed below) and oversight by the Funds’ Board of Trustees but without shareholder approval, to hire new unaffiliated subadvisors for the Funds, change the terms of a subadvisory agreement for an unaffiliated aubadvisor, or continue the employment of an unaffiliated subadvisor after events that under the 1940 Act and the subadvisory agreement would be deemed to be an automatic termination of the subadvisory agreement provided that the Investment Manager provides notification to shareholders within 90 days of the hiring of an unaffiliated subadvisor. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement. Although shareholder approval will not be required for the termination of subadvisory agreements, shareholders of a Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund. Affiliated subadvisors selected by the Investment Manager are subject to shareholder approval.

Compensation of the Investment Manager and the Subadvisor

As compensation for the investment management services rendered and related expenses under the Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee equal to 1.00% of the value of the net assets of the Fund. The amount of management fee is computed daily and may be paid monthly.

As compensation for the investment management services rendered and related expenses under the Subadvisory Agreements, the Investment Manager has agreed to pay Friess all of the investment management fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid monthly based on the average daily net assets that Friess manages. The fee paid to Friess is paid out of the fee the Investment Manager receives from each Fund and does not increase a Fund’s expenses. In addition, as compensation for the investment management services rendered and related expenses under the Sub-Subadvisory Agreements, Friess has agreed to pay Friess of Delaware a fee equal to 110% of the monthly expenses Friess of Delaware incurs in managing the portfolio. The fee paid to Friess of Delaware is paid out of the fee Friess receives from Managers and does not increase a Fund’s expenses.

Because the Funds commenced operations on or following the date of this SAI, there have been no payments for advisory services (i) by the Funds to the Investment Manager, (ii) by the Investment Manager to Friess, or (iii) by Friess to Friess of Delaware.

Expense Limitations

From time to time, the Investment Manager may agree to limit a Fund’s expenses by agreeing to waive all or a portion of the investment management fee and other fees it would otherwise be entitled to receive from a Fund and/or reimburse certain Fund expenses above a specified maximum amount (i.e., an “expense limitation”). The Investment Manager may waive all or a portion of its fees and/or reimburse Fund expenses for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by the Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to a Fund, or attempting to make a Fund’s performance more competitive as compared to similar funds. The effect of any contractual expense limitations in effect at the date of this SAI is reflected in the tables below and, if applicable, in the Annual Fund Operating Expenses table (including footnotes thereto) located in the front of each Fund’s Proxy Statement/Prospectus. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to a Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. In addition, the Investment Manager may voluntarily agree to waive or reimburse a portion of its management fee from time to time. Any voluntary expense limitations by the Investment Manager or by the Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Subadvisor. In general, contractual expense limitations are only terminated at the end of a term, and shareholders will generally be notified of any change on or about the time that it becomes effective. Because the Funds commenced operations on or following the date of this SAI, there have been no fees waived and/or expenses reimbursed to the Funds.

The Investment Manager also serves as the administrator to the Funds and receives compensation from the Trust pursuant to an Administration and Shareholder Servicing Agreement between the Trust and the Investment Manager. For more information about the Administration and Shareholder Servicing Agreement, see “Administrative Services; Distribution Arrangements” below.

Portfolio Managers of the Funds (information as of April 30, 2013)

Friess of Delaware supervises the investment portfolio of the Funds, directing the purchase and sale of investment securities in the day-to-day management of the Funds. Scott W. Gates and William F. D’Alonzo manage each Fund’s portfolio as the portfolio managers jointly and are primarily responsible for the day-to-day management of each Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Scott W. Gates
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	2	$29	None	$0
Other Accounts	9	$64	None	$0

Portfolio Manager: Willian F. D’Alonzo
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	2	$29	None	$0
Other Accounts	9	$64	None	$0

Potential Material Conflicts of Interest

The portfolio managers of the Subadvisor are often responsible for managing other accounts. The Subadvisor typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Subadvisor or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a Fund and another account and allocation of aggregated trades). The Subadvisor has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, Subadvisor has adopted policies limiting the ability of portfolio managers to cross securities between funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

With respect to initial public offerings and secondary offerings that are part of a syndicate calendar (collectively “IPOs”) the Subadvisor uses its best efforts to allocate fairly IPOs to all eligible accounts. When feasible, IPOs are allocated pro rata to all eligible accounts. Such allocations are generally not feasible because IPO allocations are limited and a pro rata allocation would result in extremely small positions held by eligible accounts. To avoid this result, IPOs are generally allocated to eligible accounts using a rotation system designed to treat equitably all eligible accounts. The rotation system considers the performance of IPOs previously allocated.

Portfolio Manager Compensation

The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of April 30, 2013.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

William F. D’Alonzo	Salary/Bonus	Subadvisor	Mr. D’Alonzo receives a fixed salary from the Subadvisor that is set by reference to industry standards. He also receives an annual bonus based on the growth of client assets managed by the Subadvisor and its resulting revenue.

Scott W. Gates	Salary/Bonus	Subadvisor

Mr. Gates receives a fixed salary from the

Subadvisor that is set by reference to industry standards. He also receives an annual subjective bonus based solely on the overall profitability of the Subadvisor after taxes for the prior fiscal year.

Portfolio Managers’ Ownership of Fund Shares

The Portfolio Managers do not own any shares of the New Funds, as the New Funds have not commenced operations.

Proxy Voting Policy

Proxies for a Fund’s portfolio securities are voted in accordance with the Subadvisor’s proxy voting policies and procedures, which are set forth in Appendix B to this SAI, except that for a proxy with respect to shares of (i) an unaffiliated money market fund used as a cash management vehicle (a “Cash Sweep Fund”), the Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund’s directors; and (ii) an ETF held by a Fund, in connection with an SEC exemptive order on which the Fund relies with respect to the ETF, the Investment Manager may vote the proxy in the same proportion as the vote of all other holders of shares of the ETF.

Because the Funds are new, there is no information available for how the Funds voted proxies relating to their portfolio securities during the past twelve months. Information regarding how the Existing Funds voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available: (i) without charge, by calling 1-(800) 835-3879; and (ii) on the SEC’s Website at http://www.sec.gov.

Code of Ethics

The Trust, the Investment Manager, MDI, Friess and Friess of Delaware have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics, which generally permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund, contain procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

Administrative Services; Distribution Arrangements

Under an Administration and Shareholder Servicing Agreement (the “Fund Administration Agreement”) between the Trust and the Investment Manager, the Investment Manager also serves as Administrator (the “Fund Administrator”) of the Funds and is responsible for certain aspects of managing the Funds’ operations, including administration and shareholder servicing. The administrative and shareholder services to be provided include, but are not limited to, processing and/or coordinating Fund share purchases and redemptions, responding to inquiries from shareholders, providing omnibus level support for financial intermediaries who perform sub-accounting for shares held of record by financial intermediaries for the benefit of other beneficial owners and other general and administrative responsibilities for each Fund. For these services, each Fund is required to pay the Fund Administrator an annual administrative fee of 0.03% of the average daily net assets of the Fund for the first $300,000,000 of assets under management, 0.025% for the next $200,000,000, and 0.02% on amounts in excess of $500,000,000, in each case subject to a $40,000 annual minimum per Fund. The Fund Administration Agreement generally may be terminated by the Fund Administrator upon at least 120 days’ prior written notice to the Trust, and by the Trust upon at least 30 days’ prior written notice to the Fund Administrator.

Because the Funds commenced operations on or following the date of this SAI, there have been no payments by the Funds to the Investment Manager for administrative services.

Distribution Arrangements

Under a Distribution Agreement between the Trust and MDI, MDI serves as the principal distributor and underwriter for the Funds. MDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears a portion of the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of each Fund’s prospectus for sales purposes and any advertising or sales literature. Any costs and expenses not allocated to MDI shall be borne by the Investment Manager or an affiliate of the Investment Manager as agreed upon between MDI and the Investment Manager from time to time. MDI is not obligated to sell any specific amount of shares of the Funds.

The Distribution Agreement between the Trust and MDI may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Management Agreement. The Distribution Agreement continues in effect for two years from the date of its execution and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund and (ii) by a majority of the Trustees who are not “interested persons” of the Trust or MDI (as that term is defined in the 1940 Act).

For sales of Fund shares, MDI may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of the Funds. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made pursuant to the Rule 12b-1 distribution and service plan described below or, in the case of such shares that are not subject to a Rule 12b-1 distribution and service plan, by MDI or its affiliates out of their own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sales.

MDI’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Rule 12b-1 Distribution and Service Plan – Brandywine Advisors Midcap Growth Fund only. The Trust has adopted a distribution and service plan with respect to the Brandywine Advisors Midcap Growth Fund (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. All shares of the Funds are sold without a front end or contingent deferred sales load and shares of Brandywine Fund and Brandywine Blue Fund are not subject to the expenses of any Rule 12b-1 distribution and service plan.

Pursuant to the Plan, Brandywine Advisors Midcap Growth Fund may reimburse MDI for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Fund shareholders. The Plan authorizes payments to MDI of up to 0.25% annually of Brandywine Advisors Midcap Growth Fund’s average daily net assets. Payments made pursuant to the Plan by Brandywine Advisors Midcap Growth Fund may only be used to pay distribution expenses incurred in the current year.

The Plan further provides for periodic payments by the Trust or MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Brandywine Advisors Midcap Growth Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares owned by clients of such broker, dealer or financial intermediary.

In accordance with the terms of the Plan, MDI provides to Brandywine Advisors Midcap Growth Fund, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees’ quarterly review of the Plan, they will review the level of payments under the Plan in considering the continued appropriateness of the Plan.

Under its terms, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described therein. The Plan may not be amended to increase materially the amount to be spent under the Plan without approval of the shareholders of the affected Fund, and material amendments to the Plan must also be approved by the Trustees in a manner described therein. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operations of the Plan or agreement with any distributor, or by a vote of a majority of the outstanding voting securities of the applicable Fund (as that term is defined in the 1940 Act).

Because Brandywine Advisors Midcap Growth Fund commenced operations on or following the date of this SAI, there have been no payments by the Fund under the Plan.

Custodian

Although it is expected that the Bank of New York Mellon, a subsidiary of the Bank of New York Mellon Corporation (the “Custodian”), 2 Hanson Place, Brooklyn, New York 10286, will serve as the custodian for the Funds, there is expected to be a transition period following the Reorganization, which is expected to occur on or about September 30, 2013, during which the Existing Funds’ custodian, U.S. Bank, N.A. (“US Bank”), will provide custodian services to the Funds for an interim period. US Bank is located at 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent

Although it is expected that BNY Mellon Investment Servicing (US) Inc., P.O. Box 9769, Providence, Rhode Island 02940-9769 (the “Transfer Agent”), will serve as the transfer agent for the Funds, there is expected to be a transition period following the closing of the Reorganization, which is expected to occur on or about September 30, 2013, during which the Existing Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (“US Bank Services”) will provide transfer agency and related services to the Funds. US Bank Services is located at 615 East Michigan Street, Milwaukee, WI 53022. BNY Mellon Investment Servicing also serves as the sub-transfer agent for the ManagersChoice® asset allocation program and also serves as the dividend disbursing agent for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for the Funds for the fiscal year ended September 30, 2014. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each Fund, assists in the preparation and/or review of each Fund’s federal and state income tax returns and may provide other audit, tax and related services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Friess Agreements provide that the Subadvisor places all orders for the purchase and sale of securities that are held in a Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Subadvisor to seek to obtain best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for the Funds, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Subadvisor is authorized by the Trustees to consider the “brokerage and research services” (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Subadvisor is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Subadvisor. Each Fund may purchase and sell portfolio securities through brokers who provide the Subadvisor with research services.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by the Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadvisor.

The fees of the Subadvisor are not reduced by reason of its receipt of such brokerage and research services. Generally, the Subadvisor does not provide any services to a Fund except portfolio investment management and related record-keeping services. The Investment Manager may request that the Subadvisor employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Because the Funds commenced operations on or following the date of this SAI, there have been no brokerage commissions paid by the Funds.

Brokerage Recapture Arrangements

The Trust may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by the Funds may be directed by the Funds to pay expenses of the Funds. Consistent with its policy and principal objective of seeking best price and execution, the Subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the Funds. There is no specific amount of brokerage that is required to be placed through such brokers. In all cases, brokerage recapture arrangements relate solely to expenses of the Funds and not to expenses of the Investment Manager or the Subadvisor.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts directly with the Funds or through their financial planners or investment professionals, or directly with the Trust in circumstances as described in the Proxy Statement/Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell a Fund’s shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain record-keeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor’s name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from the Investment Manager out of its legitimate profits in exchange for selling shares or for record keeping or other shareholder related services.

Purchase orders received by the Trust before 4:00 p.m. New York time at the address listed in the Proxy Statement/Prospectus on any day that the NYSE is open for business will receive the net asset value computed that day. Purchase orders received after 4:00 p.m. from certain processing organizations, which have entered into contractual arrangements with the Investment Manager, will also receive that day’s offering price, provided the orders the processing organization transmits to the Investment Manager were received in proper form by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Proxy Statement/Prospectus will be promptly forwarded to the Transfer Agent.

Federal funds or bank wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations that have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check or by Automated Clearing House funds (“ACH”) are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. However, during this 15 calendar-day period, such shareholder may exchange such shares into any series of the Trust, Managers AMG Funds, The Managers Funds or Managers Trust II, subject to applicable restrictions such as minimum investment amounts. The 15 calendar-day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. The Funds and MDI reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York time on any day that the NYSE is open for business will receive the net asset value determined at the close of regular business of the NYSE on that day. Redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also be redeemed at the net asset value computed that day, provided that the orders the processing organization transmits to a Fund were received in proper form by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York time will be redeemed at the net asset value determined at the close of trading on the next business day. Redemption orders transmitted to the Trust at the address indicated in the Proxy Statement/Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders.

The Trust reserves the right to redeem shareholder accounts (after at least 60 days’ notice and the opportunity to reestablish the account balance) when the value of a Fund’s shares in the account (i) falls below $500 due to redemptions, or (ii) is below $100. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under “Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from the Funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check or ACH are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for business other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

As described in the Proxy Statement/Prospectus, an investor may exchange shares of a Fund for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all Funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other Managers’ Funds described above, an investor also may exchange shares of the Funds through the Investment Manager for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”) (see below for more information about the JPMorgan Fund). Because an exchange is the sale of shares of the Fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. The value of the shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them, except that there is no minimum purchase requirement to exchange into the JPMorgan Fund. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of another fund will occur when the proceeds from the redemption become available. Shareholders subject to federal income tax may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time, subject to applicable law. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

The JPMorgan Fund is advised, offered and distributed by JPMorgan Asset Management and its affiliates, but an investor may place an exchange order in the same manner as the investor places other exchange orders and as described in the Proxy Statement/Prospectus, subject to the restrictions above. The Investment Manager has entered into a Service Agreement and Supplemental Payment Agreement with the JPMorgan Fund’s distributor and investment advisor, respectively, that provide for a cash payment to the Investment Manager with respect to the average daily net asset value of the total number of shares of the JPMorgan Fund held by customers investing through the Investment Manager. This cash payment compensates the Investment Manager for providing, directly or through an agent, administrative, sub-transfer agent and other shareholder services, and not investment advisory or distribution related services.

Cost Basis Reporting

Upon the redemption or exchange of Fund shares, the Funds or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Funds’ shares you redeemed or exchanged. See the Proxy Statement/Prospectus for more information.

Net Asset Value

Each Fund computes its net asset value (“NAV”) once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York time. The NAV will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York time.

The NAV per share of each Fund is equal to the value of the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding for that Fund. Equity securities listed on a U.S. securities exchange (including ADRs and GDRs) are valued at the last quoted sale price on the exchange where such securities are principally traded as of the close of the exchange’s or such market’s regular trading hours on the valuation date, or, lacking any sales, at the last quoted bid price on such principal exchange. Equity securities traded on NASDAQ or in a U.S. OTC market (including ADRs) are valued at the official closing price as of the close of the market’s regular trading hours on the valuation date, or, lacking any sales, on the basis of the last quoted bid price. Equity securities traded primarily on non-U.S. stock exchanges or in non-U.S. OTC markets are valued at each market’s official closing price if one is available and is representative of the overall market, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such non-U.S. market but prior to the time as of which the Funds calculate their NAV. In accordance with procedures approved by the Trustees, the Investment Manager may rely upon recommendations of a third party fair valuation service in adjusting the prices of such non-U.S. portfolio investments. Otherwise, equity securities traded primarily on non-U.S. stock exchanges or in non-U.S. OTC markets are valued on the basis of the last quoted sale price as of the close of the regular trading hours of the principal exchange or the OTC market on which the security is traded on the valuation date, or, lacking any sales, on the basis of the last quoted bid price. Debt obligations with maturities of sixty (60) days or less are valued at amortized cost. Debt obligations with maturities of more than 60 days are valued using the evaluated bid price or the mean between the evaluated bid and ask prices. Notwithstanding the foregoing, currencies, financial derivatives and IPOs will be valued in accordance with each Fund’s valuation procedures adopted from time to time. In the event that the market quotation for a portfolio instrument is not deemed to be readily available or if a Fund’s service providers believe the quotation to be unreliable pursuant to the Fund’s Market Value Procedures, the portfolio instrument is valued at fair value, as determined in good faith and pursuant to the Fund’s Fair Value Procedures established by the Trustees. All portfolio instrument valuations described above on a valuation date shall be valuations of such instruments as of or prior to the close of business of the NYSE.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares, and no compensation or other consideration is received by the Fund, the Investment Manager or any other party in this regard.

Dividends and Distributions

Each Fund declares and pays dividends and distributions as described in the Proxy Statement/Prospectus.

If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distributions will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

CERTAIN FEDERAL INCOME TAX MATTERS

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under U.S. federal income tax laws. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations thereunder, published rulings and court decisions, in effect as of the date of this SAI. These laws are subject to change, possibly on a retroactive basis.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of the Funds—in General

Each Fund has elected and intends each year to qualify and be treated as a “regulated investment company” under Subchapter M of the Code. In order to so qualify and be treated, each Fund must, among other things:

(a)	derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (all such income, “Qualifying Income”);

(b)	invest the Fund’s assets in such a manner that, as of the close of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to a value not greater than 5% of the value of the total assets of the Fund and to no more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote and that are engaged in the same or similar trades or businesses or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in paragraph (a)(i) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies for treatment as a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (net long-term capital gains in excess of net short-term capital losses, in each case determined with reference to capital losses carried forward from prior years), if any, that it distributes to shareholders in the form of dividends (including Capital Gain Dividends, as defined below) on a timely basis.

Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) currently constitute Qualifying Income for purposes of the 90% test. However, the Treasury Department has the authority to issue regulations (possibly retroactively) excluding from the definition of Qualifying Income a Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities. This could affect the qualification of a Fund as a regulated investment company.

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify for treatment as a regulated investment company for such year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. All distributions by such a Fund, including any distributions of net long-term capital gains, would be taxable to shareholders in the same manner as other regular corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. Some portions of such distributions may be eligible for treatment as “qualified dividend income” (defined below) for individuals and for the dividends-received deduction for corporate shareholders. A Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund fails to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or a later date if the Fund is eligible to elect and so elects), plus any such amounts retained from the prior year, such Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or a later date if the Fund makes the election referred to above) generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid by a Fund to shareholders in January of a year generally is deemed to have been paid by such a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Each Fund intends to make sufficient distributions to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31 (or a later date if the Fund makes the election referred to in the previous paragraph) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31(or a later date if the Fund makes the election referred to above)) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.

Taxation of the Funds’ Investments

Original Issue Discount; Market Discount. For U.S. federal income tax purposes, some debt securities, including all zero coupon debt securities, with a fixed maturity date of more than one year from the date of issuance may be treated as having original issue discount (“OID”). OID generally can be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. OID is treated for U.S. federal income tax purposes as interest income earned by a Fund, which will comprise a part of the Fund’s investment company taxable income or net tax-exempt income required to be distributed to shareholders as described above, whether or not cash on the debt security is actually received. Generally, the amount of OID accrued each year is determined on the basis of a constant yield to maturity which takes into account the compounding of interest.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price (or, in the case of original issue discount obligations, the revised issue price) of a debt security over the purchase price of such security. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Market discount generally accrues in equal daily installments. A Fund may make one or more elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price) or OID. Generally, a Fund will be required to include the acquisition discount or OID in income over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from cash assets or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so.

Securities Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortized premium.

Junk Bonds. If a Fund invests in high yield OID obligations issued by corporations (including tax-exempt obligations), a portion of the OID accruing on the obligation may be treated as taxable dividend income. In such cases, if the issuer of the high yield discount obligation is a domestic corporation, dividend payments by a Fund attributable to such portion of accrued OID may be eligible for the dividends-received deduction for corporate shareholders.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Options, Futures, Forward Contracts, Swap Agreements, and Other Derivatives. A Fund’s use of derivatives, if any, may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. A Fund’s use of derivatives will also affect the amount, timing, and character of a Fund’s distributions. The character of a Fund’s taxable income will, in some cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. In addition, because the tax rules applicable to such investments may be uncertain under current U.S. federal income tax laws, an adverse determination or future IRS guidance with respect to these rules may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; (iii) cause adjustments in the holding periods of portfolio securities; (iv) convert capital gains into ordinary income; (v) characterize both realized and unrealized gains or losses as short-term or long-term, irrespective of the holding period of the investment; and (vi) require inclusion of unrealized gains or losses in the Fund’s income for purposes of determining whether 90% of the Fund’s gross income is Qualifying Income. Such provisions may apply to, among other investments, futures contracts, options on futures contracts, options on securities, options on security indices, swaps, short sales, foreign securities, securities loans or similar transactions. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

Foreign Currency Transactions and Hedging. Gains or losses attributable to fluctuations in exchange rates that occur between the time each Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary income or loss. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years. However, in certain circumstances, a Fund may elect to treat gains or losses from certain foreign currency positions as capital gains or losses.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of the Fund’s taxable income and net tax-exempt income (if any). If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid an entity-level tax.

Repurchase Agreements and Securities Loans. A Fund’s participation in repurchase agreements and loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a repurchase agreement or a securities loan, any (i) amounts received by the Fund in place of dividends or interest earned on the security during the period that such security was not directly held by the Fund may not give rise to qualified dividend income or distributions qualifying for the corporate dividends-received deduction (each of which is described below); and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by a Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in “Foreign Taxes,” below.

Passive Foreign Investment Companies. Under the Code, investments in certain foreign investment companies that qualify as “passive foreign investment companies” (“PFICs”) are subject to special tax rules. A PFIC is any foreign corporation if (i) 75% or more of the gross income of the foreign corporation for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) of the foreign corporation that produce or are held for the production of passive income is at least 50%. Generally, “passive income” for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by a Fund in certain PFICs could potentially subject such Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to that Fund’s shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. A Fund that indirectly invests in PFICs by virtue of the Fund’s investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Investments in Other Investment Companies. If a Fund receives dividends from another mutual fund, an ETF or another company that qualifies as a regulated investment company (each, an “investment company”), and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company. If a Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the corporate dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company. (Qualified dividend income and the dividends-received deduction are described below.)

Taxation of Certain Investments. As described above, certain of each Fund’s investments can create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. The character of a Fund’s taxable income will, in many cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. The tax treatment of certain securities in which the Funds may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of each Fund.

Federal Income Taxation of Shareholders

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in such Fund. In general, a Fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any capital loss carryforwards) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be treated as long-term capital gains includible in a shareholder’s net capital gain and taxed to individuals at reduced rates. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Taxable income that is retained by a Fund will be subject to tax at regular corporate rates. Each Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Distributions are taxable to shareholders as described herein whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan.

Distributions by a Fund will result in a reduction in the fair market value of such Fund’s shares. A distribution may be taxable to the shareholder, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, a shareholder that purchases shares of a Fund just prior to a taxable distribution will then receive a return of investment upon distribution which may nevertheless be taxable to the shareholder as ordinary income or capital gain.

“Qualified dividend income” received by an individual will be taxed at the rates applicable to net capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.

A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for the purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the aggregate qualified dividend income received by a Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only capital gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

A portion of the dividends paid by the Funds to shareholders that are corporations (other than S corporations) may be eligible for the 70% dividends-received deduction (subject to a holding period requirement imposed by the Code) to the extent such dividends are derived from dividends received from U.S. corporations. However, any distributions received by a Fund from PFICs will not qualify for the corporate dividends-received deduction. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that a Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains a Fund realizes that year, in which case the excess generally be treated as a return of capital to shareholders. A return of capital is not taxable, but reduces the shareholder’s tax basis in such Fund’s shares (thus reducing any loss or increasing any gain on the subsequent taxable disposition by a shareholder of its shares), and any amounts exceeding such basis are treated as gains from the sale of such shares.

Sale, Exchange or Redemption of Shares

The sale, exchange, or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxes

Foreign withholding or other foreign taxes with respect to income from or disposition of certain foreign securities may occur. Consequently, a Fund’s yield on those securities will be decreased. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

If a Fund does not make the above election or if more than 50% of its assets at year end do not consist of securities of foreign corporations, the Fund’s net income will be reduced by the foreign taxes paid or withheld, and shareholders will not be entitled to claim a credit or deduction with respect to such taxes. Shareholders are advised to consult their own tax advisors with respect to the treatment of foreign source income and foreign taxes under the U.S. federal income tax laws.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to such Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders

Income of a regulated investment company, such as a Fund, that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the Fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends including Capital Gain Dividends and on the proceeds of the sale, redemption or exchange of Fund shares, beginning as early as January 1, 2014. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

State and Local Taxes

Each Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor the Funds are liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Funds continue to qualify as regulated investment companies under Subchapter M of the Code. However, each Fund may be subject to state and/or local taxes in other jurisdictions in which such Fund is deemed to be doing business. In addition, the treatment of the Funds and their shareholders in those states which have income tax laws might differ from treatment under U.S. federal income tax laws. Shareholders should consult with their own tax advisors concerning the state and local tax consequences of investing in the Funds.

EACH SHAREHOLDER SHOULD CONSULT A TAX ADVISOR ABOUT THE APPLICATION OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN A FUND IN LIGHT OF THE SHAREHOLDER’S PARTICULAR TAX SITUATION.

OTHER INFORMATION

Massachusetts Business Trust

Each Fund is a series of a “Massachusetts business trust.” A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the ByLaws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of a Fund or the Trust and that every note, bond, contract, certificate or undertaking made on behalf of the Fund or the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by a Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of a Fund.

The Declaration of Trust further provides that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of a Fund or the Trust, except if the liability arises from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties to such third persons. It also provides that all third persons shall look solely to the property of a Fund for any satisfaction of claims arising in connection with the affairs of the Fund. The Trust’s Declaration of Trust also provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of a Fund, except against any liability arising out of such Trustee or officer’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See “Massachusetts Business Trust” above. The Trustees may classify or reclassify any series of the Trust into one or more classes. The Funds currently do not offer multiple classes of shares.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in a Fund or assets of another series, if applicable. Each share of a Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See “Massachusetts Business Trust” above. Shares of each Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in each Fund’s Proxy Statement/Prospectus and in this SAI.

The shareholders of the Trust are entitled to one vote for each whole share held of a Fund (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Trust’s Declaration of Trust.

The Trustees have authorized the issuance and sale to the public of shares of several series of the Trust. The Trustees may authorize the issuance of shares of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and NAV procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of any such additional series, to the extent required by the 1940 Act.

Additional Information

This SAI and each Fund’s Proxy Statement/Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Trust’s Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington D.C.

Statements contained in the SAI and each Fund’s Proxy Statement/Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the Trust’s Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in each Fund’s Proxy Statement/Prospectus or this SAI, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or MDI. Each

Fund’s Proxy Statement/Prospectus and this SAI do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or MDI to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

Financial statements are not available because the New Funds have not commenced operations as of the date of this SAI.

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY

STANDARD & POOR’S AND MOODY’S INVESTORS SERVICE, INC.

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by the Subadvisor to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody’s Investors Service

Long-Term Obligation Ratings

Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

Short-Term Obligation Ratings

Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

A-1

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

A-2

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings*

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

A-3

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor’s Underlying Rating): A SPUR rating is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

A-4

Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal short-term note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard & Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s does not act as a fiduciary or an investment advisor except where registered as such. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

Standard & Poor’s uses six qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addressed the principal portion of the obligation only. Likewise, the qualifier can indicate a limitation on the type of information used, such as “pi” for public information. A qualifier appears as a suffix and is part of the rating.

i: This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ suffix indicates that the rating addresses the interest portion of the obligation only. The ‘i’ suffix will always be used in conjunction with the ‘p’ suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of ‘AAApNRi’ indicating that the principal portion is rated ‘AAA’ and the interest portion of the obligation is not rated.

A-5

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only. The ‘p’ suffix will always be used in conjunction with the ‘i’ suffix, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of ‘AAApNRi’ indicating that the principal portion is rated ‘AAA’ and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim: Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

A-6

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consists primarily of direct U.S. government securities pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Ratings: Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.

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APPENDIX B

FRIESS ASSOCIATES, LLC and FRIESS ASSOCIATES OF DELAWARE, LLC

PROXY VOTING POLICIES AND PROCEDURES

A. General Policy

Friess Associates, LLC and Friess Associates of Delaware, LLC (“Friess Associates”) will vote proxies for its clients, including the Brandywine Funds, when authorized to do so by such clients. When Friess Associates votes proxies it generally follows the so-called “Wall Street Rule” (i.e., it votes as management recommends or sells the stock prior to the meeting). Friess Associates believes that following the “Wall Street Rule” is usually consistent with the economic best interests of its clients. Consistent with its duty of care Friess Associates monitors proxy proposals just as it monitors other corporate events affecting the companies in which its clients invest.

B. Conflicts of Interest

There may be instances where the interests of Friess Associates may conflict or appear to conflict with the interests of its clients. For example, Friess Associates may manage a pension plan of a company whose management is soliciting proxies and there may be a concern that Friess Associates would vote in favor of management because of its relationship with the company. In such situations Friess Associates will, consistent with its duty of care and duty of loyalty, vote the securities in accordance with its third party proxy voting service’s recommendation instead of Friess’ pre-determined voting policy.

C. Record Keeping

Friess Associates will maintain the following records with respect to proxy voting;

•	a copy of this proxy voting policy;

•	a copy of all proxy statements received (Friess Associates may rely on the EDGAR system to satisfy this requirement);

•	a record of each vote cast on behalf of a client (Friess Associates may rely on a third party to satisfy this requirement);

•	a copy of any document prepared by Friess Associates that was material to making a voting decision or that memorializes the basis for that decision;

•

a copy of each written client request for information on how Friess Associates voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how Friess Associates voted proxies on behalf of the requesting client.

D. Disclosure

Friess Associates will furnish clients a copy of this policy and a report of the proxy votes cast on their behalf upon request. Requests may be made by calling Friess Associates at 302-656- 3017. The Funds’ proxy voting record for the previous year ended June 30 will be available on the Funds’ website, www.managersinvest.com

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